[front cover]

November 30, 2002

American Century
Annual Report

[photo]

Strategic Allocation:
   Conservative
   Moderate
   Aggressive

                                  [american century logo and text logo (reg.sm)]

[inside front cover - blank]

Our Message to You
[photo]
James E. Stowers III with James E. Stowers, Jr.

The fiscal year ended November 30, 2002, spanned a turbulent time. The period began with the last of 11 interest rate cuts in 2001 that helped power the U.S.
economy through the first quarter of 2002. But that momentum faded as geopolitical flare-ups and corporate scandals eroded confidence, making investors and businesses increasingly timid.

As a result, U.S. economic growth stumbled in the second quarter and hit a "soft patch" at the end of the third quarter. Those slowdowns, combined with the threat of another war with Iraq, contributed to a cautious atmosphere as the fiscal year closed. High-quality bonds generally outperformed stocks, proving again the value of a diversified portfolio. Cushioned by their bond holdings, the American Century Strategic Asset Allocation portfolios outperformed most portfolios that owned strictly stocks during the reporting period.

The fiscal year also gave us a chance to realign the senior leadership team of
ACIM, American Century's investment management subsidiary. Mark Mallon
(previously chief investment officer of ACIM's value/quantitative equity group)
became the new ACIM CIO, replacing Randy Merk, who left American Century in
August. Three of ACIM's top managers--Jim Stowers III, Phil Davidson, and John
Schniedwind--became the CIOs of growth, value, and quantitative equity, respectively; and Bill Lyons became the new ACIM president, in addition to his other duties (president and CEO of American Century Companies).

Bill's new responsibilities reinforce our commitment to investment management as the core of our business. "This move aligns overall company operations more closely with ACIM," says Bill. "Mark's focus is on investment performance and ensuring that the right people are in place with the right tools to do their jobs. I will make sure that ACIM works in an integrated fashion with the other parts of our business."

In these changing times, we appreciate your continued confidence in our management team and in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III

James E. Stowers, Jr.                    James E. Stowers III
Founder and Chairman                     Co-Chairman of the Board

                        "The Best is Yet to Be(reg.sm)"

Table of Contents

Market Perspective ........................................................    1

STRATEGIC ALLOCATION: CONSERVATIVE

STRATEGIC ALLOCATION: MODERATE

STRATEGIC ALLOCATION: AGGRESSIVE

FINANCIAL STATEMENTS

OTHER INFORMATION

Background Information

Market Perspective from Jeff Tyler

Jeff Tyler, senior vice president and lead manager of the Strategic Asset
Allocation funds

U.S. ECONOMY

Despite record amounts of fiscal and monetary stimulus, the U.S. economy limped through the fiscal year ended November 30, 2002. The Federal Reserve cut interest rates to revive the economy, leaving the Fed's rate target  at a
40-year low of 1.25%. Congress cut taxes and increased defense spending, which meant reverting to budget deficits.

Despite those efforts, underlying demand remained soft. It's true that some parts of the economy continued to grow--lower interest rates and rising real wages created a record wave of spending on homes and autos. And corporate profits ground back from very depressed levels, as companies benefited from lower costs and higher worker productivity. But business spending continued to be the missing element in the recovery. Looking back, the year reminded us that the problems facing the economy will take time to fix.

INTERNATIONAL ECONOMIES

European economies remained weak, laboring under higher interest rates and weak demand in the U.S. Japan--the world's second-largest economy--ran in place because of lingering problems with bad loans and insufficient economic reform.
Meanwhile, China cranked up its manufacturing machine to compete with other emerging economies.

WORLD MARKETS

Bonds generally outperformed stocks throughout most of the world, as global economic weakness and political tension led investors to the relative safety of bonds, particularly U.S. Treasurys. As  a result, the U.S. stock market shed another 20%, falling for the third straight year. The dollar also fell, as investing in the U.S. lost some of its appeal. Stocks in Europe, Asia, and Latin
America didn't fare any better, as corporate profits were lackluster.

MARKET RETURNS
For the year ended November 30, 2002
-------------------------------------------------------------------------------
U.S. STOCKS
-------------------------------------------------------------------------------
    S&P 500 Index                                                    -16.51%
-------------------------------------------------------------------------------
    S&P 500/Barra Growth Index                                       -18.16%
-------------------------------------------------------------------------------
    S&P 500/Barra Value Index                                        -15.25%
-------------------------------------------------------------------------------
    Nasdaq Composite Index                                           -23.11%
-------------------------------------------------------------------------------
U.S. BONDS
-------------------------------------------------------------------------------
    Lehman Aggregate Bond Index                                        7.34%
-------------------------------------------------------------------------------
    Lehman Fixed-Rate Mortgage-Backed
    Securities Index                                                   7.22%
-------------------------------------------------------------------------------
    Lehman Treasury Bond Index                                         7.90%
-------------------------------------------------------------------------------
    Lehman Corporate Bond Index                                        6.08%
-------------------------------------------------------------------------------
FOREIGN STOCKS
-------------------------------------------------------------------------------
    MSCI EAFE(reg.tm) Index                                          -12.50%
-------------------------------------------------------------------------------
    MSCI Europe Index                                                -13.14%
-------------------------------------------------------------------------------
    MSCI Far East Index                                              -13.13%
-------------------------------------------------------------------------------
Sources: Bloomberg Financial Markets and Lipper Inc.

                                                                          -----
                                                                          1

Strategic Conservative - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2002
--------------------------------------------------------------------------------------------------
                                                                         LEHMAN
                                        STRATEGIC                      AGGREGATE         90-DAY
                                      CONSERVATIVE      S&P 500        BOND INDEX     T-BILL INDEX
--------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 2/15/96)
--------------------------------------------------------------------------------------------------
   6 months(1)                           -3.71%         -11.49%          4.98%           0.78%
--------------------------------------------------------------------------------------------------
   1 Year                                -3.23%         -16.51%          7.34%           1.63%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------
   3 Years                                2.21%         -11.13%          9.18%           3.77%
--------------------------------------------------------------------------------------------------
   5 Years                                4.85%           0.97%          7.32%           4.18%
--------------------------------------------------------------------------------------------------
   Life of Class                          6.20%           7.42%(2)       7.40%(2)        4.43%(2)
--------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 10/2/96)
--------------------------------------------------------------------------------------------------
   6 months(1)                           -4.03%         -11.49%          4.98%           0.78%
--------------------------------------------------------------------------------------------------
   1 Year                                -3.66%         -16.51%          7.34%           1.63%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------
   3 Years                                1.89%         -11.13%          9.18%           3.77%
--------------------------------------------------------------------------------------------------
   5 Years                                4.59%           0.97%          7.32%           4.18%
--------------------------------------------------------------------------------------------------
   Life of Class                          5.98%           6.69%(3)       7.83%(3)        4.37%(3)
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
--------------------------------------------------------------------------------------------------
   6 months(1)                           -3.61%         -11.49%          4.98%           0.78%
--------------------------------------------------------------------------------------------------
   1 Year                                -3.03%         -16.51%          7.34%           1.63%
--------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------------------
   Life of Class                          0.65%         -15.44%(4)       9.89%(4)        3.20%(4)
--------------------------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 2/29/96, the date nearest the class's inception for which data are available.

(3)  Since 9/30/96, the date nearest the class's inception for which data are available.

(4)  Since 7/31/00, the date nearest the class's inception for which data are available.

See pages 84-88 for information about share classes, the indices, and returns.

                                                                    (continued)

-----

Strategic Conservative - Performance

GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS

$10,000 investment made February 15, 1996*

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended November 30
----------------------------------------------------------------------------------------------------
                               1996*      1997      1998       1999       2000       2001      2002
----------------------------------------------------------------------------------------------------
Strategic Conservative         7.02%     10.87%     9.43%      8.47%      6.74%     3.37%     -3.23%
----------------------------------------------------------------------------------------------------
S&P 500                       20.18%     28.56%    23.66%     20.92%     -4.24%   -12.23%    -16.51%
----------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index    5.75%      7.55%     9.45%     -0.04%      9.06%    11.16%      7.34%
----------------------------------------------------------------------------------------------------
90-Day T-Bill Index            3.82%      5.17%     4.95%      4.67%      5.94%     3.78%      1.63%
----------------------------------------------------------------------------------------------------

* From 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Strategic
Conservative. Returns for the S&P 500, Lehman Aggregate Bond, and 90-Day
Treasury Bill (T-Bill) indices are provided for comparison. Strategic
Conservative's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor
Class shares; performance for other classes will vary due to differences in fee structures (see the Total Returns chart on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          3

Strategic Conservative -  Portfolio Commentary

By Jeff Tyler and Brian Howell, portfolio managers

PORTFOLIO PERFORMANCE

Strategic Conservative returned -3.23%* for the year ended November 30, 2002.
Strategic Conservative targets a neutral asset mix of 45% stocks, 45% bonds, and
10% cash. Those weightings are based on an optimal balance between risk and return, so we keep the portfolio fairly close to its neutral mix. As a result, most of the portfolio's return can be explained by its strategic exposure to the three major asset classes--stocks, bonds, and cash.

Strategic Conservative benefited from its large allocation to high-quality bonds--they rallied more than any other portion of the portfolio. Treasurys led the way, as investors fled the stock market for the certainty of payments from the U.S. government. Mortgage-related securities--the largest weighting in our bond portfolio--held their own despite a gigantic wave of mortgage refinancing.
More than half the portfolio is invested in high-quality bonds and cash, and that diversification was key to limiting the portfolio's downside.

Overall, the poor performance of domestic and overseas stock markets weighed heavily on Strategic Conservative's return. Nevertheless, the portfolio's slight tilt toward relatively conservative domestic stocks helped it perform better than the overall market.

SECURITY SELECTION

In a year defined by risk-averse behavior, several of the allocation slices added value relative to their benchmarks. On the whole, the stock portfolio was positioned somewhat defensively. Stock selection helped most among large companies, which make up the majority of Strategic Conservative's stock portfolio.

The bond portfolios also maintained relatively defensive positions, but security selection among high-quality corporate bonds was challenging. Most of the portfolio's solid performance relative to its benchmark was due to security selection in the stock portfolio.

ASSET ALLOCATION
% OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                                                AS OF
                                                              11/30/02
-------------------------------------------------------------------------------
U.S. Bonds                                                      45.9%
-------------------------------------------------------------------------------
U.S. Stocks & Equity Futures                                    35.1%
-------------------------------------------------------------------------------
Money Market Securities                                         10.6%
-------------------------------------------------------------------------------
Foreign Stocks                                                   8.0%
-------------------------------------------------------------------------------
Foreign Bonds                                                    0.4%
-------------------------------------------------------------------------------
See page 86 for the fund's neutral asset mix.

FUND'S U.S. BONDS
-------------------------------------------------------------------------------
                                                                AS OF
                                                              11/30/02
-------------------------------------------------------------------------------
Weighted Average Maturity                                      4.9 yrs
-------------------------------------------------------------------------------
Average Duration                                               4.3 yrs
-------------------------------------------------------------------------------
% OF FUND'S U.S. BONDS
-------------------------------------------------------------------------------
U.S. Treasury Securities                                        28.4%
-------------------------------------------------------------------------------
Mortgage-Backed Securities                                      27.8%
-------------------------------------------------------------------------------
Corporate Securities                                            24.9%
-------------------------------------------------------------------------------
U.S. Government Agency Securities                                9.6%
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations                              6.1%
-------------------------------------------------------------------------------
Asset-Backed Securities                                          3.2%
-------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

-----

Strategic Conservative -  Portfolio Commentary

STRATEGIC REBALANCING

We rebalance every quarter to reset the portfolio back to its targeted asset mix. Over the course of the year, our weightings in stocks, bonds, and cash changed because the bond portfolio grew while the equity portfolio shrank. When we rebalanced throughout the year, we sold bonds into the best demand since
World War II and we bought stocks at multi-year lows.

TACTICAL REBALANCING

We also try to find market imbalances that we can capitalize on. As a result, we slightly favor certain asset classes that we think have the most attractive risk/return tradeoff. That's what we  call a tactical allocation. For example, we limited the portfolio's downside by slightly underweighting large growth-oriented companies. Late in the year, our decision to favor bonds over stocks weighed on the portfolio's performance when the stock market bounced from depressed levels. Overall, our modest tactical allocation decisions helped the portfolio's performance.

OUTLOOK

Going into 2003, we'll stick to our process--security selection, disciplined rebalancing, and keeping the portfolio close to its neutral allocation (45%
stocks, 45% bonds, and 10% cash). The decline in stocks and the rally in bonds are both stretched, but we don't see any compelling reason to favor either asset class. We think currency markets may offer a better opportunity to add value, so we will add some European bonds to hedge the portfolio against the declining dollar.

FUND'S U.S. STOCKS
-------------------------------------------------------------------------------
                                                  AS OF 11/30/02
-------------------------------------------------------------------------------
Dividend Yield                                         1.9%
-------------------------------------------------------------------------------
Price/Earnings Ratio                                   24.27
-------------------------------------------------------------------------------
TOP 5 U.S. STOCKS
-------------------------------------------------------------------------------
                                        % OF FUND'S              % OF
                                        U.S. STOCKS              FUND
-------------------------------------------------------------------------------
Exxon Mobil Corp.                          2.1%                  0.7%
-------------------------------------------------------------------------------
Citigroup Inc.                             2.1%                  0.7%
-------------------------------------------------------------------------------
Microsoft Corp.                            1.6%                  0.6%
-------------------------------------------------------------------------------
Merck & Co., Inc.                          1.5%                  0.5%
-------------------------------------------------------------------------------
Bank of America Corp.                      1.5%                  0.5%
-------------------------------------------------------------------------------

FUND'S FOREIGN STOCKS
-------------------------------------------------------------------------------
                                                  AS OF 11/30/02
-------------------------------------------------------------------------------
Dividend Yield                                        2.4%
-------------------------------------------------------------------------------
TOP 5 FOREIGN STOCKS
-------------------------------------------------------------------------------
                                        % OF FUND'S
                                          FOREIGN                % OF
                                          STOCKS                 FUND
-------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                        7.2%                  0.6%
-------------------------------------------------------------------------------
Vodafone Group plc                         3.3%                  0.3%
-------------------------------------------------------------------------------
Nokia CI A ADR                             2.6%                  0.2%
-------------------------------------------------------------------------------
Novartis AG                                2.3%                  0.2%
-------------------------------------------------------------------------------
BP plc ADR                                 2.2%                  0.2%
-------------------------------------------------------------------------------
% OF FUND'S FOREIGN STOCKS
-------------------------------------------------------------------------------
Europe                                                          83.9%
-------------------------------------------------------------------------------
Asia/Pacific                                                    14.5%
-------------------------------------------------------------------------------
Americas (excluding U.S.)                                        1.6%
-------------------------------------------------------------------------------

                                                                          -----
                                                                          5

Strategic Conservative - Schedule of Investments

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 42.7%

AIRLINES(1)
--------------------------------------------------------------------------------
             3,000   Southwest Airlines Co.                        $     49,800
--------------------------------------------------------------------------------
ALCOHOL -- 0.1%
--------------------------------------------------------------------------------
             2,800   Anheuser-Busch Companies,
                     Inc.                                               137,536
--------------------------------------------------------------------------------
             7,650   Heineken NV ORD                                    288,510
--------------------------------------------------------------------------------
                                                                        426,046
--------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.4%
--------------------------------------------------------------------------------
             1,800   Gucci Group NV New York
                     Shares                                             162,180
--------------------------------------------------------------------------------
             4,700   Jones Apparel Group, Inc.(2)                       172,960
--------------------------------------------------------------------------------
             6,200   Liz Claiborne, Inc.                                199,640
--------------------------------------------------------------------------------
            12,500   VF Corp.                                           473,250
--------------------------------------------------------------------------------
                                                                      1,008,030
--------------------------------------------------------------------------------
BANKS -- 4.1%
--------------------------------------------------------------------------------
             9,176   Alliance & Leicester plc ORD                       117,056
--------------------------------------------------------------------------------
            17,624   Allied Irish Banks plc ORD                         246,471
--------------------------------------------------------------------------------
             3,800   Banco Popular Espanol SA ORD                       162,108
--------------------------------------------------------------------------------
            21,400   Bank of America Corp.                            1,499,712
--------------------------------------------------------------------------------
            19,100   Bank of Ireland ORD                                206,974
--------------------------------------------------------------------------------
            10,700   Bank One Corp.                                     422,543
--------------------------------------------------------------------------------
             4,837   BNP Paribas SA ORD                                 196,978
--------------------------------------------------------------------------------
            53,400   Citigroup Inc.                                   2,076,192
--------------------------------------------------------------------------------
             6,000   Credit Lyonnais SA ORD                             299,465
--------------------------------------------------------------------------------
             7,500   Danske Bank A/S ORD                                125,374
--------------------------------------------------------------------------------
               470   Erste Bank Der
                     Oesterreichischen Sparkassen
                     AG ORD                                              25,442
--------------------------------------------------------------------------------
               900   Fifth Third Bancorp                                 50,346
--------------------------------------------------------------------------------
             9,200   First Tennessee National Corp.                     339,296
--------------------------------------------------------------------------------
            15,701   First Virginia Banks, Inc.                         591,928
--------------------------------------------------------------------------------
            11,200   Fleet Boston Financial Corp.                       303,856
--------------------------------------------------------------------------------
            12,000   ForeningsSparbanken AB ORD                         148,076
--------------------------------------------------------------------------------
            28,000   HSBC Holdings plc ORD                              328,523
--------------------------------------------------------------------------------
             9,800   KeyCorp                                            255,682
--------------------------------------------------------------------------------
             9,800   Marshall & Ilsley Corp.                            278,516
--------------------------------------------------------------------------------
            12,300   National City Corp.                                341,940
--------------------------------------------------------------------------------
            29,996   Nordea AB ORD                                      146,404
--------------------------------------------------------------------------------
             8,700   PNC Financial Services Group                       367,140
--------------------------------------------------------------------------------
            16,852   Royal Bank of Scotland Group
                     plc ORD                                            432,051
--------------------------------------------------------------------------------
             1,500   State Street Corp.                                  67,500
--------------------------------------------------------------------------------
             6,100   SunTrust Banks, Inc.                               357,826
--------------------------------------------------------------------------------
             7,400   Svenska Handelsbanken AB
                     ORD                                                103,543
--------------------------------------------------------------------------------
            26,499   U.S. Bancorp                                       580,328
--------------------------------------------------------------------------------
             9,737   UBS AG ORD                                         489,766
--------------------------------------------------------------------------------
            98,200   UniCredito Italiano ORD                            391,124
--------------------------------------------------------------------------------
             4,600   UnionBanCal Corp.                                  200,422
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

            23,400   Wachovia Corp.                                $    822,510
--------------------------------------------------------------------------------
             3,600   Wells Fargo & Co.                                  166,356
--------------------------------------------------------------------------------
                                                                     12,141,448
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.2%
--------------------------------------------------------------------------------
             7,984   Amgen Inc.(2)                                      376,645
--------------------------------------------------------------------------------
             3,500   Applera Corp.-Applied
                     Biosystems Group                                    76,510
--------------------------------------------------------------------------------
             1,400   Chiron Corp.(2)                                     56,308
--------------------------------------------------------------------------------
             2,200   Genzyme Corp.(2)                                    72,171
--------------------------------------------------------------------------------
             3,400   Gilead Sciences, Inc.(2)                           134,079
--------------------------------------------------------------------------------
                                                                        715,713
--------------------------------------------------------------------------------
CHEMICALS -- 0.9%
--------------------------------------------------------------------------------
             4,100   3M Co.                                             532,384
--------------------------------------------------------------------------------
            11,700   Air Products & Chemicals, Inc.                     517,374
--------------------------------------------------------------------------------
             2,212   AptarGroup, Inc.                                    66,095
--------------------------------------------------------------------------------
               300   Avery Dennison Corp.                                19,332
--------------------------------------------------------------------------------
             5,000   BASF AG ORD                                        195,174
--------------------------------------------------------------------------------
             1,884   Ciba Specialty Chemicals AG
                     ORD                                                135,966
--------------------------------------------------------------------------------
               900   Dow Chemical Co.                                    28,710
--------------------------------------------------------------------------------
             2,700   du Pont (E.I.) de Nemours & Co.                    120,474
--------------------------------------------------------------------------------
               700   Ecolab Inc.                                         34,769
--------------------------------------------------------------------------------
             1,457   Lonza Group AG ORD                                  88,679
--------------------------------------------------------------------------------
             3,800   Minerals Technologies Inc.                         163,970
--------------------------------------------------------------------------------
               900   Pactiv Corporation(2)                               18,630
--------------------------------------------------------------------------------
             5,400   PPG Industries, Inc.                               270,432
--------------------------------------------------------------------------------
             3,200   Praxair, Inc.                                      188,800
--------------------------------------------------------------------------------
             1,200   Sealed Air Corp.(2)                                 45,372
--------------------------------------------------------------------------------
             7,600   Sherwin-Williams Co.                               219,108
--------------------------------------------------------------------------------
             2,000   Shin-Etsu Chemical Co., Ltd.
                     ORD                                                 71,056
--------------------------------------------------------------------------------
                                                                      2,716,325
--------------------------------------------------------------------------------
CLOTHING STORES -- 0.3%
--------------------------------------------------------------------------------
             7,200   Abercrombie & Fitch Co. Cl A(2)                    179,064
--------------------------------------------------------------------------------
             4,700   Aeropostale, Inc.(2)                                68,150
--------------------------------------------------------------------------------
             7,600   American Eagle Outfitters, Inc.(2)                 145,388
--------------------------------------------------------------------------------
            14,200   Gap, Inc. (The)                                    225,638
--------------------------------------------------------------------------------
             3,400   Gymboree Corporation (The)(2)                       68,935
--------------------------------------------------------------------------------
             4,700   Hot Topic, Inc.(2)                                 113,717
--------------------------------------------------------------------------------
             1,800   Nordstrom, Inc.                                     36,000
--------------------------------------------------------------------------------
                                                                        836,892
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 1.5%
--------------------------------------------------------------------------------
             8,468   American Power Conversion
                     Corp.(2)                                           136,462
--------------------------------------------------------------------------------
            39,200   Cisco Systems Inc.(2)                              585,060
--------------------------------------------------------------------------------
            17,800   Dell Computer Corp.(2)                             509,080
--------------------------------------------------------------------------------
             4,300   EMC Corporation(2)                                  31,175
--------------------------------------------------------------------------------
             3,500   Emulex Corp.(2)                                     84,490
--------------------------------------------------------------------------------
            34,844   Hewlett-Packard Co.                                678,761
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                    Value
--------------------------------------------------------------------------------

             3,300   IKON Office Solutions Inc.                    $     25,146
--------------------------------------------------------------------------------
            15,900   International Business
                     Machines Corp.                                   1,384,890
--------------------------------------------------------------------------------
             2,500   Lexmark International Group,
                     Inc. Cl A(2)                                       165,350
--------------------------------------------------------------------------------
             4,200   Qlogic Corp.(2)                                    182,574
--------------------------------------------------------------------------------
             2,400   Storage Technology Corp.(2)                         53,016
--------------------------------------------------------------------------------
            27,926   Sun Microsystems, Inc.(2)                          119,942
--------------------------------------------------------------------------------
             2,500   Tech Data Corp.(2)                                  76,613
--------------------------------------------------------------------------------
            17,200   Western Digital Corp.(2)                           145,340
--------------------------------------------------------------------------------
            18,900   Xerox Corp.(2)                                     164,808
--------------------------------------------------------------------------------
             1,000   Zebra Technologies Corp. Cl A(2)                    64,235
--------------------------------------------------------------------------------
                                                                      4,406,942
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 1.3%
--------------------------------------------------------------------------------
             3,800   Activision, Inc.(2)                                 82,175
--------------------------------------------------------------------------------
             5,700   Acxiom Corp.(2)                                     87,809
--------------------------------------------------------------------------------
             6,700   BEA Systems, Inc.(2)                                74,136
--------------------------------------------------------------------------------
             3,000   BMC Software Inc.(2)                                53,700
--------------------------------------------------------------------------------
             1,800   Borland Software Corp.(2)                           23,850
--------------------------------------------------------------------------------
            21,200   Computer Associates
                     International, Inc.                                320,332
--------------------------------------------------------------------------------
             4,700   Electronic Arts Inc.(2)                            318,872
--------------------------------------------------------------------------------
             5,400   Mentor Graphics Corp.(2)                            65,232
--------------------------------------------------------------------------------
               600   Mercury Interactive Corp.(2)                        20,067
--------------------------------------------------------------------------------
            28,300   Microsoft Corp.(2)                               1,636,730
--------------------------------------------------------------------------------
            41,300   Oracle Corp.(2)                                    501,588
--------------------------------------------------------------------------------
             1,400   Rational Software Corp.(2)                          12,964
--------------------------------------------------------------------------------
               900   Red Hat Inc.(2)                                      6,224
--------------------------------------------------------------------------------
             2,200   SAP AG ORD                                         194,216
--------------------------------------------------------------------------------
            13,700   Take-Two Interactive Software(2)                   409,972
--------------------------------------------------------------------------------
                                                                      3,807,867
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 0.6%
--------------------------------------------------------------------------------
             3,500   Centex Corp.                                       176,155
--------------------------------------------------------------------------------
             9,200   Fluor Corp.                                        252,264
--------------------------------------------------------------------------------
             4,500   Grupo Dragados SA ORD                               71,067
--------------------------------------------------------------------------------
             6,128   Grupo Ferrovial SA ORD                             147,053
--------------------------------------------------------------------------------
             3,300   KB Home                                            147,477
--------------------------------------------------------------------------------
               700   Lennar Corp.                                        37,114
--------------------------------------------------------------------------------
            21,100   Martin Marietta Materials, Inc.                    665,072
--------------------------------------------------------------------------------
               400   NVR, Inc.(2)                                       132,400
--------------------------------------------------------------------------------
                                                                      1,628,602
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.4%
--------------------------------------------------------------------------------
               300   Carlisle Companies, Inc.                            12,459
--------------------------------------------------------------------------------
             6,293   Koninklijke Royal Philips
                     Electronics NV New York
                     Shares                                             136,055
--------------------------------------------------------------------------------
             7,300   Miller (Herman), Inc.                              145,234
--------------------------------------------------------------------------------
            20,000   Sharp Corp. ORD                                    216,917
--------------------------------------------------------------------------------
            10,700   Whirlpool Corp.                                    575,445
--------------------------------------------------------------------------------
                                                                      1,086,110
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.7%
--------------------------------------------------------------------------------
             9,000   Boeing Co.                                    $    306,000
--------------------------------------------------------------------------------
            28,300   Honeywell International Inc.                       732,121
--------------------------------------------------------------------------------
               800   Lockheed Martin Corp.                               41,760
--------------------------------------------------------------------------------
               600   Northrop Grumman Corp.                              58,146
--------------------------------------------------------------------------------
             2,300   Precision Castparts Corp.                           56,534
--------------------------------------------------------------------------------
            17,700   Raytheon Company                                   516,309
--------------------------------------------------------------------------------
            15,800   Rockwell Collins                                   338,120
--------------------------------------------------------------------------------
                                                                      2,048,990
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 1.3%
--------------------------------------------------------------------------------
            11,200   Boots Company plc ORD                               99,403
--------------------------------------------------------------------------------
            12,900   Dillard's Inc.                                     249,228
--------------------------------------------------------------------------------
            21,700   Federated Department Stores,
                     Inc.(2)                                            709,157
--------------------------------------------------------------------------------
            25,800   GUS plc ORD                                        236,407
--------------------------------------------------------------------------------
             2,400   Inditex SA ORD                                      58,379
--------------------------------------------------------------------------------
             8,500   J.C. Penney Company, Inc.                          201,705
--------------------------------------------------------------------------------
             9,100   Kohl's Corp.(2)                                    623,350
--------------------------------------------------------------------------------
            39,427   Marks & Spencer Group plc
                     ORD                                                210,384
--------------------------------------------------------------------------------
            14,300   May Department Stores Co.
                     (The)                                              349,778
--------------------------------------------------------------------------------
             7,000   Saks Holdings, Inc.(2)                              91,000
--------------------------------------------------------------------------------
            12,500   Sears, Roebuck & Co.                               346,250
--------------------------------------------------------------------------------
             2,000   Target Corp.                                        69,560
--------------------------------------------------------------------------------
            10,500   Wal-Mart Stores, Inc.                              568,680
--------------------------------------------------------------------------------
                                                                      3,813,281
--------------------------------------------------------------------------------
DRUGS -- 3.2%
--------------------------------------------------------------------------------
            12,500   Abbott Laboratories                                547,250
--------------------------------------------------------------------------------
             8,100   Amersham plc ORD                                    72,835
--------------------------------------------------------------------------------
             8,800   AstraZeneca plc ORD                                334,861
--------------------------------------------------------------------------------
             2,900   Aventis SA ORD                                     161,160
--------------------------------------------------------------------------------
            28,300   Bristol-Myers Squibb Co.                           749,950
--------------------------------------------------------------------------------
             2,000   Eli Lilly and Company                              136,600
--------------------------------------------------------------------------------
             4,800   Endo Pharmaceuticals
                     Holdings Inc.(2)                                    41,496
--------------------------------------------------------------------------------
             2,500   Essilor International SA Cie
                     Generale D'Optique ORD                              99,375
--------------------------------------------------------------------------------
             3,700   Forest Laboratories, Inc. Cl A(2)                  397,121
--------------------------------------------------------------------------------
             4,000   Fujisawa Pharmaceutical
                     Company Limited ORD                                 86,701
--------------------------------------------------------------------------------
             7,805   GlaxoSmithKline plc ADR                            296,590
--------------------------------------------------------------------------------
            18,900   Johnson & Johnson                                1,077,678
--------------------------------------------------------------------------------
            25,500   Merck & Co., Inc.                                1,514,954
--------------------------------------------------------------------------------
             3,200   Mylan Laboratories Inc.                            107,936
--------------------------------------------------------------------------------
            14,364   Novartis AG ORD                                    533,539
--------------------------------------------------------------------------------
             3,623   Novo Nordisk A/S Cl B ORD                          111,438
--------------------------------------------------------------------------------
            33,700   Pfizer, Inc.                                     1,062,898
--------------------------------------------------------------------------------
             8,700   Pharmacia Corp.                                    368,010
--------------------------------------------------------------------------------
             4,442   Roche Holding AG ORD                               315,343
--------------------------------------------------------------------------------
             3,246   Sanofi-Synthelabo SA ORD                           191,511
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          7

Strategic Conservative -  Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                    Value
--------------------------------------------------------------------------------

             8,200   Schering-Plough Corp.                         $    185,812
--------------------------------------------------------------------------------
            11,000   Smith & Nephew plc ORD                              64,429
--------------------------------------------------------------------------------
             8,000   Takeda Chemical Industries,
                     Ltd. ORD                                           335,724
--------------------------------------------------------------------------------
             9,000   Watson Pharmaceuticals, Inc.(2)                    269,910
--------------------------------------------------------------------------------
             1,200   Wyeth                                               46,116
--------------------------------------------------------------------------------
                                                                      9,109,237
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.9%
--------------------------------------------------------------------------------
             2,100   Anixter International Inc.(2)                       51,366
--------------------------------------------------------------------------------
            15,600   AVX Corporation                                    200,460
--------------------------------------------------------------------------------
            18,738   Dover Corp.                                        584,625
--------------------------------------------------------------------------------
            11,500   Littelfuse, Inc.(2)                                222,352
--------------------------------------------------------------------------------
            50,100   Lucent Technologies Inc.(2)                         87,675
--------------------------------------------------------------------------------
             2,300   McData Corp. Cl A(2)                                20,022
--------------------------------------------------------------------------------
             7,200   Motorola, Inc.                                      81,936
--------------------------------------------------------------------------------
            31,422   Nokia Corp. Cl A ADR                               603,616
--------------------------------------------------------------------------------
             4,900   QUALCOMM Inc.(2)                                   201,880
--------------------------------------------------------------------------------
             2,200   Schneider SA ORD                                   106,745
--------------------------------------------------------------------------------
            14,000   Solectron Corp.(2)                                  64,680
--------------------------------------------------------------------------------
             3,400   Sony Corp. ORD                                     150,163
--------------------------------------------------------------------------------
               700   SPX Corp.(2)                                        33,040
--------------------------------------------------------------------------------
            14,400   Tellabs, Inc.(2)                                   127,584
--------------------------------------------------------------------------------
             2,600   Tokyo Electron Ltd. ORD                            131,992
--------------------------------------------------------------------------------
                                                                      2,668,136
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.9%
--------------------------------------------------------------------------------
             9,100   Ameren Corp.                                       376,285
--------------------------------------------------------------------------------
            10,700   American Electric Power                            304,094
--------------------------------------------------------------------------------
             7,500   DTE Energy Company                                 332,475
--------------------------------------------------------------------------------
            20,100   Edison International(2)                            222,909
--------------------------------------------------------------------------------
             9,700   Exelon Corp.                                       486,843
--------------------------------------------------------------------------------
             6,500   FPL Group, Inc.                                    382,200
--------------------------------------------------------------------------------
             6,600   PG&E Corp.(2)                                       91,146
--------------------------------------------------------------------------------
            11,700   TXU Corp.                                          180,414
--------------------------------------------------------------------------------
             8,100   Wisconsin Energy Corp.                             186,381
--------------------------------------------------------------------------------
                                                                      2,562,747
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 2.2%
--------------------------------------------------------------------------------
             1,900   Apache Corp.                                       102,372
--------------------------------------------------------------------------------
            12,800   BP plc ADR                                         501,888
--------------------------------------------------------------------------------
            13,000   ChevronTexaco Corp.                                871,390
--------------------------------------------------------------------------------
            10,642   ConocoPhillips                                     508,794
--------------------------------------------------------------------------------
            60,724   Exxon Mobil Corp.                                2,113,195
--------------------------------------------------------------------------------
            18,300   Occidental Petroleum Corp.                         509,655
--------------------------------------------------------------------------------
             2,900   Ocean Energy, Inc.                                  54,636
--------------------------------------------------------------------------------
               700   Pioneer Natural Resources Co.(2)                    17,262
--------------------------------------------------------------------------------
            37,914   Royal Dutch Petroleum Co.
                     New York Shares                                  1,651,155
--------------------------------------------------------------------------------
             2,700   XTO Energy Inc.                                     64,665
--------------------------------------------------------------------------------
                                                                      6,395,012
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.2%
--------------------------------------------------------------------------------
            13,035   Viacom, Inc. Cl B(2)                          $    612,775
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.4%
--------------------------------------------------------------------------------
             9,000   Allied Waste Industries Inc.(2)                     96,120
--------------------------------------------------------------------------------
             1,700   Stericycle, Inc.(2)                                 56,551
--------------------------------------------------------------------------------
            34,700   Waste Management, Inc.                             864,724
--------------------------------------------------------------------------------
                                                                      1,017,395
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.8%
--------------------------------------------------------------------------------
             5,500   American Express Co.                               214,115
--------------------------------------------------------------------------------
             7,800   Block (H & R), Inc.                                298,974
--------------------------------------------------------------------------------
             2,700   Capital One Financial Corp.                         91,260
--------------------------------------------------------------------------------
             5,500   Deutsche Boerse AG ORD                             217,204
--------------------------------------------------------------------------------
            18,000   Fannie Mae                                       1,134,900
--------------------------------------------------------------------------------
            19,700   Freddie Mac                                      1,135,507
--------------------------------------------------------------------------------
            35,100   General Electric Co.                               951,210
--------------------------------------------------------------------------------
             4,500   Household International, Inc.                      129,150
--------------------------------------------------------------------------------
            15,800   ING Groep N.V. ORD                                 300,528
--------------------------------------------------------------------------------
             9,150   MBIA Inc.                                          416,142
--------------------------------------------------------------------------------
             2,900   MBNA Corp.                                          61,886
--------------------------------------------------------------------------------
             3,398   New Century Financial Corp.                         63,492
--------------------------------------------------------------------------------
               600   Student Loan Corp. (The)                            59,790
--------------------------------------------------------------------------------
                                                                      5,074,158
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.4%
--------------------------------------------------------------------------------
            11,000   Ajinomoto Co. Inc. ORD                             109,892
--------------------------------------------------------------------------------
             7,100   Altadis, SA ORD                                    142,452
--------------------------------------------------------------------------------
             8,440   Archer-Daniels-Midland Co.                         112,505
--------------------------------------------------------------------------------
            18,500   Campbell Soup Company                              446,775
--------------------------------------------------------------------------------
             2,000   Chiquita Brands International,
                     Inc.(2)                                             28,000
--------------------------------------------------------------------------------
             3,700   Coca-Cola Company (The)                            168,868
--------------------------------------------------------------------------------
             6,000   Coca-Cola Enterprises Inc.                         127,740
--------------------------------------------------------------------------------
            10,500   ConAgra Foods, Inc.                                255,885
--------------------------------------------------------------------------------
               700   Dean Foods Co.(2)                                   26,005
--------------------------------------------------------------------------------
            11,642   Gallaher Group plc ORD                             102,511
--------------------------------------------------------------------------------
             1,900   Groupe Danone ORD                                  248,541
--------------------------------------------------------------------------------
            10,200   Heinz (H.J.) Co.                                   355,164
--------------------------------------------------------------------------------
             1,500   Interstate Bakeries Corp.                           34,575
--------------------------------------------------------------------------------
             1,900   Kellogg Co.                                         63,403
--------------------------------------------------------------------------------
             1,833   Nestle SA ORD                                      370,029
--------------------------------------------------------------------------------
             3,200   PepsiCo, Inc.                                      135,936
--------------------------------------------------------------------------------
             4,400   Performance Food Group Co.(2)                      154,682
--------------------------------------------------------------------------------
            14,577   Reckitt Benckiser plc ORD                          253,307
--------------------------------------------------------------------------------
             5,700   SYSCO Corp.                                        167,694
--------------------------------------------------------------------------------
             9,200   Tyson Foods, Inc. Cl A                             108,560
--------------------------------------------------------------------------------
             3,135   Unilever N.V. ORD                                  182,471
--------------------------------------------------------------------------------
             4,300   Unilever N.V. New York Shares                      250,045
--------------------------------------------------------------------------------
             1,200   Wrigley (Wm.) Jr. Company                           64,548
--------------------------------------------------------------------------------
                                                                      3,909,588
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                    Value
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.3%
--------------------------------------------------------------------------------
            28,000   Asahi Glass Company Limited
                     ORD                                           $    180,704
--------------------------------------------------------------------------------
             1,600   Bowater Inc.                                        69,408
--------------------------------------------------------------------------------
             6,500   Georgia-Pacific Corp.                              134,745
--------------------------------------------------------------------------------
             4,467   International Paper Co.                            175,330
--------------------------------------------------------------------------------
             4,400   Smurfit-Stone Container Corp.(2)                    64,174
--------------------------------------------------------------------------------
             2,500   Svenska Cellulosa AB Cl B ORD                       86,488
--------------------------------------------------------------------------------
             4,000   UPM-Kymmene Oyj ORD                                144,657
--------------------------------------------------------------------------------
                                                                        855,506
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 0.4%
--------------------------------------------------------------------------------
            17,800   AGL Resources Inc.                                 429,158
--------------------------------------------------------------------------------
            46,000   Hong Kong and China Gas
                     Company Ltd. ORD                                    60,755
--------------------------------------------------------------------------------
            10,200   NiSource Inc.                                      198,798
--------------------------------------------------------------------------------
            39,358   Snam Rete Gas SpA ORD                              121,577
--------------------------------------------------------------------------------
             4,700   TransCanada PipeLines
                     Limited ORD(2)                                      68,001
--------------------------------------------------------------------------------
             1,100   UGI Corp.                                           40,480
--------------------------------------------------------------------------------
            12,800   WGL Holdings Inc.                                  295,808
--------------------------------------------------------------------------------
                                                                      1,214,577
--------------------------------------------------------------------------------
GROCERY STORES -- 0.1%
--------------------------------------------------------------------------------
             5,300   Supervalu Inc.                                      95,294
--------------------------------------------------------------------------------
            10,400   Winn-Dixie Stores, Inc.                            155,168
--------------------------------------------------------------------------------
                                                                        250,462
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.3%
--------------------------------------------------------------------------------
             3,200   Crane Co.                                           65,824
--------------------------------------------------------------------------------
            15,600   Emerson Electric Co.                               813,540
--------------------------------------------------------------------------------
               700   United Technologies Corp.                           43,729
--------------------------------------------------------------------------------
                                                                        923,093
--------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.4%
--------------------------------------------------------------------------------
            11,200   AGCO Corp.(2)                                      270,368
--------------------------------------------------------------------------------
             7,100   Caterpillar Inc.                                   354,290
--------------------------------------------------------------------------------
             2,800   Deere & Co.                                        143,220
--------------------------------------------------------------------------------
             4,319   Sandvik AB Cl A ORD                                103,973
--------------------------------------------------------------------------------
            49,000   Toshiba Corp. ORD(2)                               159,314
--------------------------------------------------------------------------------
                                                                      1,031,165
--------------------------------------------------------------------------------
HOME PRODUCTS -- 0.8%
--------------------------------------------------------------------------------
             3,400   Clorox Company                                     149,056
--------------------------------------------------------------------------------
             3,900   Dial Corp. (The)                                    81,198
--------------------------------------------------------------------------------
             6,300   Fortune Brands, Inc.                               307,251
--------------------------------------------------------------------------------
             2,500   Gillette Company                                    75,800
--------------------------------------------------------------------------------
             5,000   Kao Corp. ORD                                      107,155
--------------------------------------------------------------------------------
            16,000   Kimberly-Clark Corp.                               805,120
--------------------------------------------------------------------------------
             8,800   Procter & Gamble Co. (The)                         739,200
--------------------------------------------------------------------------------
                                                                      2,264,780
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
HOTELS -- 0.1%
--------------------------------------------------------------------------------
             6,043   Accor SA ORD                                  $    211,458
--------------------------------------------------------------------------------
             1,200   MGM Mirage(2)                                       40,620
--------------------------------------------------------------------------------
                                                                        252,078
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.7%
--------------------------------------------------------------------------------
             6,200   Assa Abloy AB Cl B ORD                              82,654
--------------------------------------------------------------------------------
             5,900   Black & Decker Corporation                         253,523
--------------------------------------------------------------------------------
             8,000   Bridgestone Corp. ORD                              106,845
--------------------------------------------------------------------------------
             5,800   Energizer Holdings, Inc.(2)                        171,738
--------------------------------------------------------------------------------
               800   Illinois Tool Works Inc.                            54,392
--------------------------------------------------------------------------------
             4,800   Ingersoll-Rand Company                             221,760
--------------------------------------------------------------------------------
             3,200   Lennox International Inc.                           45,440
--------------------------------------------------------------------------------
             7,200   Pall Corp.                                         137,376
--------------------------------------------------------------------------------
             4,900   Parker-Hannifin Corp.                              228,781
--------------------------------------------------------------------------------
               600   SMC Corp. ORD                                       55,052
--------------------------------------------------------------------------------
             4,500   Snap-on Inc.                                       134,730
--------------------------------------------------------------------------------
             8,800   Tyco International Ltd.                            156,992
--------------------------------------------------------------------------------
            10,900   York International Corp.                           273,372
--------------------------------------------------------------------------------
                                                                      1,922,655
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 1.2%
--------------------------------------------------------------------------------
             6,400   Accenture Ltd. Cl A(2)                             123,200
--------------------------------------------------------------------------------
             4,600   ADVO, Inc.(2)                                      150,328
--------------------------------------------------------------------------------
             5,200   Affiliated Computer Services
                     Inc.(2)                                            260,000
--------------------------------------------------------------------------------
             7,600   Apollo Group Inc. Cl A(2)                          313,538
--------------------------------------------------------------------------------
               400   Automatic Data Processing, Inc.                     17,388
--------------------------------------------------------------------------------
             1,500   CACI International Inc.(2)                          57,150
--------------------------------------------------------------------------------
             2,900   Career Education Corp.(2)                          112,854
--------------------------------------------------------------------------------
             9,100   Computer Sciences Corp.(2)                         317,499
--------------------------------------------------------------------------------
             4,000   Corinthian Colleges, Inc.(2)                       156,440
--------------------------------------------------------------------------------
             7,000   Dai Nippon Printing Co., Ltd.
                     ORD                                                 82,937
--------------------------------------------------------------------------------
            20,300   Electronic Data Systems Corp.                      376,361
--------------------------------------------------------------------------------
             6,400   Equifax Inc.                                       155,520
--------------------------------------------------------------------------------
            12,461   Exel plc ORD                                       148,300
--------------------------------------------------------------------------------
             4,600   First Data Corp.                                   159,344
--------------------------------------------------------------------------------
             9,700   Moore Corporation Ltd.(2)                          104,178
--------------------------------------------------------------------------------
             1,700   Nintendo Co., Ltd. ORD                             180,085
--------------------------------------------------------------------------------
             2,200   Paychex, Inc.                                       64,284
--------------------------------------------------------------------------------
             1,800   Pec Solutions Inc.(2)                               66,753
--------------------------------------------------------------------------------
            47,644   Rentokil Initial plc ORD                           156,022
--------------------------------------------------------------------------------
             6,600   Valassis Communications, Inc.(2)                   187,572
--------------------------------------------------------------------------------
            14,200   Viad Corp.                                         324,186
--------------------------------------------------------------------------------
                                                                      3,513,939
--------------------------------------------------------------------------------
INTERNET -- 0.1%
--------------------------------------------------------------------------------
               300   Checkfree Corp.(2)                                   5,879
--------------------------------------------------------------------------------
             1,500   Hotels.com(2)                                      109,312
--------------------------------------------------------------------------------
             4,900   Yahoo! Inc.(2)                                      89,744
--------------------------------------------------------------------------------
                                                                        204,935
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          9

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 1.6%
--------------------------------------------------------------------------------
            15,000   iShares MSCI EAFE Index Fund                  $  1,566,000
--------------------------------------------------------------------------------
             2,500   iShares Russell 2000 Index
                     Fund                                               202,000
--------------------------------------------------------------------------------
             1,800   iShares S&P 500 Index Fund                         169,344
--------------------------------------------------------------------------------
             3,600   Nasdaq 100-Index Tracking
                     Stock(2)                                            99,288
--------------------------------------------------------------------------------
            24,600   Standard and Poor's 500
                     Depositary Receipt                               2,308,956
--------------------------------------------------------------------------------
             4,300   Standard and Poor's MidCap
                     400 Depositary Receipt                             352,815
--------------------------------------------------------------------------------
                                                                      4,698,403
--------------------------------------------------------------------------------
LEISURE -- 0.4%
--------------------------------------------------------------------------------
             7,200   Eastman Kodak Co.                                  265,824
--------------------------------------------------------------------------------
             8,100   GTECH Holdings Corp.(2)                            186,219
--------------------------------------------------------------------------------
             6,300   International Game
                     Technology(2)                                      485,730
--------------------------------------------------------------------------------
             9,200   Mattel, Inc.                                       189,704
--------------------------------------------------------------------------------
                                                                      1,127,477
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.7%
--------------------------------------------------------------------------------
             1,312   Aflac Inc.                                          40,475
--------------------------------------------------------------------------------
               600   AmerUs Group Co.                                    19,230
--------------------------------------------------------------------------------
             8,800   CIGNA Corp.                                        383,064
--------------------------------------------------------------------------------
            13,200   MetLife, Inc.                                      354,288
--------------------------------------------------------------------------------
             7,500   Principal Financial Group                          217,500
--------------------------------------------------------------------------------
            10,000   Protective Life Corp.                              295,300
--------------------------------------------------------------------------------
             6,700   Torchmark Corp.                                    248,838
--------------------------------------------------------------------------------
            18,700   UnumProvident Corp.                                318,835
--------------------------------------------------------------------------------
                                                                      1,877,530
--------------------------------------------------------------------------------
MEDIA -- 1.1%
--------------------------------------------------------------------------------
            10,300   AOL Time Warner Inc.(2)                            168,611
--------------------------------------------------------------------------------
            12,000   British Sky Broadcasting plc
                     ORD(2)                                             122,651
--------------------------------------------------------------------------------
             6,100   Clear Channel
                     Communications, Inc.(2)                            265,106
--------------------------------------------------------------------------------
             5,149   Comcast Corporation(2)                             120,203
--------------------------------------------------------------------------------
             6,700   Cumulus Media Inc.(2)                              111,053
--------------------------------------------------------------------------------
            13,545   Daily Mail and General Trust
                     ORD                                                138,653
--------------------------------------------------------------------------------
             3,900   Disney (Walt) Co.                                   77,298
--------------------------------------------------------------------------------
             7,000   Emap plc ORD                                        90,931
--------------------------------------------------------------------------------
             9,100   Emmis Communications Corp.
                     Cl A(2)                                            209,073
--------------------------------------------------------------------------------
             5,000   Entercom Communications
                     Corp.(2)                                           270,800
--------------------------------------------------------------------------------
             7,200   Hearst-Argyle Television, Inc.(2)                  174,600
--------------------------------------------------------------------------------
            18,534   Mediaset SpA ORD                                   156,660
--------------------------------------------------------------------------------
            25,100   News Corporation Limited ORD                       178,655
--------------------------------------------------------------------------------
            14,000   Pearson plc ORD                                    161,062
--------------------------------------------------------------------------------
            31,800   Reed Elsevier plc ORD                              279,512
--------------------------------------------------------------------------------
            10,847   Sinclair Broadcast Group, Inc.
                     Cl A(2)                                            150,936
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

             5,000   Societe Television Francaise 1
                     ORD                                           $    150,229
--------------------------------------------------------------------------------
             2,200   Univision Communications Inc.
                     Cl A(2)                                             70,708
--------------------------------------------------------------------------------
             4,500   Westwood One, Inc.(2)                              174,915
--------------------------------------------------------------------------------
                                                                      3,071,656
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.1%
--------------------------------------------------------------------------------
               600   Bard (C.R.), Inc.                                   33,300
--------------------------------------------------------------------------------
             6,000   Baxter International, Inc.                         191,940
--------------------------------------------------------------------------------
            12,300   Beckman Coulter Inc.                               363,588
--------------------------------------------------------------------------------
            11,900   Becton Dickinson & Co.                             353,073
--------------------------------------------------------------------------------
            11,900   Boston Scientific Corp.(2)                         499,799
--------------------------------------------------------------------------------
            11,692   Cooper Companies, Inc. (The)                       328,545
--------------------------------------------------------------------------------
             3,700   Dentsply International Inc.                        124,154
--------------------------------------------------------------------------------
             4,800   Fisher Scientific International(2)                 143,808
--------------------------------------------------------------------------------
             8,900   Guidant Corp.(2)                                   266,377
--------------------------------------------------------------------------------
             2,600   Henry Schein, Inc.(2)                              110,149
--------------------------------------------------------------------------------
             3,100   Hoya Corp. ORD                                     210,675
--------------------------------------------------------------------------------
             2,700   Invitrogen Corp.(2)                                 75,438
--------------------------------------------------------------------------------
             5,800   Medtronic, Inc.                                    271,150
--------------------------------------------------------------------------------
             4,000   Pharmaceutical Product
                     Development, Inc.(2)                               119,820
--------------------------------------------------------------------------------
             2,800   St. Jude Medical, Inc.(2)                           97,496
--------------------------------------------------------------------------------
               500   Zimmer Holdings Inc.(2)                             18,820
--------------------------------------------------------------------------------
                                                                      3,208,132
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 0.9%
--------------------------------------------------------------------------------
             2,400   AdvancePCS(2)                                       59,184
--------------------------------------------------------------------------------
               700   Cardinal Health, Inc.                               43,078
--------------------------------------------------------------------------------
             7,200   Caremark Rx Inc.(2)                                127,152
--------------------------------------------------------------------------------
             2,800   Covance Inc.(2)                                     62,776
--------------------------------------------------------------------------------
            11,800   Coventry Health Care Inc.(2)                       339,250
--------------------------------------------------------------------------------
             3,800   McKesson Corp.                                      98,496
--------------------------------------------------------------------------------
             6,800   Mettler-Toledo International,
                     Inc.(2)                                            248,540
--------------------------------------------------------------------------------
             5,225   Oxford Health Plans, Inc.(2)                       190,817
--------------------------------------------------------------------------------
             2,100   PacifiCare Health Systems, Inc.(2)                  56,249
--------------------------------------------------------------------------------
             7,700   Quest Diagnostics Inc.(2)                          429,583
--------------------------------------------------------------------------------
             2,200   Quintiles Transnational Corp.(2)                    25,850
--------------------------------------------------------------------------------
             3,800   Service Corp. International(2)                      12,616
--------------------------------------------------------------------------------
             3,600   Tenet Healthcare Corp.(2)                           66,420
--------------------------------------------------------------------------------
             5,194   Triad Hospitals Inc.(2)                            156,599
--------------------------------------------------------------------------------
             3,768   WellChoice Inc.(2)                                  97,403
--------------------------------------------------------------------------------
             6,643   Wellpoint Health Networks Inc.(2)                  437,308
--------------------------------------------------------------------------------
                                                                      2,451,321
--------------------------------------------------------------------------------
MINING & METALS -- 0.2%
--------------------------------------------------------------------------------
            12,900   Alcoa Inc.                                         329,595
--------------------------------------------------------------------------------
               400   Ball Corporation                                    19,792
--------------------------------------------------------------------------------
             5,497   Johnson Matthey plc ORD                             73,544
--------------------------------------------------------------------------------
             3,600   Nucor Corp.                                        180,864
--------------------------------------------------------------------------------
                                                                        603,795
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.3%
--------------------------------------------------------------------------------
               800   DaimlerChrysler AG(2)                         $     29,104
--------------------------------------------------------------------------------
             5,400   Ford Motor Co.                                      61,452
--------------------------------------------------------------------------------
            10,100   General Motors Corp.                               400,970
--------------------------------------------------------------------------------
             4,100   Lear Corp.(2)                                      150,429
--------------------------------------------------------------------------------
            25,000   Nissan Motor Co., Ltd. ORD                         199,030
--------------------------------------------------------------------------------
                                                                        840,985
--------------------------------------------------------------------------------
MULTI-INDUSTRY(1)
--------------------------------------------------------------------------------
             3,994   Vivendi Universal SA ORD                            65,020
--------------------------------------------------------------------------------
OIL REFINING -- 0.2%
--------------------------------------------------------------------------------
             1,900   Marathon Oil Corp.                                  38,000
--------------------------------------------------------------------------------
             2,300   TotalFinaElf SA Cl B ORD                           308,633
--------------------------------------------------------------------------------
             3,500   Valero Energy Corp.                                111,895
--------------------------------------------------------------------------------
                                                                        458,528
--------------------------------------------------------------------------------
OIL SERVICES -- 0.4%
--------------------------------------------------------------------------------
            44,399   BHP Billiton Limited ORD                           251,820
--------------------------------------------------------------------------------
            12,400   Diamond Offshore Drilling, Inc.                    278,256
--------------------------------------------------------------------------------
            15,050   ENI SpA ORD                                        218,546
--------------------------------------------------------------------------------
             1,500   ENSCO International Inc.                            41,970
--------------------------------------------------------------------------------
            18,600   Transocean, Inc.                                   451,980
--------------------------------------------------------------------------------
                                                                      1,242,572
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 1.5%
--------------------------------------------------------------------------------
            12,900   AEGON N.V. ORD                                     208,210
--------------------------------------------------------------------------------
            20,700   Allstate Corp.                                     807,922
--------------------------------------------------------------------------------
             6,949   American International Group,
                     Inc.                                               452,727
--------------------------------------------------------------------------------
             3,600   Chubb Corp. (The)                                  210,960
--------------------------------------------------------------------------------
             2,200   CNA Financial Corp.(2)                              54,516
--------------------------------------------------------------------------------
            12,421   Fidelity National Financial, Inc.                  401,819
--------------------------------------------------------------------------------
            12,500   First American Financial Corp.
                     (The)                                              256,125
--------------------------------------------------------------------------------
             9,600   Hartford Financial Services
                     Group, Inc. (The)                                  470,976
--------------------------------------------------------------------------------
             4,500   Horace Mann Educators Corp.                         71,865
--------------------------------------------------------------------------------
            61,100   Legal & General Group plc
                     ORD                                                109,311
--------------------------------------------------------------------------------
             8,600   Loews Corp.                                        348,128
--------------------------------------------------------------------------------
             9,200   MGIC Investment Corp.                              429,364
--------------------------------------------------------------------------------
               615   Muenchener
                     Rueckversicherungs-
                     Gesellschaft AG ORD                                 85,580
--------------------------------------------------------------------------------
               800   Odyssey Re Holdings Corp.                           14,176
--------------------------------------------------------------------------------
             5,100   Old Republic International Corp.                   152,592
--------------------------------------------------------------------------------
             5,900   Progressive Corp.                                  334,176
--------------------------------------------------------------------------------
                                                                      4,408,447
--------------------------------------------------------------------------------
PUBLISHING -- 0.6%
--------------------------------------------------------------------------------
            10,100   American Greetings Corp. Cl A(2)                   164,327
--------------------------------------------------------------------------------
             2,600   Belo Corp. Cl A                                     60,294
--------------------------------------------------------------------------------
             9,300   Dow Jones & Co., Inc.                              385,485
--------------------------------------------------------------------------------
               800   E.W. Scripps Company (The)                          63,424
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

             4,700   Gannett Co., Inc.                             $    334,875
--------------------------------------------------------------------------------
             1,400   Meredith Corp.                                      61,054
--------------------------------------------------------------------------------
             8,500   R.R. Donnelley & Sons
                     Company                                            180,795
--------------------------------------------------------------------------------
             1,400   Tribune Co.                                         64,120
--------------------------------------------------------------------------------
             6,757   VNU N.V. ORD                                       201,677
--------------------------------------------------------------------------------
               100   Washington Post Co. (The)                           72,400
--------------------------------------------------------------------------------
             4,148   Wolters Kluwer NV ORD                               73,748
--------------------------------------------------------------------------------
                                                                      1,662,199
--------------------------------------------------------------------------------
RAILROADS -- 0.3%
--------------------------------------------------------------------------------
             4,100   Acesa Infraestructuras, SA
                     ORD                                                 43,655
--------------------------------------------------------------------------------
             9,400   Burlington Northern Santa Fe
                     Corp.                                              238,102
--------------------------------------------------------------------------------
             2,800   Canadian National Railway Co.                      114,884
--------------------------------------------------------------------------------
             3,762   Canadian Pacific Railway Ltd.                       76,557
--------------------------------------------------------------------------------
            11,500   Concessioni e Costruzioni
                     Autostrade SpA ORD                                 108,855
--------------------------------------------------------------------------------
             3,000   Union Pacific Corp.                                173,700
--------------------------------------------------------------------------------
                                                                        755,753
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
--------------------------------------------------------------------------------
            14,527   Annaly Mortgage Management,
                     Inc.                                               268,459
--------------------------------------------------------------------------------
             9,500   Equity Residential                                 248,140
--------------------------------------------------------------------------------
               500   Simon Property Group, Inc.                          16,860
--------------------------------------------------------------------------------
                                                                        533,459
--------------------------------------------------------------------------------
RESTAURANTS -- 0.2%
--------------------------------------------------------------------------------
             2,400   California Pizza Kitchen Inc.(2)                    59,076
--------------------------------------------------------------------------------
            34,640   McDonald's Corp.                                   640,840
--------------------------------------------------------------------------------
                                                                        699,916
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.1%
--------------------------------------------------------------------------------
            26,400   Amvescap plc ORD                                   194,674
--------------------------------------------------------------------------------
             5,800   Bear Stearns Companies Inc.
                     (The)                                              371,200
--------------------------------------------------------------------------------
            16,500   Edwards (A.G.), Inc.                               595,980
--------------------------------------------------------------------------------
             2,900   Franklin Resources, Inc.                           107,155
--------------------------------------------------------------------------------
             1,100   Goldman Sachs Group, Inc.
                     (The)                                               86,757
--------------------------------------------------------------------------------
             4,900   John Hancock Financial
                     Services, Inc.                                     149,793
--------------------------------------------------------------------------------
            22,100   Merrill Lynch & Co., Inc.                          961,350
--------------------------------------------------------------------------------
            10,800   Morgan Stanley                                     488,592
--------------------------------------------------------------------------------
             3,100   Schwab (Charles) Corp.                              35,774
--------------------------------------------------------------------------------
             6,500   T. Rowe Price Group Inc.                           197,568
--------------------------------------------------------------------------------
                                                                      3,188,843
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 1.0%
--------------------------------------------------------------------------------
             1,000   Analog Devices, Inc.(2)                             30,690
--------------------------------------------------------------------------------
             7,100   Applied Materials, Inc.(2)                         121,091
--------------------------------------------------------------------------------
             3,200   Arrow Electronics, Inc.(2)                          51,616
--------------------------------------------------------------------------------
            11,800   Avnet Inc.                                         166,970
--------------------------------------------------------------------------------
            10,000   Canon, Inc. ORD                                    380,540
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          11

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                    Value
--------------------------------------------------------------------------------

             5,800   ESS Technology, Inc.(2)                       $     50,112
--------------------------------------------------------------------------------
            43,600   Intel Corp.                                        910,585
--------------------------------------------------------------------------------
               800   Intersil Corporation CI A(2)                        13,788
--------------------------------------------------------------------------------
             1,300   KLA-Tencor Corp.(2)                                 57,428
--------------------------------------------------------------------------------
             3,000   Linear Technology Corp.                             99,300
--------------------------------------------------------------------------------
             6,700   LSI Logic Corp.(2)                                  55,543
--------------------------------------------------------------------------------
             1,000   Maxim Integrated Products, Inc.                     42,055
--------------------------------------------------------------------------------
               600   Micron Technology, Inc.(2)                           9,486
--------------------------------------------------------------------------------
             6,300   RF Micro Devices, Inc.(2)                           76,766
--------------------------------------------------------------------------------
               400   Silicon Laboratories Inc.(2)                        11,708
--------------------------------------------------------------------------------
             8,344   STMicroelectronics N.V. New
                     York Shares                                        211,938
--------------------------------------------------------------------------------
            10,400   Teradyne, Inc.(2)                                  170,456
--------------------------------------------------------------------------------
             6,200   Texas Instruments Inc.                             124,682
--------------------------------------------------------------------------------
            10,000   Vishay Intertechnology, Inc.(2)                    141,300
--------------------------------------------------------------------------------
                                                                      2,726,054
--------------------------------------------------------------------------------
SPECIALTY STORES -- 0.7%
--------------------------------------------------------------------------------
             1,700   Autozone Inc.(2)                                   138,890
--------------------------------------------------------------------------------
             7,400   Best Buy Co., Inc.(2)                              204,832
--------------------------------------------------------------------------------
             3,500   Blockbuster, Inc.                                   76,160
--------------------------------------------------------------------------------
             2,600   Claire's Stores Inc.                                67,496
--------------------------------------------------------------------------------
             2,100   Cost Plus, Inc. California(2)                       69,038
--------------------------------------------------------------------------------
             1,500   CVS Corp.                                           40,320
--------------------------------------------------------------------------------
             2,538   Fred's, Inc.                                        63,678
--------------------------------------------------------------------------------
             5,500   Hennes & Mauritz AB Cl B ORD                       115,740
--------------------------------------------------------------------------------
            11,100   Hollywood Entertainment Corp.(2)                   209,567
--------------------------------------------------------------------------------
             4,600   Home Depot, Inc.                                   121,532
--------------------------------------------------------------------------------
             1,200   Lowe's Companies, Inc.                              49,800
--------------------------------------------------------------------------------
             2,000   Michaels Stores, Inc.(2)                            75,300
--------------------------------------------------------------------------------
            10,500   Movie Gallery, Inc.(2)                             182,385
--------------------------------------------------------------------------------
             2,400   Office Depot, Inc.(2)                               42,504
--------------------------------------------------------------------------------
            11,400   Officemax Inc.(2)                                   67,944
--------------------------------------------------------------------------------
            11,309   PETsMART, Inc.(2)                                  208,708
--------------------------------------------------------------------------------
               500   Pier 1 Imports, Inc.                                 9,755
--------------------------------------------------------------------------------
             1,700   Rent-A-Center Inc.(2)                               84,261
--------------------------------------------------------------------------------
             1,496   Walgreen Co.                                        43,070
--------------------------------------------------------------------------------
                                                                      1,870,980
--------------------------------------------------------------------------------
TELEPHONE -- 1.6%
--------------------------------------------------------------------------------
             9,860   AT&T Corp.                                         276,474
--------------------------------------------------------------------------------
            19,300   BellSouth Corp.                                    536,540
--------------------------------------------------------------------------------
             7,000   CenturyTel Inc.                                    216,160
--------------------------------------------------------------------------------
               500   Commonwealth Telephone
                     Enterprise Inc.(2)                                  19,283
--------------------------------------------------------------------------------
            39,800   SBC Communications Inc.                          1,134,300
--------------------------------------------------------------------------------
            33,024   Sprint Corp.                                       481,490
--------------------------------------------------------------------------------
             6,500   TDC A/S ORD                                        172,114
--------------------------------------------------------------------------------
            62,000   Telecom Italia SpA ORD                             333,772
--------------------------------------------------------------------------------
            21,700   Telefonica SA ORD(2)                               220,708
--------------------------------------------------------------------------------
            29,286   Verizon Communications(3)                        1,226,497
--------------------------------------------------------------------------------
                                                                      4,617,338
--------------------------------------------------------------------------------

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------
THRIFTS -- 0.2%
--------------------------------------------------------------------------------
             1,900   New York Community Bancorp
                     Inc.                                          $     53,248
--------------------------------------------------------------------------------
            12,250   Washington Mutual, Inc.                            440,755
--------------------------------------------------------------------------------
                                                                        494,003
--------------------------------------------------------------------------------
TOBACCO -- 0.3%
--------------------------------------------------------------------------------
            15,900   Philip Morris Companies Inc.                       599,748
--------------------------------------------------------------------------------
             5,100   UST Inc.                                           164,220
--------------------------------------------------------------------------------
                                                                        763,968
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.1%
--------------------------------------------------------------------------------
                 2   D/S 1912 ORD                                        11,100
--------------------------------------------------------------------------------
               300   FedEx Corp.                                         15,771
--------------------------------------------------------------------------------
             5,285   Heartland Express, Inc.(2)                         115,662
--------------------------------------------------------------------------------
             3,300   J.B. Hunt Transport Services,
                     Inc.(2)                                             90,915
--------------------------------------------------------------------------------
               800   United Parcel Service, Inc. Cl B                    50,688
--------------------------------------------------------------------------------
             4,260   Werner Enterprises Inc.                             94,082
--------------------------------------------------------------------------------
                                                                        378,218
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.8%
--------------------------------------------------------------------------------
             4,400   ALLTEL Corp.                                       242,352
--------------------------------------------------------------------------------
               692   AT&T Wireless Services Inc.(2)                       5,225
--------------------------------------------------------------------------------
             3,693   France Telecom SA ORD(2)                            66,025
--------------------------------------------------------------------------------
                20   KDDI Corp. ORD                                      65,841
--------------------------------------------------------------------------------
            44,600   Koninklijke Royal KPN NV ORD(2)                    295,917
--------------------------------------------------------------------------------
           198,883   mmO2 plc ORD(2)                                    157,795
--------------------------------------------------------------------------------
            25,200   Nextel Communications, Inc.(2)                     346,374
--------------------------------------------------------------------------------
               384   Swisscom AG ORD                                    111,497
--------------------------------------------------------------------------------
            34,800   Telia AB ORD                                       134,194
--------------------------------------------------------------------------------
           265,048   Vodafone Group plc ORD                             503,049
--------------------------------------------------------------------------------
            13,500   Vodafone Group plc ADR                             253,125
--------------------------------------------------------------------------------
                                                                      2,181,394
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $118,016,464)                                                 122,394,275
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES -- 13.0%

       $ 5,100,000   U.S. Treasury Bonds, 6.375%,
                     8/16/27                                          5,903,454
--------------------------------------------------------------------------------
         8,000,000   U.S. Treasury Notes, 3.875%,
                     7/31/03                                          8,135,632
--------------------------------------------------------------------------------
         2,500,000   U.S. Treasury Notes, 1.875%,
                     9/30/04                                          2,495,315
--------------------------------------------------------------------------------
         2,500,000   U.S. Treasury Notes, 3.25%,
                     8/15/07                                          2,504,005
--------------------------------------------------------------------------------
           400,000   U.S. Treasury Notes, 3.00%,
                     11/15/07                                           395,391
--------------------------------------------------------------------------------
        10,000,000   U.S. Treasury Notes, 4.75%,
                     11/15/08                                        10,625,400
--------------------------------------------------------------------------------
         6,450,000   U.S. Treasury Notes, 4.375%,
                     8/15/12                                          6,532,141
--------------------------------------------------------------------------------
           200,000   U.S. Treasury Notes, 4.00%,
                     11/15/12                                           196,578
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

       $   600,000   U.S. Treasury Notes, 5.375%,
                     2/15/31                                       $    629,766
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $37,057,348)                                                   37,417,682
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(4) -- 12.8%

           149,532   FHLMC, 6.50%, 12/1/12                              157,445
--------------------------------------------------------------------------------
           538,819   FHLMC, 7.00%, 6/1/14                               570,479
--------------------------------------------------------------------------------
           805,793   FHLMC, 6.50%, 6/1/16                               845,346
--------------------------------------------------------------------------------
           249,063   FHLMC, 8.00%, 7/1/30                               265,882
--------------------------------------------------------------------------------
         2,192,464   FHLMC, 6.50%, 5/1/31                             2,268,422
--------------------------------------------------------------------------------
            14,034   FNMA, 6.50%, 4/1/11                                 14,805
--------------------------------------------------------------------------------
            70,676   FNMA, 6.50%, 5/1/11                                 74,561
--------------------------------------------------------------------------------
           109,554   FNMA, 6.50%, 5/1/11                                115,576
--------------------------------------------------------------------------------
           256,405   FNMA, 6.50%, 5/1/11                                270,499
--------------------------------------------------------------------------------
            57,393   FNMA, 6.50%, 2/1/12                                 60,451
--------------------------------------------------------------------------------
           195,572   FNMA, 6.50%, 4/1/12                                205,994
--------------------------------------------------------------------------------
           123,542   FNMA, 6.50%, 4/1/12                                130,125
--------------------------------------------------------------------------------
           489,834   FNMA, 6.00%, 4/1/14                                511,833
--------------------------------------------------------------------------------
           221,505   FNMA, 7.50%, 6/1/15                                235,550
--------------------------------------------------------------------------------
            24,940   FNMA, 7.00%, 6/1/26                                 26,148
--------------------------------------------------------------------------------
           135,725   FNMA, 7.50%, 3/1/27                                143,942
--------------------------------------------------------------------------------
           612,446   FNMA, 6.50%, 6/1/29                                633,134
--------------------------------------------------------------------------------
           630,166   FNMA, 7.00%, 7/1/29                                658,879
--------------------------------------------------------------------------------
           168,516   FNMA, 7.00%, 7/1/29                                176,107
--------------------------------------------------------------------------------
           753,693   FNMA, 7.00%, 3/1/30                                787,642
--------------------------------------------------------------------------------
            84,068   FNMA, 7.00%, 5/1/30                                 87,803
--------------------------------------------------------------------------------
           455,060   FNMA, 7.50%, 8/1/30                                481,097
--------------------------------------------------------------------------------
           447,771   FNMA, 7.50%, 9/1/30                                473,391
--------------------------------------------------------------------------------
         1,520,305   FNMA, 6.00%, 4/1/31                              1,555,754
--------------------------------------------------------------------------------
         1,735,652   FNMA, 6.00%, 7/1/31                              1,776,103
--------------------------------------------------------------------------------
         2,277,307   FNMA, 6.50%, 9/1/31                              2,354,235
--------------------------------------------------------------------------------
         1,397,739   FNMA, 7.00%, 9/1/31                              1,459,734
--------------------------------------------------------------------------------
         1,188,156   FNMA, 6.50%, 1/1/32                              1,228,224
--------------------------------------------------------------------------------
         4,131,907   FNMA, 6.50%, 5/1/32                              4,271,312
--------------------------------------------------------------------------------
         1,984,133   FNMA, 6.00%, 6/1/32                              2,030,458
--------------------------------------------------------------------------------
         2,367,456   FNMA, 7.00%, 6/1/32                              2,472,512
--------------------------------------------------------------------------------
         3,240,198   FNMA, 5.50%, 9/1/32                              3,252,061
--------------------------------------------------------------------------------
           110,728   GNMA, 7.00%, 1/15/24                               117,214
--------------------------------------------------------------------------------
            51,615   GNMA, 8.00%, 7/15/24                                55,930
--------------------------------------------------------------------------------
            23,057   GNMA, 8.50%, 7/20/24                                25,198
--------------------------------------------------------------------------------
            62,601   GNMA, 8.00%, 9/15/24                                67,835
--------------------------------------------------------------------------------
            89,531   GNMA, 8.25%, 10/15/24                               97,702
--------------------------------------------------------------------------------
            16,393   GNMA, 8.75%, 3/15/25                                18,063
--------------------------------------------------------------------------------
            28,272   GNMA, 9.00%, 4/20/25                                31,158
--------------------------------------------------------------------------------
            37,222   GNMA, 8.25%, 7/20/25                                40,371
--------------------------------------------------------------------------------
           235,248   GNMA, 7.00%, 9/15/25                               248,704
--------------------------------------------------------------------------------
           144,793   GNMA, 7.50%, 10/25/25                              154,723
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

      $     69,398   GNMA, 7.50%, 2/15/26                          $     74,069
--------------------------------------------------------------------------------
            18,417   GNMA, 6.00%, 4/15/26                                19,035
--------------------------------------------------------------------------------
            15,797   GNMA, 7.50%, 4/15/26                                16,861
--------------------------------------------------------------------------------
            68,063   GNMA, 7.50%, 5/15/26                                72,645
--------------------------------------------------------------------------------
            57,187   GNMA, 8.00%, 5/15/26                                61,813
--------------------------------------------------------------------------------
            47,206   GNMA, 8.00%, 5/15/26                                51,025
--------------------------------------------------------------------------------
           316,449   GNMA, 8.25%, 7/15/26                               343,523
--------------------------------------------------------------------------------
            20,465   GNMA, 9.00%, 8/20/26                                22,527
--------------------------------------------------------------------------------
            97,719   GNMA, 7.50%, 11/15/27                              104,172
--------------------------------------------------------------------------------
           692,908   GNMA, 7.00%, 12/15/27                              731,267
--------------------------------------------------------------------------------
           207,929   GNMA, 6.50%, 2/15/28                               216,634
--------------------------------------------------------------------------------
           283,666   GNMA, 6.50%, 2/15/28                               295,542
--------------------------------------------------------------------------------
            28,122   GNMA, 6.50%, 2/15/28                                29,299
--------------------------------------------------------------------------------
           165,181   GNMA, 6.50%, 3/15/28                               172,097
--------------------------------------------------------------------------------
           201,025   GNMA, 6.50%, 3/15/28                               209,441
--------------------------------------------------------------------------------
           242,631   GNMA, 6.50%, 3/15/28                               252,789
--------------------------------------------------------------------------------
            24,825   GNMA, 6.50%, 4/15/28                                25,864
--------------------------------------------------------------------------------
           278,840   GNMA, 6.00%, 5/15/28                               287,726
--------------------------------------------------------------------------------
           234,749   GNMA, 6.00%, 7/15/28                               242,230
--------------------------------------------------------------------------------
           318,661   GNMA, 6.00%, 10/15/28                              328,816
--------------------------------------------------------------------------------
           585,496   GNMA, 7.00%, 5/15/31                               615,355
--------------------------------------------------------------------------------
         2,000,000   GNMA, 5.50%, 11/15/32                            2,018,794
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $35,598,834)                                                   36,643,926
--------------------------------------------------------------------------------

CORPORATE BONDS -- 11.4%

BANKS -- 1.6%
--------------------------------------------------------------------------------
         1,000,000   Bank of America Corp., 6.85%,
                     3/1/03                                           1,013,052
--------------------------------------------------------------------------------
         1,000,000   Bank of America Corp., 6.625%,
                     6/15/04                                          1,064,431
--------------------------------------------------------------------------------
         1,000,000   Bank of America Corp., 5.25%,
                     2/1/07                                           1,058,362
--------------------------------------------------------------------------------
         1,000,000   Citigroup Inc., 4.125%, 6/30/05                  1,028,687
--------------------------------------------------------------------------------
           600,000   First Union National Bank,
                     7.80%, 8/18/10                                     707,738
--------------------------------------------------------------------------------
                                                                      4,872,270
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.4%
--------------------------------------------------------------------------------
         1,200,000   Boeing Capital Corp., VRN,
                     2.24%, 12/26/02, resets
                     quarterly off the 3-month
                     LIBOR plus 0.45% with
                     no caps                                          1,192,934
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.2%
--------------------------------------------------------------------------------
           600,000   Kohl's Corp., 6.00%, 1/15/33                       588,008
--------------------------------------------------------------------------------
DIVERSIFIED -- 1.5%
--------------------------------------------------------------------------------
         2,146,200   Lehman Brothers TRAINS(SM),
                     Series 10-2002, 6.96%,
                     1/15/12 (Acquired 5/23/02-
                     8/14/02, Cost $2,232,437)(5)                     2,307,804
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          13

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

       $ 1,848,000   Morgan Stanley TRACERS(SM),
                     7.76%, 3/1/32 (Acquired
                     3/15/02-8/28/02, Cost
                     $1,959,416)(5)                                $  2,001,035
--------------------------------------------------------------------------------
                                                                      4,308,839
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.9%
--------------------------------------------------------------------------------
           300,000   Cilcorp, Inc., 8.70%, 10/15/09                     307,925
--------------------------------------------------------------------------------
           600,000   Constellation Energy Group Inc.,
                     7.00%, 4/1/12                                      621,028
--------------------------------------------------------------------------------
         1,000,000   Dominion Resources Inc.,
                     6.00%, 1/31/03                                   1,004,611
--------------------------------------------------------------------------------
           750,000   Pepco Holdings Inc., 6.45%,
                     8/15/12 (Acquired 9/3/02,
                     Cost $748,028)(5)                                  763,890
--------------------------------------------------------------------------------
                                                                      2,697,454
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 1.0%
--------------------------------------------------------------------------------
           400,000   Anadarko Petroleum Corp.,
                     7.95%, 4/15/29                                     465,599
--------------------------------------------------------------------------------
           700,000   Burlington Resources Finance
                     Co., 6.50%, 12/1/11                                761,290
--------------------------------------------------------------------------------
           750,000   Devon Financing Corp. ULC,
                     6.875%, 9/30/11                                    824,178
--------------------------------------------------------------------------------
           700,000   Duke Energy Field Services
                     LLC, 5.75%, 11/15/06                               683,606
--------------------------------------------------------------------------------
                                                                      2,734,673
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.4%
--------------------------------------------------------------------------------
           500,000   Waste Management Inc.,
                     7.00%, 10/15/06                                    522,672
--------------------------------------------------------------------------------
           500,000   Waste Management Inc.,
                     7.75%, 5/15/32 (Acquired
                     5/21/02, Cost $497,710)(5)                         519,295
--------------------------------------------------------------------------------
                                                                      1,041,967
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.6%
--------------------------------------------------------------------------------
           700,000   American General Finance
                     Corp., Series H, 4.50%,
                     11/15/07                                           697,738
--------------------------------------------------------------------------------
           800,000   Countrywide Home Loans Inc.,
                     5.25%, 6/15/04                                     828,056
--------------------------------------------------------------------------------
           500,000   Ford Motor Credit Co., 7.50%,
                     3/15/05                                            508,951
--------------------------------------------------------------------------------
         1,000,000   Ford Motor Credit Co., 7.25%,
                     10/25/11                                           944,314
--------------------------------------------------------------------------------
           700,000   General Electric Capital Corp.,
                     Series A, MTN, 6.00%, 6/15/12                      733,202
--------------------------------------------------------------------------------
           500,000   General Motors Acceptance
                     Corp., 6.875%, 9/15/11                             485,059
--------------------------------------------------------------------------------
           350,000   Household Finance Corp.,
                     6.75%, 5/15/11                                     355,255
--------------------------------------------------------------------------------
                                                                      4,552,575
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.5%
--------------------------------------------------------------------------------
           500,000   International Paper Co., 5.85%,
                     10/30/12 (Acquired 10/24/02,
                     Cost $499,215)(5)                                  508,802
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

       $   350,000   Norske Skogindustrier AS,
                     7.625%, 10/15/11 (Acquired
                     1/25/02, Cost $356,038)(5)                    $    371,672
--------------------------------------------------------------------------------
           500,000   Temple-Inland Inc., 7.875%,
                     5/1/12                                             542,678
--------------------------------------------------------------------------------
                                                                      1,423,152
--------------------------------------------------------------------------------
HOME PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
           500,000   Dial Corp., 7.00%, 8/15/06                         537,159
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.1%
--------------------------------------------------------------------------------
           400,000   Tyco International Group SA,
                     6.125%, 1/15/09                                    362,537
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 0.4%
--------------------------------------------------------------------------------
            12,000   iShares GS $ InvesTop
                     Corporate Bond Fund(6)                           1,277,880
--------------------------------------------------------------------------------
MEDIA -- 0.9%
--------------------------------------------------------------------------------
           500,000   AOL Time Warner Inc.,
                     7.625%, 4/15/31                                    491,953
--------------------------------------------------------------------------------
           550,000   Comcast Cable
                     Communications, 8.375%,
                     5/1/07                                             592,629
--------------------------------------------------------------------------------
           600,000   Continental Cablevision, 8.30%,
                     5/15/06                                            618,551
--------------------------------------------------------------------------------
           400,000   COX Communications Inc.,
                     6.75%, 3/15/11                                     411,555
--------------------------------------------------------------------------------
           400,000   News America Holdings,
                     8.25%, 8/10/18                                     417,800
--------------------------------------------------------------------------------
                                                                      2,532,488
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
           400,000   Beckman Coulter Inc., 7.45%,
                     3/4/08                                             439,323
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.4%
--------------------------------------------------------------------------------
           400,000   Ford Motor Co., 7.45%, 7/16/31                     338,553
--------------------------------------------------------------------------------
           600,000   TRW Inc., 8.75%, 5/15/06                           667,078
--------------------------------------------------------------------------------
                                                                      1,005,631
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.6%
--------------------------------------------------------------------------------
           600,000   Goldman Sachs Group Inc.,
                     5.70%, 9/1/12                                      611,938
--------------------------------------------------------------------------------
           500,000   Merrill Lynch & Co. Inc.,
                     5.35%, 6/15/04                                     520,170
--------------------------------------------------------------------------------
           600,000   Morgan Stanley Dean Witter &
                     Co., 5.80%, 4/1/07                                 638,987
--------------------------------------------------------------------------------
                                                                      1,771,095
--------------------------------------------------------------------------------
SPECIALTY STORES -- 0.1%
--------------------------------------------------------------------------------
           300,000   Staples Inc., 7.375%, 10/1/12
                     (Acquired 9/25/02, Cost
                     $297,393)(5)                                       311,195
--------------------------------------------------------------------------------
TELEPHONE -- 0.4%
--------------------------------------------------------------------------------
            79,000   AT&T Broadband Corp.,
                     8.375%, 3/15/13                                     84,899
--------------------------------------------------------------------------------
             8,000   AT&T Corp., 6.00%, 3/15/09                           7,612
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

       $ 1,000,000   Verizon New England Inc.,
                     6.50%, 9/15/11                                $  1,069,804
--------------------------------------------------------------------------------
                                                                      1,162,315
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $31,976,752)                                                   32,811,495
--------------------------------------------------------------------------------

COMMERCIAL PAPER(7) -- 5.9%

         1,000,000   Amstel Funding Corp., 1.80%,
                     1/15/03 (Acquired 10/28/02,
                     Cost $996,050)(5)                                  998,237
--------------------------------------------------------------------------------
         1,300,000   Archer-Daniels-Midland Co.,
                     1.73%, 2/12/03 (Acquired
                     10/15/02, Cost $1,292,566)(5)                    1,296,343
--------------------------------------------------------------------------------
         1,200,000   Black Forest Funding
                     Corporation, 1.75%, 1/6/03
                     (Acquired 8/9/02, Cost
                     $1,191,250)(5)                                   1,198,290
--------------------------------------------------------------------------------
         1,300,000   Chevron Transport Corp.,
                     1.70%, 1/17/03 (Acquired
                     8/21/02, Cost $1,290,853)(5)                     1,297,611
--------------------------------------------------------------------------------
         1,000,000   Corporate Receivables Corp.,
                     1.33%, 12/9/02                                     999,629
--------------------------------------------------------------------------------
         1,200,000   Credit Suisse First Boston USA
                     Inc., 1.72%, 2/10/03 (Acquired
                     10/10/02, Cost $1,193,004)(5)                    1,196,714
--------------------------------------------------------------------------------
         1,300,000   Crown Point Capital Co., 1.71%,
                     1/21/03 (Acquired 10/9/02,
                     Cost $1,293,578)(5)                              1,297,416
--------------------------------------------------------------------------------
         1,000,000   Lexington Parker Capital,
                     1.76%, 3/3/03 (Acquired
                     9/19/02, Cost $991,933)(5)                         996,475
--------------------------------------------------------------------------------
         1,300,000   Merrill Lynch & Co., Inc.,
                     1.74%, 3/14/03 (Acquired
                     9/17/02, Cost $1,288,879)(5)                     1,294,881
--------------------------------------------------------------------------------
         1,700,000   Old Line Funding Corp., 1.34%,
                     1/17/03                                          1,696,874
--------------------------------------------------------------------------------
         1,300,000   Paradigm Funding LLC, VRN,
                     1.71%, 12/2/02, resets
                     monthly off the 1-month
                     LIBOR minus 0.03% with no
                     caps (Acquired 5/29/02,
                     Cost $1,300,000)(5)(8)                           1,299,900
--------------------------------------------------------------------------------
           837,000   Receivables Capital Corp.,
                     1.36%, 12/16/02                                    836,471
--------------------------------------------------------------------------------
         1,300,000   Schlumberger Technology,
                     1.71%, 12/2/02 (Acquired
                     9/3/02, Cost $1,294,443)(5)                      1,299,856
--------------------------------------------------------------------------------
         1,200,000   Thunder Bay Funding Inc.,
                     1.33%, 1/10/03                                   1,198,110
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost $16,901,434)                                                   16,906,807
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
SECURITIES -- 4.4%

       $   800,000   FHLB, 5.96%, 12/12/02                         $    801,022
--------------------------------------------------------------------------------
         1,000,000   FHLB, 5.00%, 2/28/03                             1,008,832
--------------------------------------------------------------------------------
         4,000,000   FHLMC, 5.25%, 2/15/04                            4,167,040
--------------------------------------------------------------------------------
         1,000,000   FHLMC, 5.50%, 7/15/06                            1,081,092
--------------------------------------------------------------------------------
         3,000,000   FHLMC, 4.875%, 3/15/07                           3,180,456
--------------------------------------------------------------------------------
         1,200,000   FHLMC, 5.125%, 7/15/12                           1,236,802
--------------------------------------------------------------------------------
         1,200,000   FNMA, 4.375%, 9/15/12                            1,164,083
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES
(Cost $12,364,533)                                                   12,639,327
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
OBLIGATIONS(4) -- 2.8%

         1,076,202   Chase Mortgage Finance
                     Corporation, Series 2001 S3,
                     Class A1 SEQ, 6.50%, 7/25/16                     1,105,379
--------------------------------------------------------------------------------
        11,137,740   Commercial Mortgage
                     Acceptance Corporation
                     STRIPS - INTEREST, Series
                     1998 C2, Class X, VRN, 1.06%,
                     12/1/02(9)                                         561,041
--------------------------------------------------------------------------------
        12,180,840   DLJ Commercial Mortgage
                     Corp. STRIPS - INTEREST,
                     Series 2000 CKP1, Class S,
                     VRN, 1.09%, 12/1/02 (Acquired
                     4/19/02, Cost $784,142)(5)(9)                      752,666
--------------------------------------------------------------------------------
           654,114   First Union National Bank
                     Commercial Mortgage, Series
                     2001 C3, Class A1 SEQ,
                     5.20%, 8/15/23                                     682,959
--------------------------------------------------------------------------------
           135,604   FNMA REMIC, Series 1997-58,
                     Class PB, 6.50%, 6/18/24                           136,223
--------------------------------------------------------------------------------
         1,100,000   FNMA, Series 2002-87,
                     Class AM SEQ, 5.50%, 6/1/31                      1,115,812
--------------------------------------------------------------------------------
        11,106,788   General Motors Acceptance
                     Corp. Commercial Mortgage
                     Securities Inc. STRIPS -
                     INTEREST, Series 1999 C1,
                     Class X, VRN, 0.66%, 12/1/02(9)                    377,253
--------------------------------------------------------------------------------
           902,089   General Motors Acceptance
                     Corp. Commercial Mortgage
                     Securities Inc., Series 2002 C2,
                     Class A1 SEQ, 4.32%, 3/15/07                       926,333
--------------------------------------------------------------------------------
           850,000   J.P. Morgan Chase Commercial
                     Mortgage Securities Corp.,
                     Series 2002 FL1A, Class A2,
                     VRN, 1.82%, 12/16/02, resets
                     monthly off the 1-month
                     LIBOR plus 0.44% with no
                     caps (Acquired 4/3/02, Cost
                     $850,000)(5)(9)                                    849,689
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          15

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

       $   535,438   Morgan Stanley Capital I,
                     Series 1998 WF1, Class A1
                     SEQ, 6.25%, 7/15/07                         $      566,993
--------------------------------------------------------------------------------
           499,740   Nationslink Funding Corp.,
                     Series 1998-2, Class A1 SEQ,
                     6.00%, 11/20/07                                    530,864
--------------------------------------------------------------------------------
           431,139   Washington Mutual, Series
                     2002 AR3, Class A3, 4.71%,
                     4/26/32                                            431,898
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE  OBLIGATIONS
(Cost $7,964,589)                                                     8,037,110
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES(4) -- 1.5%

           482,408   AmeriCredit Automobile
                     Receivables Trust, Series
                     1999 D, Class A3 SEQ, 7.02%,
                     12/5/05                                            497,673
--------------------------------------------------------------------------------
           674,937   Countrywide Asset-Backed
                     Certificates, Series 2001-1,
                     Class AF3, 6.10%, 8/25/26                          681,910
--------------------------------------------------------------------------------
         1,200,000   CPL Transition Funding LLC,
                     Series 2002-1, Class A4 SEQ,
                     5.96%, 7/15/15                                   1,284,610
--------------------------------------------------------------------------------
           450,000   Ford Credit Auto Owner Trust,
                     4.79%, 11/15/06                                    463,386
--------------------------------------------------------------------------------
           566,887   Long Beach Asset Holdings
                     Corporation, Series 2002-2,
                     Class SC, 8.50%, 7/25/32
                     (Acquired 6/6/02, Cost
                     $565,216)(5)                                       568,070
--------------------------------------------------------------------------------
            88,307   Money Store (The) Home
                     Equity Trust, Series 1997 C,
                     Class AF6 SEQ, 6.67%,
                     2/15/25                                             89,130
--------------------------------------------------------------------------------
           700,000   Peco Energy Transition Trust,
                     Series 1999 A, Class A6 SEQ,
                     6.05%, 3/1/09                                      759,905
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $4,224,628)                                                     4,344,684
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT -- 1.5%

         1,300,000   Abbey National Treasury
                     Services plc, 2.00%, 10/29/03                    1,304,841
--------------------------------------------------------------------------------
         1,600,000   Canadian Imperial Bank of
                     Commerce, 1.33%, 1/21/03                         1,599,955
--------------------------------------------------------------------------------
         1,300,000   Deutsche Bank AG, 2.10%,
                     12/16/02                                         1,300,445
--------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $4,200,000)                                                     4,205,241
--------------------------------------------------------------------------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES -- 0.7%

       $   605,000   Connecticut Housing Finance
                     Auth. GO, (Mortgage Financing
                     Program C-3), VRDN, 1.37%,
                     12/4/02                                       $    605,000
--------------------------------------------------------------------------------
         1,300,000   Orange County Housing
                     Finance Auth. Rev., Series
                     2002 B, (Millenia), VRDN,
                     1.55%, 12/4/02                                   1,300,000
--------------------------------------------------------------------------------
TOTAL MUNICIPAL SECURITIES
(Cost $1,905,000)                                                     1,905,000
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS &
AGENCIES -- 0.4%

         1,200,000   Province of Ontario, 3.50%,
                     9/17/07                                          1,193,156
(Cost $1,193,088)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 0.4%
Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.30%, dated 11/29/02, due
12/2/02 (Delivery value $1,167,626)
(Cost $1,167,500)                                                     1,167,500
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 2.5%
Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.30%, dated 11/29/02, due
12/2/02 (Delivery value $7,133,273)
(Cost $7,132,500)                                                     7,132,500
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $279,702,670)                                                $286,798,703
================================================================================

See Notes to Financial Statements.                                  (continued)

-----

Strategic Conservative - Schedule of Investments

NOVEMBER 30, 2002

EQUITY FUTURES CONTRACTS*

                                            Underlying Face
    Purchased          Expiration Date      Amount at Value      Unrealized Gain
--------------------------------------------------------------------------------
5 S&P 500 Futures       December 2002         $1,167,500             $46,490
                                         =======================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

ORD = Foreign Ordinary Share

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(SM) = Traded Custody Receipts(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

TRAINS(SM) = Target Return Index Securities(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2002.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity, unless otherwise indicated. Rate shown is effective November 30, 2002.

(1)  Category is less than 0.05% of total investment securities.

(2)  Non-income producing.

(3)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(4)  Final maturity indicated, unless otherwise noted. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(5)  Security was purchased under Rule 144A or Section 4(2) of the
     Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at
     November 30, 2002, was $21,129,841, which represented 7.3% of net assets.

(6)  Security is an exchange-traded bond fund. Quantity indicated reflects the number of shares owned.

(7)  The rate indicated is the yield to maturity at purchase, unless otherwise noted.

(8)  Interest-bearing commercial paper. Rate shown is effective November
     30, 2002.

(9)  Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements.

                                                                          -----
                                                                          17

Strategic Moderate - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2002
----------------------------------------------------------------------------------------------------------
                                                                                 LEHMAN
                                                STRATEGIC                       AGGREGATE        90-DAY
                                                MODERATE        S&P 500        BOND INDEX     T-BILL INDEX
----------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 2/15/96)
----------------------------------------------------------------------------------------------------------
   6 months(1)                                   -6.98%         -11.49%          4.98%           0.78%
----------------------------------------------------------------------------------------------------------
   1 Year                                        -6.23%         -16.51%          7.34%           1.63%
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------
   3 Years                                       -1.25%         -11.13%          9.18%           3.77%
----------------------------------------------------------------------------------------------------------
   5 Years                                        4.44%           0.97%          7.32%           4.18%
----------------------------------------------------------------------------------------------------------
   Life of Class                                  6.61%           7.42%(2)       7.40%(2)        4.43%(2)
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 10/2/96)
----------------------------------------------------------------------------------------------------------
   6 months(1)                                   -6.94%         -11.49%          4.98%           0.78%
----------------------------------------------------------------------------------------------------------
   1 Year                                        -6.45%         -16.51%          7.34%           1.63%
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------
   3 Years                                       -1.48%         -11.13%          9.18%           3.77%
----------------------------------------------------------------------------------------------------------
   5 Years                                        4.23%           0.97%          7.32%           4.18%
----------------------------------------------------------------------------------------------------------
   Life of Class                                  6.00%           6.69%(3)       7.83%(3)        4.37%(3)
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
----------------------------------------------------------------------------------------------------------
   6 months(1)                                   -6.88%         -11.49%          4.98%           0.78%
----------------------------------------------------------------------------------------------------------
   1 Year                                        -6.04%         -16.51%          7.34%           1.63%
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------
   Life of Class                                 -5.09%         -15.44%(4)       9.89%(4)        3.20%(4)
----------------------------------------------------------------------------------------------------------
                                 STRATEGIC      STRATEGIC                        LEHMAN
                                 MODERATE       MODERATE                        AGGREGATE        90-DAY
                                (NO CDSC*)     (WITH CDSC)      S&P 500        BOND INDEX     T-BILL INDEX
----------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 10/2/01)
----------------------------------------------------------------------------------------------------------
   6 months(1)                    -7.47%         -8.39%         -11.49%          4.98%           0.78%
----------------------------------------------------------------------------------------------------------
   1 Year                         -7.16%         -8.08%         -16.51%          7.34%           1.63%
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------
   Life of Class                  -2.77%         -3.46%         -7.24%(5)        6.88%(5)        1.69%(5)
----------------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Strategic Moderate's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied.
 Returns "with CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  Since 2/29/96, the date nearest the class's inception for which data are available.

(3)  Since 9/30/96, the date nearest the class's inception for which data are available.

(4)  Since 7/31/00, the date nearest the class's inception for which data are available.

(5)  Since 9/30/01, the date nearest the class's inception for which data are available.

See pages 84-88 for information about share classes, the indices, and returns.

                                                                    (continued)

-----

Strategic Moderate - Performance

GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS

$10,000 investment made February 15, 1996*

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended November 30
----------------------------------------------------------------------------------------------------
                               1996*      1997      1998       1999       2000       2001      2002
----------------------------------------------------------------------------------------------------
Strategic Moderate             9.91%     13.02%    10.32%     16.97%      5.20%    -2.37%     -6.23%
----------------------------------------------------------------------------------------------------
S&P 500                       20.18%     28.56%    23.66%     20.92%     -4.24%   -12.23%    -16.51%
----------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index    5.75%      7.55%     9.45%     -0.04%      9.06%    11.16%      7.34%
----------------------------------------------------------------------------------------------------
90-Day T-Bill Index            3.82%      5.17%     4.95%      4.67%      5.94%     3.78%      1.63%
----------------------------------------------------------------------------------------------------

* From 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Strategic
Moderate. Returns for the S&P 500, Lehman Aggregate Bond, and 90-Day Treasury
Bill (T-Bill) indices are provided for comparison. Strategic Moderate's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based  on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total
Returns chart on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          19

Strategic Moderate - Portfolio Commentary

By Jeff Tyler and Brian Howell, portfolio managers

PORTFOLIO PERFORMANCE

Strategic Moderate returned -6.23%*  for the year ended November 30, 2002.
Strategic Moderate targets a neutral asset mix of 63% stocks, 31% bonds, and 6%
cash. Those weightings are based on an optimal balance between risk and return, so we keep the portfolio fairly close to its neutral mix. As a result, most of the portfolio's return can be explained by its strategic exposure to the three major asset classes--stocks, bonds, and cash.

Overall, the U.S. stock market's poor performance weighed on Strategic
Moderate's return. Strategic Moderate's international stocks also declined with global stock markets, with holdings in Europe taking the biggest blows. The bulk of the portfolio's international holdings are invested in Europe, but our small allocations in emerging markets declined less.

By contrast, Strategic Moderate benefited from its allocation to bonds, as both high-quality and high-yield  bonds performed better than stocks. High-quality bonds performed better than any other portion of the portfolio. Treasurys led the way, as investors fled the stock market for the certainty of payments from the U.S. government. Mortgage-related securities--the largest weighting in our bond portfolio--held their own despite a gigantic wave of mortgage refinancing.
Corporate bonds were up after a year-end rally, but yields and default rates in the highest-risk sectors remained at high levels. Diversification in bonds and cash was key to limiting the portfolio's downside.

SECURITY SELECTION

In a year defined by risk-averse behavior, several of the allocation slices added value relative to their benchmarks. On the whole, the stock portfolio was positioned somewhat defensively. Stock selection helped most in our mid-cap growth and large-cap value slices.

The bond portfolios also maintained relatively defensive positions, but security selection among high-quality corporate bonds was challenging. Most of the portfolio's solid performance relative to its benchmark was due to security selection in the stock portfolio.

ASSET ALLOCATION
% OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                                                AS OF
                                                              11/30/02
-------------------------------------------------------------------------------
U.S. Stocks & Equity Futures                                    45.4%
-------------------------------------------------------------------------------
U.S. Bonds                                                      32.1%
-------------------------------------------------------------------------------
Foreign Stocks                                                  15.5%
-------------------------------------------------------------------------------
Money Market Securities                                          6.7%
-------------------------------------------------------------------------------
Foreign Bonds                                                    0.3%
-------------------------------------------------------------------------------
See page 86 for the fund's neutral asset mix.

FUND'S U.S. BONDS
-------------------------------------------------------------------------------
                                                                AS OF
                                                              11/30/02
-------------------------------------------------------------------------------
Weighted Average Maturity                                      4.8 yrs
-------------------------------------------------------------------------------
Average Duration                                               4.2 yrs
-------------------------------------------------------------------------------
% OF FUND'S U.S. BONDS
-------------------------------------------------------------------------------
Corporate Securities                                            34.3%
-------------------------------------------------------------------------------
Mortgage-Backed Securities                                      27.5%
-------------------------------------------------------------------------------
U.S. Treasury Securities                                        21.5%
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations                              6.8%
-------------------------------------------------------------------------------
U.S. Government Agency Securities                                5.7%
-------------------------------------------------------------------------------
Asset-Backed Securities                                          4.2%
-------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

-----

Strategic Moderate - Portfolio Commentary

STRATEGIC REBALANCING

We rebalance every quarter to reset the portfolio back to its targeted asset mix. Over the course of the year, our weightings in stocks, bonds, and cash changed as the equity portfolio shrank and the bond portfolio grew. Upon rebalancing, we sold bonds into the best demand since World War II and we bought stocks at multi-year lows.

TACTICAL REBALANCING

When we rebalance, we also try to  find market imbalances that we can capitalize
on. As a result, we slightly favor certain asset classes that we think have the most attractive risk/return tradeoff. That's what we call a tactical allocation.
For example, early in the year, the portfolio benefited from slightly favoring emerging markets before their downturn. We also limited the portfolio's downside by slightly underweighting large growth-oriented companies. Late in the year, our decision to favor bonds over stocks weighed on the portfolio's performance when the stock market bounced from depressed levels. Overall, our modest tactical allocation decisions helped the portfolio's performance.

OUTLOOK

Going into 2003, we'll stick to our process--security selection, disciplined rebalancing, and keeping the portfolio close to its neutral allocation (63%
stocks, 31% bonds, and 6% cash). The decline in stocks and the rally in bonds are both stretched, but we don't see any compelling reason to favor either asset class. We think currency markets may offer a better opportunity to add value, so we will add some European bonds to hedge the portfolio against the declining dollar.

FUND'S U.S. STOCKS
-------------------------------------------------------------------------------
                                                  AS OF 11/30/02
-------------------------------------------------------------------------------
Dividend Yield                                         1.7%
-------------------------------------------------------------------------------
Price/Earnings Ratio                                   24.33
-------------------------------------------------------------------------------
TOP 5 U.S. STOCKS
-------------------------------------------------------------------------------
                                       % OF FUND'S              % OF
                                       U.S. STOCKS              FUND
-------------------------------------------------------------------------------
Microsoft Corp.                           2.2%                  1.0%
-------------------------------------------------------------------------------
Citigroup Inc.                            1.9%                  0.9%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                         1.8%                  0.8%
-------------------------------------------------------------------------------
Merck & Co., Inc.                         1.6%                  0.7%
-------------------------------------------------------------------------------
Bank of America Corp.                     1.5%                  0.7%
-------------------------------------------------------------------------------

FUND'S FOREIGN STOCKS
-------------------------------------------------------------------------------
                                                  AS OF 11/30/02
-------------------------------------------------------------------------------
Dividend Yield                                        2.5%
-------------------------------------------------------------------------------
TOP 5 FOREIGN STOCKS
-------------------------------------------------------------------------------
                                       % OF FUND'S
                                         FOREIGN                % OF
                                         STOCKS                 FUND
-------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       3.6%                  0.6%
-------------------------------------------------------------------------------
Samsung Electronics                       2.4%                  0.4%
-------------------------------------------------------------------------------
Vodafone Group plc                        2.3%                  0.4%
-------------------------------------------------------------------------------
Nokia CI A ADR                            1.9%                  0.3%
-------------------------------------------------------------------------------
Novartis AG                               1.6%                  0.3%
-------------------------------------------------------------------------------
% OF FUND'S FOREIGN STOCKS
-------------------------------------------------------------------------------
Europe                                                         54.9%
-------------------------------------------------------------------------------
Asia/Pacific                                                   34.0%
-------------------------------------------------------------------------------
Americas (excluding U.S.)                                       7.7%
-------------------------------------------------------------------------------
Africa                                                          3.4%
-------------------------------------------------------------------------------

                                                                          -----
                                                                          21

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 60.5%

AIRLINES(1)
--------------------------------------------------------------------------------
            14,100   Southwest Airlines Co.                        $    234,060
--------------------------------------------------------------------------------
ALCOHOL -- 0.2%
--------------------------------------------------------------------------------
            13,400   Anheuser-Busch Companies,
                     Inc.                                               658,208
--------------------------------------------------------------------------------
            31,518   Heineken NV ORD                                  1,188,660
--------------------------------------------------------------------------------
                                                                      1,846,868
--------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.4%
--------------------------------------------------------------------------------
             6,100   Gucci Group NV New York
                     Shares                                             549,610
--------------------------------------------------------------------------------
            11,400   Jones Apparel Group, Inc.(2)                       419,520
--------------------------------------------------------------------------------
            14,800   Liz Claiborne, Inc.                                476,618
--------------------------------------------------------------------------------
            43,100   VF Corp.                                         1,631,766
--------------------------------------------------------------------------------
                                                                      3,077,514
--------------------------------------------------------------------------------
BANKS -- 5.3%
--------------------------------------------------------------------------------
            31,212   Alliance & Leicester plc ORD                       398,163
--------------------------------------------------------------------------------
            60,732   Allied Irish Banks plc ORD                         849,335
--------------------------------------------------------------------------------
            13,100   Banco Popular Espanol SA ORD                       558,847
--------------------------------------------------------------------------------
            78,500   Bank of America Corp.                            5,501,280
--------------------------------------------------------------------------------
            65,500   Bank of Ireland ORD                                709,781
--------------------------------------------------------------------------------
            25,500   Bank One Corp.                                   1,006,995
--------------------------------------------------------------------------------
            16,127   Bank Pekao SA ORD                                  391,420
--------------------------------------------------------------------------------
            16,639   BNP Paribas SA ORD                                 677,594
--------------------------------------------------------------------------------
           220,000   Chinatrust Financial Holding
                     Company Ltd. ORD(2)                                162,259
--------------------------------------------------------------------------------
           175,933   Citigroup Inc.                                   6,840,275
--------------------------------------------------------------------------------
            20,700   Credit Lyonnais SA ORD                           1,033,154
--------------------------------------------------------------------------------
            25,800   Danske Bank A/S ORD                                431,288
--------------------------------------------------------------------------------
             1,470   Erste Bank Der
                     Oesterreichischen Sparkassen
                     AG ORD                                              79,574
--------------------------------------------------------------------------------
             4,100   Fifth Third Bancorp                                229,354
--------------------------------------------------------------------------------
       450,000,000   Finansbank AS ORD(2)                               301,275
--------------------------------------------------------------------------------
            43,700   First Tennessee National Corp.                   1,611,656
--------------------------------------------------------------------------------
            38,600   First Virginia Banks, Inc.                       1,455,220
--------------------------------------------------------------------------------
            26,600   Fleet Boston Financial Corp.                       721,658
--------------------------------------------------------------------------------
            41,500   ForeningsSparbanken AB ORD                         512,097
--------------------------------------------------------------------------------
           116,000   Grupo Financiero Banorte
                     SA de CV Cl O ORD                                  266,312
--------------------------------------------------------------------------------
            96,000   HSBC Holdings plc ORD                            1,126,363
--------------------------------------------------------------------------------
            23,300   KeyCorp                                            607,897
--------------------------------------------------------------------------------
            23,500   Marshall & Ilsley Corp.                            667,870
--------------------------------------------------------------------------------
            29,300   National City Corp.                                814,540
--------------------------------------------------------------------------------
           102,988   Nordea AB ORD                                      502,663
--------------------------------------------------------------------------------
            20,700   PNC Financial Services Group                       873,540
--------------------------------------------------------------------------------
            57,349   Royal Bank of Scotland
                     Group plc ORD                                    1,470,310
--------------------------------------------------------------------------------
             7,100   State Street Corp.                                 319,500
--------------------------------------------------------------------------------
            14,600   SunTrust Banks, Inc.                               856,436
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

            25,300   Svenska Handelsbanken AB
                     ORD                                           $    354,006
--------------------------------------------------------------------------------
            80,247   U.S. Bancorp                                     1,757,409
--------------------------------------------------------------------------------
            33,444   UBS AG ORD                                       1,682,215
--------------------------------------------------------------------------------
           337,200   UniCredito Italiano ORD                          1,343,045
--------------------------------------------------------------------------------
            21,600   UnionBanCal Corp.                                  941,112
--------------------------------------------------------------------------------
            82,400   Wachovia Corp.                                   2,896,360
--------------------------------------------------------------------------------
            17,200   Wells Fargo & Co.                                  794,812
--------------------------------------------------------------------------------
                                                                     40,745,615
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.4%
--------------------------------------------------------------------------------
            38,076   Amgen Inc.(2)                                    1,796,235
--------------------------------------------------------------------------------
            16,400   Applera Corp.-Applied
                     Biosystems Group                                   358,504
--------------------------------------------------------------------------------
             6,500   Chiron Corp.(2)                                    261,430
--------------------------------------------------------------------------------
            10,600   Genzyme Corp.(2)                                   347,733
--------------------------------------------------------------------------------
            16,500   Gilead Sciences, Inc.(2)                           650,678
--------------------------------------------------------------------------------
                                                                      3,414,580
--------------------------------------------------------------------------------
CHEMICALS -- 1.2%
--------------------------------------------------------------------------------
            19,500   3M Co.                                           2,532,075
--------------------------------------------------------------------------------
            28,600   Air Products & Chemicals, Inc.                   1,264,692
--------------------------------------------------------------------------------
             5,473   AptarGroup, Inc.                                   163,533
--------------------------------------------------------------------------------
             1,400   Avery Dennison Corp.                                90,216
--------------------------------------------------------------------------------
            17,100   BASF AG ORD                                        667,494
--------------------------------------------------------------------------------
            12,500   Chemical Services Limited ORD                       26,665
--------------------------------------------------------------------------------
             6,488   Ciba Specialty Chemicals AG
                     ORD                                                468,231
--------------------------------------------------------------------------------
             4,500   Dow Chemical Co.                                   143,550
--------------------------------------------------------------------------------
            12,800   du Pont (E.I.) de Nemours & Co.                    571,136
--------------------------------------------------------------------------------
             3,400   Ecolab Inc.                                        168,878
--------------------------------------------------------------------------------
             4,978   Lonza Group AG ORD                                 302,981
--------------------------------------------------------------------------------
             9,400   Minerals Technologies Inc.                         405,610
--------------------------------------------------------------------------------
             4,700   Pactiv Corporation(2)                               97,290
--------------------------------------------------------------------------------
            12,800   PPG Industries, Inc.                               641,024
--------------------------------------------------------------------------------
             7,700   Praxair, Inc.                                      454,300
--------------------------------------------------------------------------------
             5,300   Sealed Air Corp.(2)                                200,393
--------------------------------------------------------------------------------
            35,800   Sherwin-Williams Co.                             1,032,114
--------------------------------------------------------------------------------
             5,000   Shin-Etsu Chemical Co., Ltd.
                     ORD                                                177,640
--------------------------------------------------------------------------------
           204,000   Taiwan Styrene Monomer
                     Corporation ORD(2)                                 183,371
--------------------------------------------------------------------------------
             4,800   Tisza Vegyi Kombinat Rt ORD(2)                      86,128
--------------------------------------------------------------------------------
                                                                      9,677,321
--------------------------------------------------------------------------------
CLOTHING STORES -- 0.5%
--------------------------------------------------------------------------------
            29,300   Abercrombie & Fitch Co. Cl A(2)                    728,690
--------------------------------------------------------------------------------
            22,400   Aeropostale, Inc.(2)                               324,800
--------------------------------------------------------------------------------
         8,100,000   Aksa Akrilik Kimya Sanayii AS
                     ORD                                                105,298
--------------------------------------------------------------------------------
            36,500   American Eagle Outfitters, Inc.(2)                 698,245
--------------------------------------------------------------------------------
         2,717,000   Companhia de Tecidos do Norte
                     de Minas - Coteminas ORD                           165,835
--------------------------------------------------------------------------------
            53,400   Gap, Inc. (The)                                    848,525
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

            16,100   Gymboree Corporation (The)(2)                 $    326,428
--------------------------------------------------------------------------------
            21,100   Hot Topic, Inc.(2)                                 510,515
--------------------------------------------------------------------------------
             8,800   Nordstrom, Inc.                                    176,000
--------------------------------------------------------------------------------
                                                                      3,884,336
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.3%
--------------------------------------------------------------------------------
            31,437   American Power Conversion
                     Corp.(2)                                           506,607
--------------------------------------------------------------------------------
           188,100   Cisco Systems Inc.(2)                            2,807,393
--------------------------------------------------------------------------------
            85,300   Dell Computer Corp.(2)                           2,439,580
--------------------------------------------------------------------------------
            20,600   EMC Corporation(2)                                 149,350
--------------------------------------------------------------------------------
            16,700   Emulex Corp.(2)                                    403,138
--------------------------------------------------------------------------------
           111,994   Hewlett-Packard Co.                              2,181,643
--------------------------------------------------------------------------------
            59,000   Hon Hai Precision Industry Co.,
                     Ltd. ORD                                           221,824
--------------------------------------------------------------------------------
            16,100   IKON Office Solutions Inc.                         122,682
--------------------------------------------------------------------------------
            57,000   International Business
                     Machines Corp.                                   4,964,699
--------------------------------------------------------------------------------
            11,900   Lexmark International Group,
                     Inc. Cl A(2)                                       787,066
--------------------------------------------------------------------------------
            19,800   Qlogic Corp.(2)                                    860,706
--------------------------------------------------------------------------------
            11,300   Storage Technology Corp.(2)                        249,617
--------------------------------------------------------------------------------
            65,912   Sun Microsystems, Inc.(2)                          283,092
--------------------------------------------------------------------------------
            11,600   Tech Data Corp.(2)                                 355,482
--------------------------------------------------------------------------------
            80,900   Western Digital Corp.(2)                           683,605
--------------------------------------------------------------------------------
            88,700   Xerox Corp.(2)                                     773,464
--------------------------------------------------------------------------------
             4,900   Zebra Technologies Corp. Cl A(2)                   314,752
--------------------------------------------------------------------------------
                                                                     18,104,700
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.2%
--------------------------------------------------------------------------------
            17,900   Activision, Inc.(2)                                387,088
--------------------------------------------------------------------------------
            27,000   Acxiom Corp.(2)                                    415,935
--------------------------------------------------------------------------------
            32,800   BEA Systems, Inc.(2)                               362,932
--------------------------------------------------------------------------------
            14,600   BMC Software Inc.(2)                               261,340
--------------------------------------------------------------------------------
             8,500   Borland Software Corp.(2)                          112,625
--------------------------------------------------------------------------------
            50,300   Computer Associates
                     International, Inc.                                760,033
--------------------------------------------------------------------------------
            22,200   Electronic Arts Inc.(2)                          1,506,159
--------------------------------------------------------------------------------
             4,100   Infosys Technologies Limited
                     ORD                                                386,780
--------------------------------------------------------------------------------
            25,800   Mentor Graphics Corp.(2)                           311,664
--------------------------------------------------------------------------------
             3,000   Mercury Interactive Corp.(2)                       100,335
--------------------------------------------------------------------------------
           135,800   Microsoft Corp.(2)(3)                            7,853,992
--------------------------------------------------------------------------------
           151,800   Oracle Corp.(2)                                  1,843,611
--------------------------------------------------------------------------------
             6,700   Rational Software Corp.(2)                          62,042
--------------------------------------------------------------------------------
             4,400   Red Hat Inc.(2)                                     30,426
--------------------------------------------------------------------------------
             7,500   SAP AG ORD                                         662,100
--------------------------------------------------------------------------------
            58,700   Take-Two Interactive Software(2)                 1,756,598
--------------------------------------------------------------------------------
                                                                     16,813,660
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 0.9%
--------------------------------------------------------------------------------
             6,900   Cemex SA ADR                                       160,494
--------------------------------------------------------------------------------
            16,900   Centex Corp.                                       850,577
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

           218,000   Corporacion GEO, SA de CV,
                     Series B ORD(2)                               $    421,007
--------------------------------------------------------------------------------
            23,910   Daelim Industrial Co., Ltd. ORD                    333,320
--------------------------------------------------------------------------------
            27,900   Fluor Corp.                                        765,018
--------------------------------------------------------------------------------
            15,600   Grupo Dragados SA ORD                              246,366
--------------------------------------------------------------------------------
            21,083   Grupo Ferrovial SA ORD                             505,927
--------------------------------------------------------------------------------
            15,600   KB Home                                            697,164
--------------------------------------------------------------------------------
             3,600   Lennar Corp.                                       190,872
--------------------------------------------------------------------------------
            51,600   Martin Marietta Materials, Inc.                  1,626,432
--------------------------------------------------------------------------------
             1,800   NVR, Inc.(2)                                       595,800
--------------------------------------------------------------------------------
            16,160   Tae Young Corp. ORD(2)                             486,658
--------------------------------------------------------------------------------
                                                                      6,879,635
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.5%
--------------------------------------------------------------------------------
        19,000,000   Arcelik AS ORD(2)                                  197,594
--------------------------------------------------------------------------------
            19,400   Bajaj Auto Limited ORD                             192,414
--------------------------------------------------------------------------------
             1,400   Carlisle Companies, Inc.                            58,142
--------------------------------------------------------------------------------
            21,621   Koninklijke Royal Philips
                     Electronics NV New York
                     Shares                                             467,446
--------------------------------------------------------------------------------
             5,440   LG Electronics Inc. ORD(2)                         218,284
--------------------------------------------------------------------------------
            18,900   Miller (Herman), Inc.                              376,016
--------------------------------------------------------------------------------
            70,000   Sharp Corp. ORD                                    759,208
--------------------------------------------------------------------------------
            26,000   Whirlpool Corp.                                  1,398,280
--------------------------------------------------------------------------------
                                                                      3,667,384
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.7%
--------------------------------------------------------------------------------
            21,300   Boeing Co.                                         724,200
--------------------------------------------------------------------------------
            68,100   Honeywell International Inc.                     1,761,747
--------------------------------------------------------------------------------
             3,800   Lockheed Martin Corp.                              198,360
--------------------------------------------------------------------------------
             3,000   Northrop Grumman Corp.                             290,730
--------------------------------------------------------------------------------
            11,000   Precision Castparts Corp.                          270,380
--------------------------------------------------------------------------------
            42,300   Raytheon Company                                 1,233,891
--------------------------------------------------------------------------------
            38,800   Rockwell Collins                                   830,320
--------------------------------------------------------------------------------
                                                                      5,309,628
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 2.0%
--------------------------------------------------------------------------------
            38,300   Boots Company plc ORD                              339,923
--------------------------------------------------------------------------------
            21,900   Companhia Brasileira de
                     Distribuicao Grupo Pao de
                     Acucar ADR(2)                                      341,640
--------------------------------------------------------------------------------
            61,700   Dillard's Inc.                                   1,192,044
--------------------------------------------------------------------------------
            79,500   Federated Department Stores,
                     Inc.(2)                                          2,598,060
--------------------------------------------------------------------------------
            88,500   GUS plc ORD                                        810,932
--------------------------------------------------------------------------------
             8,100   Inditex SA ORD                                     197,030
--------------------------------------------------------------------------------
            40,200   J.C. Penney Company, Inc.                          953,946
--------------------------------------------------------------------------------
            46,300   JD Group Limited ORD                               119,121
--------------------------------------------------------------------------------
            41,700   Kohl's Corp.(2)                                  2,856,449
--------------------------------------------------------------------------------
           135,475   Marks & Spencer Group plc
                     ORD                                                722,902
--------------------------------------------------------------------------------
           147,200   Massmart Holdings Limited
                     ORD                                                290,589
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          23

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

            34,200   May Department Stores Co.
                     (The)                                         $    836,532
--------------------------------------------------------------------------------
           126,000   Pick'n Pay Stores Limited ORD                      195,049
--------------------------------------------------------------------------------
            33,000   Saks Holdings, Inc.(2)                             429,000
--------------------------------------------------------------------------------
            29,700   Sears, Roebuck & Co.                               822,690
--------------------------------------------------------------------------------
             9,700   Target Corp.                                       337,366
--------------------------------------------------------------------------------
            50,100   Wal-Mart Stores, Inc.                            2,713,416
--------------------------------------------------------------------------------
                                                                     15,756,689
--------------------------------------------------------------------------------
DRUGS -- 4.9%
--------------------------------------------------------------------------------
            38,000   Abbott Laboratories                              1,663,640
--------------------------------------------------------------------------------
            26,200   Amersham plc ORD                                   235,589
--------------------------------------------------------------------------------
            30,300   AstraZeneca plc ORD                              1,152,988
--------------------------------------------------------------------------------
            10,100   Aventis SA ORD                                     561,281
--------------------------------------------------------------------------------
            68,000   Bristol-Myers Squibb Co.                         1,802,000
--------------------------------------------------------------------------------
        17,294,100   Eczacibasi Ilac Sanayi ve
                     Ticaret AS ORD(2)                                  162,993
--------------------------------------------------------------------------------
             3,100   Egis Gyogszergyar Rt. ORD                          185,393
--------------------------------------------------------------------------------
             9,500   Eli Lilly and Company                              648,850
--------------------------------------------------------------------------------
            23,700   Endo Pharmaceuticals
                     Holdings Inc.(2)                                   204,887
--------------------------------------------------------------------------------
             8,400   Essilor International SA Cie
                     Generale D'Optique ORD                             333,899
--------------------------------------------------------------------------------
            18,300   Forest Laboratories, Inc. Cl A(2)                1,964,139
--------------------------------------------------------------------------------
            12,000   Fujisawa Pharmaceutical
                     Company Limited ORD                                260,104
--------------------------------------------------------------------------------
             6,800   Gedeon Richter Rt. ORD                             373,572
--------------------------------------------------------------------------------
            26,788   GlaxoSmithKline plc ADR                          1,017,944
--------------------------------------------------------------------------------
            90,500   Johnson & Johnson                                5,160,310
--------------------------------------------------------------------------------
            93,700   Merck & Co., Inc.                                5,566,716
--------------------------------------------------------------------------------
            15,200   Mylan Laboratories Inc.                            512,696
--------------------------------------------------------------------------------
            53,813   Novartis AG ORD                                  1,998,841
--------------------------------------------------------------------------------
            12,373   Novo Nordisk A/S Cl B ORD                          380,575
--------------------------------------------------------------------------------
           161,425   Pfizer, Inc.                                     5,091,345
--------------------------------------------------------------------------------
            41,900   Pharmacia Corp.                                  1,772,370
--------------------------------------------------------------------------------
            17,100   Ranbaxy Laboratories Ltd. ORD                      190,061
--------------------------------------------------------------------------------
            15,266   Roche Holding AG ORD                             1,083,751
--------------------------------------------------------------------------------
            11,127   Sanofi-Synthelabo SA ORD                           656,482
--------------------------------------------------------------------------------
            19,400   Schering-Plough Corp.                              439,604
--------------------------------------------------------------------------------
            37,700   Smith & Nephew plc ORD                             220,817
--------------------------------------------------------------------------------
            26,000   Takeda Chemical Industries,
                     Ltd. ORD                                         1,091,102
--------------------------------------------------------------------------------
             9,300   Taro Pharmaceuticals
                     Industries(2)                                      365,165
--------------------------------------------------------------------------------
            16,960   Teva Pharmaceutical
                     Industries Ltd. ADR                              1,343,402
--------------------------------------------------------------------------------
           283,000   Tong Ren Tang Technologies
                     Company Limited ORD(2)                             303,011
--------------------------------------------------------------------------------
            35,400   Watson Pharmaceuticals, Inc.(2)                  1,061,646
--------------------------------------------------------------------------------
             2,000   Wockhardt Limited ORD                               18,340
--------------------------------------------------------------------------------
             6,000   Wyeth                                              230,580
--------------------------------------------------------------------------------
                                                                     38,054,093
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.6%
--------------------------------------------------------------------------------
             9,900   Anixter International Inc.(2)                 $    242,154
--------------------------------------------------------------------------------
            36,900   AVX Corporation                                    474,165
--------------------------------------------------------------------------------
            10,660   DGI Co., Ltd. ORD(2)                               182,561
--------------------------------------------------------------------------------
            46,392   Dover Corp.                                      1,447,430
--------------------------------------------------------------------------------
            45,980   Intelligent Digital Integrated
                     Security Co., Ltd. ORD(2)                          861,626
--------------------------------------------------------------------------------
            11,700   LG Micron Ltd. ORD                                 336,858
--------------------------------------------------------------------------------
            28,100   Littelfuse, Inc.(2)                                543,314
--------------------------------------------------------------------------------
           118,600   Lucent Technologies Inc.(2)                        207,550
--------------------------------------------------------------------------------
            11,100   McData Corp. Cl A(2)                                96,626
--------------------------------------------------------------------------------
            34,900   Motorola, Inc.                                     397,162
--------------------------------------------------------------------------------
           117,953   Nokia Corp. Cl A ADR                             2,265,876
--------------------------------------------------------------------------------
             6,100   Orbotech Ltd.(2)                                   104,127
--------------------------------------------------------------------------------
            56,160   People & Telecommunication
                     ORD(2)                                             397,260
--------------------------------------------------------------------------------
            20,400   QUALCOMM Inc.(2)                                   840,480
--------------------------------------------------------------------------------
             7,600   Schneider SA ORD                                   368,754
--------------------------------------------------------------------------------
            18,982   Seoul Semiconductor Co., Ltd.
                     ORD(2)                                             266,976
--------------------------------------------------------------------------------
            66,800   Solectron Corp.(2)                                 308,616
--------------------------------------------------------------------------------
            11,600   Sony Corp. ORD                                     512,321
--------------------------------------------------------------------------------
             3,300   SPX Corp.(2)                                       155,760
--------------------------------------------------------------------------------
         1,042,000   TCL International Holdings
                     Limited ORD                                        327,356
--------------------------------------------------------------------------------
            42,500   Tellabs, Inc.(2)                                   376,550
--------------------------------------------------------------------------------
             8,900   Tokyo Electron Ltd. ORD                            451,817
--------------------------------------------------------------------------------
           127,000   TYC Brother Industrial Co., Ltd.
                     ORD(2)                                             186,603
--------------------------------------------------------------------------------
            56,000   United Heavy Machinery
                     Uralmash-Izhora Group ORD(2)                       299,600
--------------------------------------------------------------------------------
            45,331   You Eal Electronics Co. Ltd.
                     ORD                                              1,031,358
--------------------------------------------------------------------------------
                                                                     12,682,900
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.9%
--------------------------------------------------------------------------------
            22,300   Ameren Corp.                                       922,105
--------------------------------------------------------------------------------
            25,300   American Electric Power                            719,026
--------------------------------------------------------------------------------
            18,000   DTE Energy Company                                 797,940
--------------------------------------------------------------------------------
            95,700   Edison International(2)                          1,061,313
--------------------------------------------------------------------------------
            26,200   Exelon Corp.                                     1,314,978
--------------------------------------------------------------------------------
            16,000   FPL Group, Inc.                                    940,800
--------------------------------------------------------------------------------
            31,100   PG&E Corp.(2)                                      429,491
--------------------------------------------------------------------------------
            27,600   TXU Corp.                                          425,592
--------------------------------------------------------------------------------
            19,700   Wisconsin Energy Corp.                             453,297
--------------------------------------------------------------------------------
                                                                      7,064,542
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 2.4%
--------------------------------------------------------------------------------
             9,300   Apache Corp.                                       501,084
--------------------------------------------------------------------------------
            31,200   BP plc ADR                                       1,223,352
--------------------------------------------------------------------------------
            31,500   ChevronTexaco Corp.                              2,111,445
--------------------------------------------------------------------------------
            25,585   ConocoPhillips                                   1,223,219
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

           186,700   Exxon Mobil Corp.                             $  6,497,160
--------------------------------------------------------------------------------
            59,900   Occidental Petroleum Corp.                       1,668,215
--------------------------------------------------------------------------------
            14,800   Ocean Energy, Inc.                                 278,832
--------------------------------------------------------------------------------
            31,400   Petroleo Brasileiro SA -
                     Petrobras ADR                                      411,340
--------------------------------------------------------------------------------
             3,200   Pioneer Natural Resources Co.(2)                    78,912
--------------------------------------------------------------------------------
           100,853   Royal Dutch Petroleum Co.
                     New York Shares                                  4,392,148
--------------------------------------------------------------------------------
            12,800   XTO Energy Inc.                                    306,560
--------------------------------------------------------------------------------
                                                                     18,692,267
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.4%
--------------------------------------------------------------------------------
           179,000   Corporacion Interamericana de
                     Entretenimiento SA Cl B ORD(2)                     300,714
--------------------------------------------------------------------------------
            62,813   Viacom, Inc. Cl B(2)                             2,952,839
--------------------------------------------------------------------------------
                                                                      3,253,553
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.3%
--------------------------------------------------------------------------------
            43,300   Allied Waste Industries Inc.(2)                    462,444
--------------------------------------------------------------------------------
             4,173   Stericycle, Inc.(2)                                138,815
--------------------------------------------------------------------------------
            83,900   Waste Management, Inc.                           2,090,788
--------------------------------------------------------------------------------
                                                                      2,692,047
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.4%
--------------------------------------------------------------------------------
            26,400   American Express Co.                             1,027,752
--------------------------------------------------------------------------------
            37,200   Block (H & R), Inc.                              1,425,876
--------------------------------------------------------------------------------
            12,800   Capital One Financial Corp.                        432,640
--------------------------------------------------------------------------------
            18,900   Deutsche Boerse AG ORD                             746,392
--------------------------------------------------------------------------------
            59,200   Fannie Mae                                       3,732,560
--------------------------------------------------------------------------------
            58,800   Freddie Mac                                      3,389,232
--------------------------------------------------------------------------------
           167,700   General Electric Co.                             4,544,669
--------------------------------------------------------------------------------
            21,400   Household International, Inc.                      614,180
--------------------------------------------------------------------------------
            54,200   ING Groep N.V. ORD                               1,030,924
--------------------------------------------------------------------------------
            22,000   MBIA Inc.                                        1,000,560
--------------------------------------------------------------------------------
            14,450   MBNA Corp.                                         308,363
--------------------------------------------------------------------------------
            16,128   New Century Financial Corp.                        301,352
--------------------------------------------------------------------------------
             1,600   Student Loan Corp. (The)                           159,440
--------------------------------------------------------------------------------
                                                                     18,713,940
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 2.0%
--------------------------------------------------------------------------------
            37,000   Ajinomoto Co. Inc. ORD                             369,638
--------------------------------------------------------------------------------
            24,400   Altadis, SA ORD                                    489,553
--------------------------------------------------------------------------------
            39,785   Archer-Daniels-Midland Co.                         530,334
--------------------------------------------------------------------------------
            45,200   Campbell Soup Company                            1,091,580
--------------------------------------------------------------------------------
             9,600   Chiquita Brands International,
                     Inc.(2)                                            134,400
--------------------------------------------------------------------------------
            17,800   Coca-Cola Company (The)                            812,392
--------------------------------------------------------------------------------
            28,600   Coca-Cola Enterprises Inc.                         608,894
--------------------------------------------------------------------------------
            49,700   ConAgra Foods, Inc.                              1,211,189
--------------------------------------------------------------------------------
             3,600   Dean Foods Co.(2)                                  133,740
--------------------------------------------------------------------------------
            39,999   Gallaher Group plc ORD                             352,202
--------------------------------------------------------------------------------
             6,500   Groupe Danone ORD                                  850,272
--------------------------------------------------------------------------------
           142,400   Grupo Modelo SA de CV,
                     Series C ORD                                       356,386
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

            24,300   Heinz (H.J.) Co.                              $    846,126
--------------------------------------------------------------------------------
             7,300   Interstate Bakeries Corp.                          168,265
--------------------------------------------------------------------------------
            84,000   IOI Corporation Berhad ORD                         127,105
--------------------------------------------------------------------------------
             9,200   Kellogg Co.                                        307,004
--------------------------------------------------------------------------------
            74,000   Kuala Lumpur Kepong Berhad
                     ORD                                                120,737
--------------------------------------------------------------------------------
             7,167   Nestle SA ORD                                    1,446,806
--------------------------------------------------------------------------------
            15,600   PepsiCo, Inc.                                      662,688
--------------------------------------------------------------------------------
            20,300   Performance Food Group Co.(2)                      713,647
--------------------------------------------------------------------------------
         1,826,500   PT Astra Agro Lestari Tbk ORD                      254,316
--------------------------------------------------------------------------------
            50,149   Reckitt Benckiser plc ORD                          871,448
--------------------------------------------------------------------------------
            17,500   Souza Cruz SA ORD                                   85,169
--------------------------------------------------------------------------------
            27,900   SYSCO Corp.                                        820,818
--------------------------------------------------------------------------------
           801,800   Thai Union Frozen Products
                     Public Company Limited ORD                         337,348
--------------------------------------------------------------------------------
            43,500   Tyson Foods, Inc. Cl A                             513,300
--------------------------------------------------------------------------------
            10,753   Unilever N.V. ORD                                  625,872
--------------------------------------------------------------------------------
            12,600   Unilever N.V. New York Shares                      732,690
--------------------------------------------------------------------------------
             5,900   Wrigley (Wm.) Jr. Company                          317,361
--------------------------------------------------------------------------------
                                                                     15,891,280
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.5%
--------------------------------------------------------------------------------
            85,300   Apasco SA de CV ORD                                487,477
--------------------------------------------------------------------------------
            95,000   Asahi Glass Company Limited
                     ORD                                                613,103
--------------------------------------------------------------------------------
             3,900   Bowater Inc.                                       169,182
--------------------------------------------------------------------------------
            30,600   Georgia-Pacific Corp.                              634,338
--------------------------------------------------------------------------------
            10,558   International Paper Co.                            414,402
--------------------------------------------------------------------------------
            21,200   Smurfit-Stone Container Corp.(2)                   309,202
--------------------------------------------------------------------------------
             8,700   Svenska Cellulosa AB Cl B ORD                      300,978
--------------------------------------------------------------------------------
            13,500   UPM-Kymmene Oyj ORD                                488,217
--------------------------------------------------------------------------------
            17,200   Votorantim Celulose e Papel
                     SA ADR                                             278,640
--------------------------------------------------------------------------------
                                                                      3,695,539
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 0.6%
--------------------------------------------------------------------------------
            43,600   AGL Resources Inc.                               1,051,196
--------------------------------------------------------------------------------
        21,000,000   Ak Enerji Elektrik Uretimi
                     Otoproduktor Grubu AS ORD(2)                       143,321
--------------------------------------------------------------------------------
         7,610,000   Companhia de Saneamento
                     Basico do Estado de Sao
                     Paulo ORD                                          169,146
--------------------------------------------------------------------------------
           157,000   Hong Kong and China Gas
                     Company Ltd. ORD                                   207,359
--------------------------------------------------------------------------------
           243,000   Huaneng Power International,
                     Inc. ORD(2)                                        193,190
--------------------------------------------------------------------------------
            24,100   NiSource Inc.                                      469,709
--------------------------------------------------------------------------------
           133,936   Snam Rete Gas SpA ORD                              413,729
--------------------------------------------------------------------------------
            16,000   TransCanada PipeLines
                     Limited ORD(2)                                     231,494
--------------------------------------------------------------------------------
             5,200   UGI Corp.                                          191,360
--------------------------------------------------------------------------------
            50,100   Unified Energy Systems ADR                         618,735
--------------------------------------------------------------------------------
            32,100   WGL Holdings Inc.                                  741,831
--------------------------------------------------------------------------------
                                                                      4,431,070
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          25

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
GOLD -- 0.2%
--------------------------------------------------------------------------------
            68,435   Anglo American plc ORD                        $    963,502
--------------------------------------------------------------------------------
            28,200   Harmony Gold Mining Co.
                     Limited ORD                                        358,934
--------------------------------------------------------------------------------
                                                                      1,322,436
--------------------------------------------------------------------------------
GROCERY STORES -- 0.2%
--------------------------------------------------------------------------------
            25,300   Supervalu Inc.                                     454,894
--------------------------------------------------------------------------------
            48,700   Winn-Dixie Stores, Inc.                            726,604
--------------------------------------------------------------------------------
                                                                      1,181,498
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.3%
--------------------------------------------------------------------------------
             7,700   Crane Co.                                          158,389
--------------------------------------------------------------------------------
            40,400   Emerson Electric Co.                             2,106,860
--------------------------------------------------------------------------------
             3,500   United Technologies Corp.                          218,645
--------------------------------------------------------------------------------
                                                                      2,483,894
--------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.6%
--------------------------------------------------------------------------------
            53,700   AGCO Corp.(2)                                    1,296,319
--------------------------------------------------------------------------------
            17,200   Caterpillar Inc.                                   858,280
--------------------------------------------------------------------------------
            13,700   Deere & Co.                                        700,755
--------------------------------------------------------------------------------
            14,724   Sandvik AB Cl A ORD                                354,457
--------------------------------------------------------------------------------
            10,360   Sindo Ricoh Co., Ltd. ORD                          589,698
--------------------------------------------------------------------------------
           111,300   Ssangyong Motor Company
                     ORD(2)                                             616,031
--------------------------------------------------------------------------------
           169,000   Toshiba Corp. ORD(2)                               549,470
--------------------------------------------------------------------------------
                                                                      4,965,010
--------------------------------------------------------------------------------
HOME PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
             8,300   Clorox Company                                     363,872
--------------------------------------------------------------------------------
            18,700   Dial Corp. (The)                                   389,334
--------------------------------------------------------------------------------
            29,900   Fortune Brands, Inc.                             1,458,223
--------------------------------------------------------------------------------
            12,500   Gillette Company                                   379,000
--------------------------------------------------------------------------------
            18,000   Kao Corp. ORD                                      385,756
--------------------------------------------------------------------------------
            39,000   Kimberly-Clark Corp.                             1,962,480
--------------------------------------------------------------------------------
            42,300   Procter & Gamble Co. (The)                       3,553,200
--------------------------------------------------------------------------------
                                                                      8,491,865
--------------------------------------------------------------------------------
HOTELS -- 0.1%
--------------------------------------------------------------------------------
            20,766   Accor SA ORD                                       726,648
--------------------------------------------------------------------------------
             5,900   MGM Mirage(2)                                      199,715
--------------------------------------------------------------------------------
                                                                        926,363
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.8%
--------------------------------------------------------------------------------
            21,300   Assa Abloy AB Cl B ORD                             283,956
--------------------------------------------------------------------------------
            16,600   Black & Decker Corporation                         713,302
--------------------------------------------------------------------------------
            28,000   Bridgestone Corp. ORD                              373,957
--------------------------------------------------------------------------------
            27,300   Energizer Holdings, Inc.(2)                        808,353
--------------------------------------------------------------------------------
            24,500   Hyundai Mobis ORD                                  564,511
--------------------------------------------------------------------------------
             3,800   Illinois Tool Works Inc.                           258,362
--------------------------------------------------------------------------------
            11,300   Ingersoll-Rand Company                             522,060
--------------------------------------------------------------------------------
            15,300   Lennox International Inc.                          217,260
--------------------------------------------------------------------------------
            17,400   Pall Corp.                                         331,992
--------------------------------------------------------------------------------
            11,600   Parker-Hannifin Corp.                              541,604
--------------------------------------------------------------------------------
             2,000   SMC Corp. ORD                                      183,507
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

            10,600   Snap-on Inc.                                  $    317,364
--------------------------------------------------------------------------------
        23,300,000   Trakya Cam Sanayii AS ORD(2)                        90,868
--------------------------------------------------------------------------------
            23,700   Tyco International Ltd.                            422,808
--------------------------------------------------------------------------------
            30,500   York International Corp.                           764,940
--------------------------------------------------------------------------------
                                                                      6,394,844
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 2.0%
--------------------------------------------------------------------------------
            22,100   Accenture Ltd. Cl A(2)                             425,425
--------------------------------------------------------------------------------
            11,000   ADVO, Inc.(2)                                      359,480
--------------------------------------------------------------------------------
            24,800   Affiliated Computer Services
                     Inc.(2)                                          1,240,000
--------------------------------------------------------------------------------
            35,200   Apollo Group Inc. Cl A(2)                        1,452,176
--------------------------------------------------------------------------------
            79,900   ASE Test Limited(2)                                534,132
--------------------------------------------------------------------------------
             2,100   Automatic Data Processing, Inc.                     91,287
--------------------------------------------------------------------------------
             7,400   CACI International Inc.(2)                         281,940
--------------------------------------------------------------------------------
            13,600   Career Education Corp.(2)                          529,244
--------------------------------------------------------------------------------
            28,400   Computer Sciences Corp.(2)                         990,876
--------------------------------------------------------------------------------
            19,000   Corinthian Colleges, Inc.(2)                       743,090
--------------------------------------------------------------------------------
            26,000   Dai Nippon Printing Co., Ltd.
                     ORD                                                308,051
--------------------------------------------------------------------------------
            22,800   Digital Globalsoft Ltd. ORD                        281,826
--------------------------------------------------------------------------------
            13,100   Elbit Systems Ltd.                                 217,395
--------------------------------------------------------------------------------
            48,200   Electronic Data Systems Corp.                      893,628
--------------------------------------------------------------------------------
            30,400   Equifax Inc.                                       738,720
--------------------------------------------------------------------------------
            42,752   Exel plc ORD                                       508,796
--------------------------------------------------------------------------------
            22,200   First Data Corp.                                   769,008
--------------------------------------------------------------------------------
         1,191,789   Jiangsu Expressway Company
                     Ltd. ORD                                           320,926
--------------------------------------------------------------------------------
            45,300   Moore Corporation Ltd.(2)                          486,522
--------------------------------------------------------------------------------
             5,900   Nintendo Co., Ltd. ORD                             625,000
--------------------------------------------------------------------------------
            10,700   Paychex, Inc.                                      312,654
--------------------------------------------------------------------------------
             8,400   Pec Solutions Inc.(2)                              311,514
--------------------------------------------------------------------------------
           137,500   Ranhill Berhad ORD(2)                              154,145
--------------------------------------------------------------------------------
           163,363   Rentokil Initial plc ORD                           534,973
--------------------------------------------------------------------------------
            16,100   Valassis Communications, Inc.(2)                   457,562
--------------------------------------------------------------------------------
            67,200   Viad Corp.                                       1,534,175
--------------------------------------------------------------------------------
         1,574,000   Zhejiang Expressway Co. Ltd.
                     ORD                                                544,947
--------------------------------------------------------------------------------
                                                                     15,647,492
--------------------------------------------------------------------------------
INTERNET -- 0.1%
--------------------------------------------------------------------------------
             1,300   Checkfree Corp.(2)                                  25,474
--------------------------------------------------------------------------------
             7,000   Hotels.com(2)                                      510,124
--------------------------------------------------------------------------------
            24,300   Yahoo! Inc.(2)                                     445,055
--------------------------------------------------------------------------------
                                                                        980,653
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 1.4%
--------------------------------------------------------------------------------
            12,100   iShares Russell 2000 Index
                     Fund                                               977,680
--------------------------------------------------------------------------------
             5,300   iShares S&P 500 Index Fund                         498,624
--------------------------------------------------------------------------------
            17,400   Nasdaq 100-Index Tracking
                     Stock(2)                                           479,892
--------------------------------------------------------------------------------
            78,500   Standard and Poor's 500
                     Depositary Receipt                               7,368,010
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

            21,000   Standard and Poor's MidCap
                     400 Depositary Receipt                        $  1,723,050
--------------------------------------------------------------------------------
                                                                     11,047,256
--------------------------------------------------------------------------------
LEISURE -- 0.6%
--------------------------------------------------------------------------------
            34,000   Eastman Kodak Co.                                1,255,280
--------------------------------------------------------------------------------
            38,200   GTECH Holdings Corp.(2)                            878,218
--------------------------------------------------------------------------------
            29,600   International Game
                     Technology(2)                                    2,282,160
--------------------------------------------------------------------------------
            21,700   Mattel, Inc.                                       447,454
--------------------------------------------------------------------------------
                                                                      4,863,112
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.9%
--------------------------------------------------------------------------------
             6,259   Aflac Inc.                                         193,090
--------------------------------------------------------------------------------
             2,600   AmerUs Group Co.                                    83,330
--------------------------------------------------------------------------------
            29,900   CIGNA Corp.                                      1,301,547
--------------------------------------------------------------------------------
            42,600   MetLife, Inc.                                    1,143,384
--------------------------------------------------------------------------------
            35,900   Principal Financial Group                        1,041,100
--------------------------------------------------------------------------------
            47,800   Protective Life Corp.                            1,411,534
--------------------------------------------------------------------------------
            16,000   Torchmark Corp.                                    594,240
--------------------------------------------------------------------------------
            54,700   UnumProvident Corp.                                932,635
--------------------------------------------------------------------------------
                                                                      6,700,860
--------------------------------------------------------------------------------
MEDIA -- 1.6%
--------------------------------------------------------------------------------
            48,850   AOL Time Warner Inc.(2)                            799,675
--------------------------------------------------------------------------------
            40,900   British Sky Broadcasting plc
                     ORD(2)                                             418,037
--------------------------------------------------------------------------------
            28,100   Clear Channel
                     Communications, Inc.(2)                          1,221,226
--------------------------------------------------------------------------------
            24,538   Comcast Corporation(2)                             572,840
--------------------------------------------------------------------------------
            32,000   Cumulus Media Inc.(2)                              530,400
--------------------------------------------------------------------------------
            41,228   Daily Mail and General Trust
                     ORD                                                422,031
--------------------------------------------------------------------------------
            19,200   Disney (Walt) Co.                                  380,544
--------------------------------------------------------------------------------
        52,600,000   Dogan Yayin Holding AS ORD(2)                      104,280
--------------------------------------------------------------------------------
            23,900   Emap plc ORD                                       310,463
--------------------------------------------------------------------------------
            40,000   Emmis Communications Corp.
                     Cl A(2)                                            919,000
--------------------------------------------------------------------------------
            22,600   Entercom Communications
                     Corp.(2)                                         1,224,015
--------------------------------------------------------------------------------
            34,200   Hearst-Argyle Television, Inc.(2)                  829,350
--------------------------------------------------------------------------------
            63,586   Mediaset SpA ORD                                   537,464
--------------------------------------------------------------------------------
            85,900   News Corporation Limited ORD                       611,412
--------------------------------------------------------------------------------
            48,000   Pearson plc ORD                                    552,211
--------------------------------------------------------------------------------
           109,100   Reed Elsevier plc ORD                              958,957
--------------------------------------------------------------------------------
            51,733   Sinclair Broadcast Group, Inc.
                     Cl A(2)                                            719,865
--------------------------------------------------------------------------------
            17,100   Societe Television Francaise
                     1 ORD                                              513,783
--------------------------------------------------------------------------------
            10,400   Univision Communications Inc.
                     Cl A(2)                                            334,256
--------------------------------------------------------------------------------
            21,400   Westwood One, Inc.(2)                              831,818
--------------------------------------------------------------------------------
                                                                     12,791,627
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 1.6%
--------------------------------------------------------------------------------
             3,000   Bard (C.R.), Inc.                             $    166,500
--------------------------------------------------------------------------------
            14,200   Baxter International, Inc.                         454,258
--------------------------------------------------------------------------------
            30,000   Beckman Coulter Inc.                               886,800
--------------------------------------------------------------------------------
            28,900   Becton Dickinson & Co.                             857,463
--------------------------------------------------------------------------------
            54,000   Boston Scientific Corp.(2)                       2,267,999
--------------------------------------------------------------------------------
            57,732   Cooper Companies, Inc. (The)                     1,622,269
--------------------------------------------------------------------------------
            17,800   Dentsply International Inc.                        597,279
--------------------------------------------------------------------------------
            22,900   Fisher Scientific International(2)                 686,084
--------------------------------------------------------------------------------
            29,000   Guidant Corp.(2)                                   867,970
--------------------------------------------------------------------------------
            11,500   Henry Schein, Inc.(2)                              487,198
--------------------------------------------------------------------------------
            10,500   Hoya Corp. ORD                                     713,576
--------------------------------------------------------------------------------
             6,600   Invitrogen Corp.(2)                                184,404
--------------------------------------------------------------------------------
            28,200   Medtronic, Inc.                                  1,318,350
--------------------------------------------------------------------------------
            19,200   Pharmaceutical Product
                     Development, Inc.(2)                               575,136
--------------------------------------------------------------------------------
            13,600   St. Jude Medical, Inc.(2)                          473,552
--------------------------------------------------------------------------------
             2,600   Zimmer Holdings Inc.(2)                             97,864
--------------------------------------------------------------------------------
                                                                     12,256,702
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 1.3%
--------------------------------------------------------------------------------
            11,500   AdvancePCS(2)                                      283,590
--------------------------------------------------------------------------------
             3,400   Cardinal Health, Inc.                              209,236
--------------------------------------------------------------------------------
            34,200   Caremark Rx Inc.(2)                                603,972
--------------------------------------------------------------------------------
            13,400   Covance Inc.(2)                                    300,428
--------------------------------------------------------------------------------
            45,600   Coventry Health Care Inc.(2)                     1,311,000
--------------------------------------------------------------------------------
            18,100   McKesson Corp.                                     469,152
--------------------------------------------------------------------------------
            16,700   Mettler-Toledo International,
                     Inc.(2)                                            610,385
--------------------------------------------------------------------------------
            24,881   Oxford Health Plans, Inc.(2)                       908,654
--------------------------------------------------------------------------------
            10,100   PacifiCare Health Systems, Inc.(2)                 270,529
--------------------------------------------------------------------------------
            34,600   Quest Diagnostics Inc.(2)                        1,930,334
--------------------------------------------------------------------------------
            10,200   Quintiles Transnational Corp.(2)                   119,850
--------------------------------------------------------------------------------
            16,000   Service Corp. International(2)                      53,120
--------------------------------------------------------------------------------
             8,800   Tenet Healthcare Corp.(2)                          162,360
--------------------------------------------------------------------------------
            24,869   Triad Hospitals Inc.(2)                            749,800
--------------------------------------------------------------------------------
            12,225   WellChoice Inc.(2)                                 316,016
--------------------------------------------------------------------------------
            26,587   Wellpoint Health Networks Inc.(2)                1,750,222
--------------------------------------------------------------------------------
                                                                     10,048,648
--------------------------------------------------------------------------------
MINING & METALS -- 0.8%
--------------------------------------------------------------------------------
            39,500   Alcoa Inc.                                       1,009,225
--------------------------------------------------------------------------------
             2,100   Ball Corporation                                   103,908
--------------------------------------------------------------------------------
        29,500,000   Companhia Siderurgica de
                     Tubarao ORD                                        279,921
--------------------------------------------------------------------------------
             9,900   Companhia Vale do Rio Doce
                     ADR                                                267,102
--------------------------------------------------------------------------------
            15,700   Compania de Minas
                     Buenaventura SAu ADR                               352,779
--------------------------------------------------------------------------------
        21,029,030   Gerdau SA ORD                                      182,389
--------------------------------------------------------------------------------
            14,800   Impala Platinum Holdings
                     Limited ORD                                        903,646
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          27

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                    Value
--------------------------------------------------------------------------------

            73,700   INI Steel Company ORD                         $    401,213
--------------------------------------------------------------------------------
           144,800   Iscor Limited ORD                                  328,026
--------------------------------------------------------------------------------
            18,773   Johnson Matthey plc ORD                            251,164
--------------------------------------------------------------------------------
            22,500   Lonmin plc ORD                                     309,954
--------------------------------------------------------------------------------
             8,543   MMC Norilsk Nickel ADR                             178,549
--------------------------------------------------------------------------------
             8,600   Nucor Corp.                                        432,064
--------------------------------------------------------------------------------
            21,500   Siderca SAIC ADR                                   337,335
--------------------------------------------------------------------------------
           172,900   Tata Iron and Steel Company
                     Ltd. ORD                                           499,445
--------------------------------------------------------------------------------
            57,500   Tubos de Acero de Mexico,
                     SA ADR                                             531,875
--------------------------------------------------------------------------------
                                                                      6,368,595
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.6%
--------------------------------------------------------------------------------
             3,900   DaimlerChrysler AG(2)                              141,882
--------------------------------------------------------------------------------
         2,564,000   Denway Motors Ltd. ORD                             904,142
--------------------------------------------------------------------------------
            25,300   Ford Motor Co.                                     287,914
--------------------------------------------------------------------------------
            28,300   General Motors Corp.                             1,123,511
--------------------------------------------------------------------------------
            44,200   Kia Motors Corp. ORD(2)                            332,771
--------------------------------------------------------------------------------
            19,300   Lear Corp.(2)                                      708,117
--------------------------------------------------------------------------------
            87,000   Nissan Motor Co., Ltd. ORD                         692,625
--------------------------------------------------------------------------------
            99,200   Tata Engineering and
                     Locomotive Company Limited
                     ORD(2)                                             347,744
--------------------------------------------------------------------------------
                                                                      4,538,706
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 0.1%
--------------------------------------------------------------------------------
           122,500   Alfa, SA ORD                                       199,158
--------------------------------------------------------------------------------
           202,000   Murray & Roberts Holdings ORD                      269,768
--------------------------------------------------------------------------------
            13,715   Vivendi Universal SA ORD                           223,272
--------------------------------------------------------------------------------
                                                                        692,198
--------------------------------------------------------------------------------
OIL REFINING -- 0.2%
--------------------------------------------------------------------------------
             9,100   Marathon Oil Corp.                                 182,000
--------------------------------------------------------------------------------
            38,005   Polski Koncern Naftowy Orlen
                     SA ORD                                             177,098
--------------------------------------------------------------------------------
             8,000   TotalFinaElf SA Cl B ORD                         1,073,504
--------------------------------------------------------------------------------
            15,500   Valero Energy Corp.                                495,535
--------------------------------------------------------------------------------
                                                                      1,928,137
--------------------------------------------------------------------------------
OIL SERVICES -- 0.9%
--------------------------------------------------------------------------------
           152,562   BHP Billiton Limited ORD                           865,294
--------------------------------------------------------------------------------
           762,000   China Oilfield Services
                     Limited ORD(2)                                     180,764
--------------------------------------------------------------------------------
            30,500   Diamond Offshore Drilling, Inc.                    684,420
--------------------------------------------------------------------------------
            52,000   ENI SpA ORD                                        755,108
--------------------------------------------------------------------------------
             7,600   ENSCO International Inc.                           212,648
--------------------------------------------------------------------------------
             7,400   Lukoil Holding ADR                                 493,580
--------------------------------------------------------------------------------
             9,900   MOL Magyar Olaj-es Gazipari
                     Rt. ORD                                            229,131
--------------------------------------------------------------------------------
           122,700   PTT Exploration and
                     Production Public Company
                     Limited ORD                                        366,732
--------------------------------------------------------------------------------
           302,000   PTT Public Company Limited
                     ORD(2)                                             269,054
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

            31,800   Sasol Limited ORD                             $    370,520
--------------------------------------------------------------------------------
         1,382,000   Sinopec Zhenhai Refining and
                     Chemical Company Limited
                     ORD                                                301,261
--------------------------------------------------------------------------------
            38,700   Surgutneftegaz ADR                                 647,451
--------------------------------------------------------------------------------
            69,500   Transocean, Inc.                                 1,688,851
--------------------------------------------------------------------------------
            18,300   YUKOS ORD                                          165,798
--------------------------------------------------------------------------------
                                                                      7,230,612
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 2.1%
--------------------------------------------------------------------------------
            44,300   AEGON N.V. ORD                                     715,016
--------------------------------------------------------------------------------
            56,000   Allstate Corp.                                   2,185,680
--------------------------------------------------------------------------------
            33,850   American International Group,
                     Inc.                                             2,205,327
--------------------------------------------------------------------------------
             8,700   Chubb Corp. (The)                                  509,820
--------------------------------------------------------------------------------
            10,300   CNA Financial Corp.(2)                             255,234
--------------------------------------------------------------------------------
            58,940   Fidelity National Financial, Inc.                1,906,709
--------------------------------------------------------------------------------
            59,200   First American Financial Corp.
                     (The)                                            1,213,008
--------------------------------------------------------------------------------
            23,000   Hartford Financial Services
                     Group, Inc. (The)                                1,128,380
--------------------------------------------------------------------------------
            10,900   Horace Mann Educators Corp.                        174,073
--------------------------------------------------------------------------------
           209,800   Legal & General Group plc ORD                      375,344
--------------------------------------------------------------------------------
            20,300   Loews Corp.                                        821,744
--------------------------------------------------------------------------------
            22,100   MGIC Investment Corp.                            1,031,407
--------------------------------------------------------------------------------
             2,119   Muenchener
                     Rueckversicherungs-
                     Gesellschaft AG ORD                                294,868
--------------------------------------------------------------------------------
             3,700   Odyssey Re Holdings Corp.                           65,564
--------------------------------------------------------------------------------
            24,400   Old Republic International Corp.                   730,048
--------------------------------------------------------------------------------
            28,300   Progressive Corp.                                1,602,912
--------------------------------------------------------------------------------
            36,500   Renaissancere Holdings Ltd.                      1,487,375
--------------------------------------------------------------------------------
                                                                     16,702,509
--------------------------------------------------------------------------------
PUBLISHING -- 0.7%
--------------------------------------------------------------------------------
            47,600   American Greetings Corp. Cl A(2)                   774,452
--------------------------------------------------------------------------------
            12,300   Belo Corp. Cl A                                    285,237
--------------------------------------------------------------------------------
            22,500   Dow Jones & Co., Inc.                              932,626
--------------------------------------------------------------------------------
             3,800   E.W. Scripps Company (The)                         301,264
--------------------------------------------------------------------------------
            11,200   Gannett Co., Inc.                                  798,000
--------------------------------------------------------------------------------
             6,900   Meredith Corp.                                     300,909
--------------------------------------------------------------------------------
            20,400   R.R. Donnelley & Sons
                     Company                                            433,908
--------------------------------------------------------------------------------
             6,400   Tribune Co.                                        293,120
--------------------------------------------------------------------------------
            23,035   VNU N.V. ORD                                       687,529
--------------------------------------------------------------------------------
               400   Washington Post Co. (The)                          289,600
--------------------------------------------------------------------------------
            14,236   Wolters Kluwer NV ORD                              253,104
--------------------------------------------------------------------------------
                                                                      5,349,749
--------------------------------------------------------------------------------
RAILROADS -- 0.3%
--------------------------------------------------------------------------------
            14,200   Acesa Infraestructuras, SA ORD                     151,196
--------------------------------------------------------------------------------
            22,400   Burlington Northern Santa Fe
                     Corp.                                              567,392
--------------------------------------------------------------------------------
             9,600   Canadian National Railway Co.                      393,888
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

            12,711   Canadian Pacific Railway Ltd.                 $    258,669
--------------------------------------------------------------------------------
            39,600   Concessioni e Costruzioni
                     Autostrade SpA ORD                                 374,841
--------------------------------------------------------------------------------
             9,000   Union Pacific Corp.                                521,100
--------------------------------------------------------------------------------
                                                                      2,267,086
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
--------------------------------------------------------------------------------
            69,571   Annaly Mortgage Management,
                     Inc.                                             1,285,672
--------------------------------------------------------------------------------
            22,300   Equity Residential                                 582,476
--------------------------------------------------------------------------------
             1,900   Simon Property Group, Inc.                          64,068
--------------------------------------------------------------------------------
                                                                      1,932,216
--------------------------------------------------------------------------------
RESTAURANTS -- 0.2%
--------------------------------------------------------------------------------
            11,500   California Pizza Kitchen Inc.(2)                   283,073
--------------------------------------------------------------------------------
            83,361   McDonald's Corp.                                 1,542,178
--------------------------------------------------------------------------------
                                                                      1,825,251
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.3%
--------------------------------------------------------------------------------
            90,000   Amvescap plc ORD                                   663,662
--------------------------------------------------------------------------------
            27,800   Bear Stearns Companies Inc.
                     (The)                                            1,779,200
--------------------------------------------------------------------------------
            42,500   Edwards (A.G.), Inc.                             1,535,100
--------------------------------------------------------------------------------
            14,500   Franklin Resources, Inc.                           535,775
--------------------------------------------------------------------------------
             5,500   Goldman Sachs Group, Inc.
                     (The)                                              433,785
--------------------------------------------------------------------------------
            23,200   John Hancock Financial
                     Services, Inc.                                     709,224
--------------------------------------------------------------------------------
            64,200   Merrill Lynch & Co., Inc.                        2,792,700
--------------------------------------------------------------------------------
            29,400   Morgan Stanley                                   1,330,056
--------------------------------------------------------------------------------
            15,000   Schwab (Charles) Corp.                             173,100
--------------------------------------------------------------------------------
            16,000   T. Rowe Price Group Inc.                           486,320
--------------------------------------------------------------------------------
                                                                     10,438,922
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 2.2%
--------------------------------------------------------------------------------
             5,100   Analog Devices, Inc.(2)                            156,519
--------------------------------------------------------------------------------
            33,800   Applied Materials, Inc.(2)                         576,459
--------------------------------------------------------------------------------
            14,400   Arrow Electronics, Inc.(2)                         232,272
--------------------------------------------------------------------------------
            50,500   AU Optronics Corp. ADR(2)                          346,430
--------------------------------------------------------------------------------
            55,700   Avnet Inc.                                         788,155
--------------------------------------------------------------------------------
           121,000   Benq Corporation ORD                               160,357
--------------------------------------------------------------------------------
            35,000   Canon, Inc. ORD                                  1,331,893
--------------------------------------------------------------------------------
         1,073,000   Compal Electronics Inc. ORD                      1,187,070
--------------------------------------------------------------------------------
            28,200   ESS Technology, Inc.(2)                            243,648
--------------------------------------------------------------------------------
           124,000   Ichia Technologies, Inc. ORD                       183,982
--------------------------------------------------------------------------------
           200,500   Intel Corp.                                      4,187,442
--------------------------------------------------------------------------------
             3,800   Intersil Corporation CI A(2)                        65,493
--------------------------------------------------------------------------------
             6,100   KLA-Tencor Corp.(2)                                269,468
--------------------------------------------------------------------------------
            14,900   Linear Technology Corp.                            493,190
--------------------------------------------------------------------------------
            31,700   LSI Logic Corp.(2)                                 262,793
--------------------------------------------------------------------------------
             4,700   Maxim Integrated Products, Inc.                    197,659
--------------------------------------------------------------------------------
           159,000   Merry Electronics Co., Ltd.
                     ORD(2)                                             178,194
--------------------------------------------------------------------------------
             3,200   Micron Technology, Inc.(2)                          50,592
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

           156,000   Novatek Microelectronics
                     Corp., Ltd. ORD                               $    348,315
--------------------------------------------------------------------------------
            30,000   RF Micro Devices, Inc.(2)                          365,550
--------------------------------------------------------------------------------
             9,150   Samsung Electronics ORD                          2,929,634
--------------------------------------------------------------------------------
             1,900   Silicon Laboratories Inc.(2)                        55,613
--------------------------------------------------------------------------------
            31,529   STMicroelectronics N.V. New
                     York Shares                                        800,837
--------------------------------------------------------------------------------
           333,000   Taiwan Semiconductor
                     Manufacturing Co. Ltd. ORD(2)                      484,486
--------------------------------------------------------------------------------
            25,400   Teradyne, Inc.(2)                                  416,306
--------------------------------------------------------------------------------
            29,600   Texas Instruments Inc.                             595,256
--------------------------------------------------------------------------------
            32,800   Vishay Intertechnology, Inc.(2)                    463,464
--------------------------------------------------------------------------------
                                                                     17,371,077
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.1%
--------------------------------------------------------------------------------
             7,900   Autozone Inc.(2)                                   645,430
--------------------------------------------------------------------------------
            17,600   Best Buy Co., Inc.(2)                              487,168
--------------------------------------------------------------------------------
            16,700   Blockbuster, Inc.                                  363,392
--------------------------------------------------------------------------------
            12,500   Claire's Stores Inc.                               324,500
--------------------------------------------------------------------------------
            10,100   Cost Plus, Inc. California(2)                      332,038
--------------------------------------------------------------------------------
             7,300   CVS Corp.                                          196,224
--------------------------------------------------------------------------------
            11,902   Fred's, Inc.                                       298,621
--------------------------------------------------------------------------------
            18,900   Hennes & Mauritz AB Cl B ORD                       397,724
--------------------------------------------------------------------------------
            52,100   Hollywood Entertainment Corp.(2)                   983,648
--------------------------------------------------------------------------------
            22,000   Home Depot, Inc.                                   581,240
--------------------------------------------------------------------------------
             5,700   Lowe's Companies, Inc.                             236,550
--------------------------------------------------------------------------------
             9,500   Michaels Stores, Inc.(2)                           357,675
--------------------------------------------------------------------------------
            50,300   Movie Gallery, Inc.(2)                             873,711
--------------------------------------------------------------------------------
            11,100   Office Depot, Inc.(2)                              196,581
--------------------------------------------------------------------------------
            54,800   Officemax Inc.(2)                                  326,608
--------------------------------------------------------------------------------
            54,306   PETsMART, Inc.(2)                                1,002,217
--------------------------------------------------------------------------------
             2,400   Pier 1 Imports, Inc.                                46,824
--------------------------------------------------------------------------------
             7,900   Rent-A-Center Inc.(2)                              391,564
--------------------------------------------------------------------------------
             7,241   Walgreen Co.                                       208,468
--------------------------------------------------------------------------------
                                                                      8,250,183
--------------------------------------------------------------------------------
TELEPHONE -- 2.0%
--------------------------------------------------------------------------------
            31,240   AT&T Corp.                                         875,970
--------------------------------------------------------------------------------
            59,800   BellSouth Corp.                                  1,662,439
--------------------------------------------------------------------------------
            21,200   CenturyTel Inc.                                    654,656
--------------------------------------------------------------------------------
             1,300   Commonwealth Telephone
                     Enterprise Inc.(2)                                  50,135
--------------------------------------------------------------------------------
            33,500   Pantech Co Ltd. ORD(2)                             433,751
--------------------------------------------------------------------------------
           101,900   SBC Communications Inc.                          2,904,149
--------------------------------------------------------------------------------
           105,812   Sprint Corp.                                     1,542,739
--------------------------------------------------------------------------------
            22,200   TDC A/S ORD                                        587,836
--------------------------------------------------------------------------------
           213,050   Telecom Italia SpA ORD                           1,146,937
--------------------------------------------------------------------------------
            74,500   Telefonica SA ORD(2)                               757,731
--------------------------------------------------------------------------------
           104,090   Telekomunikacja Polska SA
                     ORD(2)                                             363,135
--------------------------------------------------------------------------------
           105,462   Verizon Communications                           4,416,748
--------------------------------------------------------------------------------
                                                                     15,396,226
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          29

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
THRIFTS -- 0.2%
--------------------------------------------------------------------------------
             8,600   New York Community
                     Bancorp Inc.                                  $    241,015
--------------------------------------------------------------------------------
            30,550   Washington Mutual, Inc.                          1,099,189
--------------------------------------------------------------------------------
                                                                      1,340,204
--------------------------------------------------------------------------------
TOBACCO -- 0.3%
--------------------------------------------------------------------------------
            44,700   Philip Morris Companies Inc.                     1,686,084
--------------------------------------------------------------------------------
            12,600   UST Inc.                                           405,720
--------------------------------------------------------------------------------
                                                                      2,091,804
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.2%
--------------------------------------------------------------------------------
                 9   D/S 1912 ORD                                        49,949
--------------------------------------------------------------------------------
             1,300   FedEx Corp.                                         68,341
--------------------------------------------------------------------------------
            25,115   Heartland Express, Inc.(2)                         549,642
--------------------------------------------------------------------------------
            15,900   J.B. Hunt Transport Services,
                     Inc.(2)                                            438,045
--------------------------------------------------------------------------------
             3,800   United Parcel Service, Inc.
                     Cl B                                               240,768
--------------------------------------------------------------------------------
            20,966   Werner Enterprises Inc.                            463,034
--------------------------------------------------------------------------------
                                                                      1,809,779
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.7%
--------------------------------------------------------------------------------
            20,800   ALLTEL Corp.                                     1,145,664
--------------------------------------------------------------------------------
            26,600   America Movil SA de CV
                     Series L ADR                                       402,990
--------------------------------------------------------------------------------
             2,568   AT&T Wireless Services Inc.(2)                      19,388
--------------------------------------------------------------------------------
         1,226,000   China Unicom Limited ORD(2)                        935,392
--------------------------------------------------------------------------------
            24,700   China Unicom Limited ADR(2)                        190,190
--------------------------------------------------------------------------------
            12,683   France Telecom SA ORD(2)                           226,753
--------------------------------------------------------------------------------
            23,300   Golden Telecom Inc.(2)                             368,140
--------------------------------------------------------------------------------
                69   KDDI Corp. ORD                                     227,151
--------------------------------------------------------------------------------
           153,000   Koninklijke Royal KPN NV ORD(2)                  1,015,141
--------------------------------------------------------------------------------
           682,297   mmO2 plc ORD(2)                                    541,339
--------------------------------------------------------------------------------
            34,500   Mobile Telesystems ADR                           1,343,775
--------------------------------------------------------------------------------
           136,200   Nextel Communications, Inc.(2)                   1,872,070
--------------------------------------------------------------------------------
             1,321   Swisscom AG ORD                                    383,562
--------------------------------------------------------------------------------
            25,900   Tele Centro Oeste Celular
                     Participacoes SA ADR                                99,715
--------------------------------------------------------------------------------
            63,000   Telesp Celular Participacoes
                     SA ADR(2)                                          172,620
--------------------------------------------------------------------------------
           119,800   Telia AB ORD                                       461,967
--------------------------------------------------------------------------------
        10,500,000   Uralsvyazinform                                    152,250
--------------------------------------------------------------------------------
            19,000   Vimpel-Communications ADR(2)                       665,380
--------------------------------------------------------------------------------
           906,725   Vodafone Group plc ORD                           1,720,923
--------------------------------------------------------------------------------
            55,700   Vodafone Group plc ADR                           1,044,375
--------------------------------------------------------------------------------
                                                                     12,988,785
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $455,747,055)                                                 473,207,520
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

CORPORATE BONDS -- 11.0%

APPAREL & TEXTILES -- 0.1%
--------------------------------------------------------------------------------
       $   500,000   Supreme International Corp.,
                     12.25%, 4/1/06                                $    520,000
--------------------------------------------------------------------------------
BANKS -- 1.0%
--------------------------------------------------------------------------------
         1,800,000   Bank of America Corp., 6.625%,
                     6/15/04                                          1,915,974
--------------------------------------------------------------------------------
         1,900,000   Bank of America Corp., 5.25%,
                     2/1/07                                           2,010,888
--------------------------------------------------------------------------------
         2,300,000   Citigroup Inc., 4.125%, 6/30/05                  2,365,980
--------------------------------------------------------------------------------
         1,200,000   First Union National Bank,
                     7.80%, 8/18/10                                   1,415,476
--------------------------------------------------------------------------------
                                                                      7,708,318
--------------------------------------------------------------------------------
CHEMICALS -- 0.1%
--------------------------------------------------------------------------------
           325,000   Huntsman ICI Chemicals,
                     10.125%, 7/1/09                                    287,625
--------------------------------------------------------------------------------
           500,000   Huntsman ICI Chemicals,
                     13.17%, 12/31/09(4)                                122,500
--------------------------------------------------------------------------------
           445,000   United Industries Corp.,
                     Series B, 9.875%, 4/1/09                           451,675
--------------------------------------------------------------------------------
                                                                        861,800
--------------------------------------------------------------------------------
CLOTHING STORES -- 0.1%
--------------------------------------------------------------------------------
           275,000   Gap Inc., 5.625%, 5/1/03                           276,375
--------------------------------------------------------------------------------
           275,000   Tommy Hilfiger USA Inc.,
                     6.50%, 6/1/03                                      277,209
--------------------------------------------------------------------------------
                                                                        553,584
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES(1)
--------------------------------------------------------------------------------
           275,000   Apple Computer Inc., 6.50%,
                     2/15/04                                            281,875
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 0.4%
--------------------------------------------------------------------------------
           275,000   Associated Materials Inc.,
                     9.75%, 4/15/12                                     292,875
--------------------------------------------------------------------------------
           500,000   Atrium Companies Inc.,
                     Series B, 10.50%, 5/1/09                           492,499
--------------------------------------------------------------------------------
           125,000   Beazer Homes USA Inc.,
                     8.375%, 4/15/12                                    131,563
--------------------------------------------------------------------------------
           225,000   Integrated Electric Services,
                     9.375%, 2/1/09                                     203,625
--------------------------------------------------------------------------------
           350,000   KB Home, 9.50%, 2/15/11                            376,688
--------------------------------------------------------------------------------
           250,000   Meritage Corporation, 9.75%,
                     6/1/11                                             264,375
--------------------------------------------------------------------------------
           250,000   Nortek Inc., 9.25%, 3/15/07                        253,750
--------------------------------------------------------------------------------
           250,000   Schuler Homes, 10.50%,
                     7/15/11                                            261,250
--------------------------------------------------------------------------------
           275,000   Standard Pacific Corp., 9.25%,
                     4/15/12                                            271,563
--------------------------------------------------------------------------------
           500,000   WCI Communities Inc.,
                     10.625%, 2/15/11                                   490,000
--------------------------------------------------------------------------------
                                                                      3,038,188
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------
CONSUMER DURABLES(1)
--------------------------------------------------------------------------------
       $   275,000   Sealy Mattress Co., 10.07%,
                     12/15/02(5)                                   $    273,625
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.3%
--------------------------------------------------------------------------------
         2,200,000   Boeing Capital Corp., VRN,
                     2.24%, 12/26/02, resets
                     quarterly off the 3-month
                     LIBOR plus 0.45% with
                     no caps                                          2,187,046
--------------------------------------------------------------------------------
           500,000   Raytheon Co., 5.50%,
                     11/15/12                                           491,168
--------------------------------------------------------------------------------
                                                                      2,678,214
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.2%
--------------------------------------------------------------------------------
         1,000,000   Kohl's Corp., 6.00%, 1/15/33                       980,014
--------------------------------------------------------------------------------
            30,000   Saks Inc., 7.00%, 7/15/04                           30,150
--------------------------------------------------------------------------------
           400,000   Saks Inc., 8.25%, 11/15/08                         402,000
--------------------------------------------------------------------------------
                                                                      1,412,164
--------------------------------------------------------------------------------
DIVERSIFIED -- 1.0%
--------------------------------------------------------------------------------
         4,029,600   Lehman Brothers TRAINS(SM),
                     Series 10-2002, 6.96%,
                     1/15/12 (Acquired 5/23/02-
                     8/14/02, Cost $4,186,274)(6)                     4,333,020
--------------------------------------------------------------------------------
         3,120,000   Morgan Stanley TRACERS(SM),
                     7.76%, 3/1/32 (Acquired
                     3/15/02-8/28/02, Cost
                     $3,297,742)(6)                                   3,378,370
--------------------------------------------------------------------------------
                                                                      7,711,390
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT(1)
--------------------------------------------------------------------------------
           325,000   Flextronics International Ltd.,
                     9.875%, 7/1/10                                     355,875
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.8%
--------------------------------------------------------------------------------
           375,000   Calpine Canada Energy Finance,
                     8.50%, 5/1/08                                      174,375
--------------------------------------------------------------------------------
         1,800,000   Calpine Corp., 8.25%, 8/15/05                      882,000
--------------------------------------------------------------------------------
           400,000   Cilcorp, Inc., 8.70%, 10/15/09                     410,566
--------------------------------------------------------------------------------
         1,300,000   Constellation Energy Group Inc.,
                     7.00%, 4/1/12                                    1,345,561
--------------------------------------------------------------------------------
         2,100,000   Dominion Resources Inc.,
                     6.00%, 1/31/03                                   2,109,684
--------------------------------------------------------------------------------
         1,100,000   Pepco Holdings Inc., 6.45%,
                     8/15/12 (Acquired 9/3/02,
                     Cost $1,097,107)(6)                              1,120,372
--------------------------------------------------------------------------------
                                                                      6,042,558
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 0.8%
--------------------------------------------------------------------------------
           275,000   Belco Oil & Gas Corp., 8.875%,
                     9/15/07                                            287,375
--------------------------------------------------------------------------------
           325,000   BRL Universal Equipment,
                     8.875%, 2/15/08                                    338,000
--------------------------------------------------------------------------------
         1,500,000   Burlington Resources Finance
                     Co., 6.50%, 12/1/11                              1,631,336
--------------------------------------------------------------------------------
         1,050,000   Devon Financing Corp. ULC,
                     6.875%, 9/30/11                                  1,153,849
--------------------------------------------------------------------------------
         1,450,000   Duke Energy Field Services
                     LLC, 5.75%, 11/15/06                             1,416,041
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

       $   250,000   Forest Oil Corp., 10.50%,
                     1/15/06                                       $    266,250
--------------------------------------------------------------------------------
           350,000   Magnum Hunter Resources Inc.,
                     9.60%, 3/15/12                                     375,375
--------------------------------------------------------------------------------
           350,000   Nuevo Energy Co., 9.50%,
                     6/1/08                                             360,500
--------------------------------------------------------------------------------
           500,000   XTO Energy Inc., 8.75%,
                     11/1/09                                            523,750
--------------------------------------------------------------------------------
                                                                      6,352,476
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.1%
-------------------------------------------------------------------------------
           275,000   Mohegan Tribal Gaming, 8.75%,
                     1/1/09                                             295,625
--------------------------------------------------------------------------------
           325,000   Resorts International Hotel and
                     Casino Inc., 11.50%, 3/15/09                       292,500
--------------------------------------------------------------------------------
           125,000   Six Flags Inc., 9.18%, 4/1/03(5)                   119,375
--------------------------------------------------------------------------------
           275,000   Six Flags Inc., 8.875%, 2/1/10                     257,125
--------------------------------------------------------------------------------
                                                                        964,625
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.4%
--------------------------------------------------------------------------------
           100,000   Allied Waste Industries,
                     7.625%, 1/1/06                                     101,000
--------------------------------------------------------------------------------
           350,000   Allied Waste North America,
                     Inc., Series B, 10.00%, 8/1/09                     355,250
--------------------------------------------------------------------------------
           500,000   Newpark Resources, 8.625%,
                     12/15/07                                           480,000
--------------------------------------------------------------------------------
         1,000,000   Waste Management Inc.,
                     7.00%, 10/15/06                                  1,045,343
--------------------------------------------------------------------------------
         1,000,000   Waste Management Inc.,
                     7.75%, 5/15/32 (Acquired
                     5/21/02, Cost $995,420)(6)                       1,038,590
--------------------------------------------------------------------------------
                                                                      3,020,183
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 1.3%
--------------------------------------------------------------------------------
         1,000,000   American General Finance
                     Corp., Series H, 4.50%,
                     11/15/07                                           996,768
--------------------------------------------------------------------------------
         1,400,000   Countrywide Home Loans Inc.,
                     5.25%, 6/15/04                                   1,449,099
--------------------------------------------------------------------------------
           900,000   Ford Motor Credit Co., 7.50%,
                     3/15/05                                            916,111
--------------------------------------------------------------------------------
         2,100,000   Ford Motor Credit Co., 7.25%,
                     10/25/11                                         1,983,061
--------------------------------------------------------------------------------
         1,500,000   General Electric Capital Corp.,
                     Series A, MTN, 6.00%, 6/15/12                    1,571,148
--------------------------------------------------------------------------------
           950,000   General Motors Acceptance
                     Corp., 6.875%, 9/15/11                             921,611
--------------------------------------------------------------------------------
           850,000   Household Finance Corp.,
                     6.75%, 5/15/11                                     862,761
--------------------------------------------------------------------------------
           350,000   Household Finance Corp.,
                     7.00%, 5/15/12                                     357,858
--------------------------------------------------------------------------------
                                                                      9,058,417
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.5%
--------------------------------------------------------------------------------
           275,000   Ainsworth Lumber Co. Ltd.,
                     12.50%, 7/15/07                                    284,969
--------------------------------------------------------------------------------
           800,000   International Paper Co., 5.85%,
                     10/30/12 (Acquired 10/24/02,
                     Cost $798,744)(6)                                  814,083
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          31

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

       $   750,000   Norske Skogindustrier AS,
                     7.625%, 10/15/11 (Acquired
                     1/25/02, Cost $762,938)(6)                    $    796,440
--------------------------------------------------------------------------------
           500,000   Pacifica Papers Inc., 10.00%,
                     3/15/09                                            540,000
--------------------------------------------------------------------------------
           350,000   Tembec Industries Inc., 7.75%,
                     3/15/12                                            350,875
--------------------------------------------------------------------------------
           900,000   Temple-Inland Inc., 7.875%,
                     5/1/12                                             976,820
--------------------------------------------------------------------------------
                                                                      3,763,187
--------------------------------------------------------------------------------
HOME PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
         1,000,000   Dial Corp., 7.00%, 8/15/06                       1,074,317
--------------------------------------------------------------------------------
HOTELS -- 0.5%
--------------------------------------------------------------------------------
           275,000   Ameristar Casinos Inc.,
                     10.75%, 2/15/09                                    303,188
--------------------------------------------------------------------------------
           500,000   Hollywood Casino Corp.,
                     11.25%, 5/1/07                                     544,999
--------------------------------------------------------------------------------
           250,000   Hollywood Casino Shreveport
                     Corp., 13.00%, 8/1/06                              251,250
--------------------------------------------------------------------------------
           275,000   Isle of Capri Casinos, 8.75%,
                     4/15/09                                            281,188
--------------------------------------------------------------------------------
           275,000   ITT Corp., 6.75%, 11/15/03                         276,453
--------------------------------------------------------------------------------
           364,000   Mandalay Resort Group,
                     9.375%, 2/15/10                                    387,660
--------------------------------------------------------------------------------
           700,000   MGM Mirage Inc., 6.75%,
                     2/1/08                                             700,727
--------------------------------------------------------------------------------
           475,000   Park Place Entertainment
                     Corp., 9.375%, 2/15/07                             506,469
--------------------------------------------------------------------------------
           125,000   Penn National Gaming Inc.,
                     11.125%, 3/1/08                                    136,875
--------------------------------------------------------------------------------
           325,000   Penn National Gaming Inc.,
                     8.875%, 3/15/10                                    335,563
--------------------------------------------------------------------------------
           275,000   Starwood Hotels & Resorts
                     Worldwide Inc., 7.875%,
                     5/1/12 (Acquired 10/15/02,
                     Cost $268,125)(6)                                  272,938
--------------------------------------------------------------------------------
           275,000   Venetian Casino Resort LLC,
                     11.00%, 6/15/10 (Acquired
                     5/22/02, Cost $275,000)(6)                         287,375
--------------------------------------------------------------------------------
                                                                      4,284,685
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.1%
--------------------------------------------------------------------------------
         1,100,000   Tyco International Group SA,
                     6.125%, 1/15/09                                    996,976
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.1%
--------------------------------------------------------------------------------
           500,000   Graham Packaging Co.,
                     Series B, 12.51%, 1/15/03(5)                       472,500
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 0.3%
--------------------------------------------------------------------------------
            20,000   iShares GS $ InvesTop
                     Corporate Bond Fund(7)                           2,129,800
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
LEISURE -- 0.1%
--------------------------------------------------------------------------------
       $   250,000   Alliance Gaming Corp., 10.00%,
                     8/1/07                                       $     261,563
--------------------------------------------------------------------------------
           275,000   International Game Technology,
                     8.375%, 5/15/09                                    307,312
--------------------------------------------------------------------------------
                                                                        568,875
--------------------------------------------------------------------------------
MEDIA -- 1.0%
--------------------------------------------------------------------------------
         1,300,000   AOL Time Warner Inc., 7.625%,
                     4/15/31                                          1,279,077
--------------------------------------------------------------------------------
           450,000   Charter Communications
                     Holdings Capital Corp., 10.75%,
                     10/1/09                                            229,500
--------------------------------------------------------------------------------
           300,000   Comcast Cable
                     Communications, 8.125%,
                     5/1/04                                             310,799
--------------------------------------------------------------------------------
         1,100,000   Comcast Cable
                     Communications, 8.375%,
                     5/1/07                                           1,185,259
--------------------------------------------------------------------------------
         1,400,000   Continental Cablevision, 8.30%,
                     5/15/06                                          1,443,287
--------------------------------------------------------------------------------
         1,000,000   COX Communications Inc.,
                     6.75%, 3/15/11                                   1,028,887
--------------------------------------------------------------------------------
           400,000   CSC Holdings Inc., 7.875%,
                     12/15/07                                           381,000
--------------------------------------------------------------------------------
           375,000   Dex Media East LLC/Finance
                     Co., 9.875%, 11/15/09
                     (Acquired 11/12/02, Cost
                     $388,438)(6)                                       401,250
--------------------------------------------------------------------------------
           350,000   Echostar DBS Corp., 9.375%,
                     2/1/09                                             362,250
--------------------------------------------------------------------------------
           500,000   Imax Corp., 7.875%, 12/1/05                        377,500
--------------------------------------------------------------------------------
           300,000   Mediacom LLC, 8.50%,
                     4/15/08                                            268,500
--------------------------------------------------------------------------------
           400,000   News America Holdings,
                     8.25%, 8/10/18                                     417,800
--------------------------------------------------------------------------------
                                                                      7,685,109
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
         1,000,000   Beckman Coulter Inc., 7.45%,
                     3/4/08                                           1,098,308
--------------------------------------------------------------------------------
           200,000   Fisher Scientific International,
                     9.00%, 2/1/08                                      210,500
--------------------------------------------------------------------------------
           325,000   Sybron Dental Specialties Inc.,
                     8.125%, 6/15/12                                    329,875
--------------------------------------------------------------------------------
                                                                      1,638,683
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES(1)
-------------------------------------------------------------------------------
           350,000   Express Scripts Inc., 9.625%,
                     6/15/09                                            380,625
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.3%
--------------------------------------------------------------------------------
           850,000   Ford Motor Co., 7.45%,
                     7/16/31                                            719,426
--------------------------------------------------------------------------------
         1,200,000   TRW Inc., 8.75%, 5/15/06                         1,334,156
--------------------------------------------------------------------------------
                                                                      2,053,582
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 0.1%
--------------------------------------------------------------------------------
       $   425,000   Key Components, Inc., 10.50%,
                     6/1/08                                        $    408,000
--------------------------------------------------------------------------------
OIL SERVICES -- 0.1%
--------------------------------------------------------------------------------
           375,000   Pride International Inc.,
                     9.375%, 5/1/07                                     393,750
--------------------------------------------------------------------------------
PUBLISHING(1)
--------------------------------------------------------------------------------
           275,000   Cadmus Communications Corp.,
                     9.75%, 6/1/09                                      275,688
--------------------------------------------------------------------------------
RESTAURANTS -- 0.2%
--------------------------------------------------------------------------------
         1,000,000   Tricon Global Restaurants, Inc.,
                     8.875%, 4/15/11                                  1,100,000
--------------------------------------------------------------------------------
           275,000   Yum! Brands Inc., 7.65%,
                     5/15/08                                            290,125
--------------------------------------------------------------------------------
                                                                      1,390,125
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
--------------------------------------------------------------------------------
         1,100,000   Goldman Sachs Group Inc.,
                     5.70%, 9/1/12                                    1,121,886
--------------------------------------------------------------------------------
         1,000,000   Merrill Lynch & Co. Inc.,
                     5.35%, 6/15/04                                   1,040,340
--------------------------------------------------------------------------------
         1,200,000   Morgan Stanley Dean Witter &
                     Co., 5.80%, 4/1/07                               1,277,974
--------------------------------------------------------------------------------
                                                                      3,440,200
--------------------------------------------------------------------------------
SPECIALTY STORES -- 0.2%
--------------------------------------------------------------------------------
           500,000   Autonation, Inc., 9.00%, 8/1/08                    527,499
--------------------------------------------------------------------------------
           350,000   Sonic Automotive Inc., 11.00%,
                     8/1/08                                             369,250
--------------------------------------------------------------------------------
           500,000   Staples Inc., 7.375%, 10/1/12
                     (Acquired 9/25/02,
                     Cost $495,655)(6)                                  518,658
--------------------------------------------------------------------------------
           275,000   United Auto Group Inc.,
                     9.625%, 3/15/12 (Acquired
                     3/14/02, Cost $282,906)(6)                         277,063
--------------------------------------------------------------------------------
                                                                      1,692,470
--------------------------------------------------------------------------------
TELEPHONE -- 0.2%
--------------------------------------------------------------------------------
           149,000   AT&T Broadband Corp.,
                     8.375%, 3/15/13                                    160,125
--------------------------------------------------------------------------------
            15,000   AT&T Corp., 6.00%, 3/15/09                          14,272
--------------------------------------------------------------------------------
           600,000   AT&T Corp., 8.00%, 11/15/31                        607,966
--------------------------------------------------------------------------------
         1,000,000   Verizon Pennsylvania Inc.,
                     Series A, 5.65%, 11/15/11                        1,011,438
--------------------------------------------------------------------------------
                                                                      1,793,801
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS(1)
--------------------------------------------------------------------------------
           150,000   Nextel Communications Inc.,
                     9.75%, 10/31/07                                    142,500
--------------------------------------------------------------------------------
           250,000   Nextel Partners Inc., 11.00%,
                     3/15/10                                            216,250
--------------------------------------------------------------------------------
                                                                        358,750
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $84,704,495)                                                   85,634,415
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(8) -- 8.8%

        $   74,766   FHLMC, 6.50%, 12/1/12                         $     78,723
--------------------------------------------------------------------------------
           359,213   FHLMC, 7.00%, 6/1/14                               380,319
--------------------------------------------------------------------------------
         2,382,253   FHLMC, 6.50%, 6/1/16                             2,499,188
--------------------------------------------------------------------------------
         1,611,585   FHLMC, 6.50%, 6/1/16                             1,690,691
--------------------------------------------------------------------------------
            72,972   FHLMC, 8.00%, 6/1/26                                78,514
--------------------------------------------------------------------------------
            11,092   FHLMC, 8.00%, 6/1/26                                11,935
--------------------------------------------------------------------------------
            14,866   FHLMC, 8.00%, 6/1/26                                15,995
--------------------------------------------------------------------------------
            47,204   FHLMC, 8.00%, 7/1/26                                50,789
--------------------------------------------------------------------------------
           188,087   FHLMC, 7.00%, 8/1/29                               196,489
--------------------------------------------------------------------------------
           674,642   FHLMC, 7.50%, 8/1/29                               713,189
--------------------------------------------------------------------------------
           825,020   FHLMC, 8.00%, 7/1/30                               880,734
--------------------------------------------------------------------------------
         3,310,700   FHLMC, 6.50%, 6/1/31                             3,425,400
--------------------------------------------------------------------------------
           320,910   FNMA, 6.50%, 3/1/12                                338,011
--------------------------------------------------------------------------------
           103,725   FNMA, 6.50%, 4/1/12                                109,252
--------------------------------------------------------------------------------
            15,378   FNMA, 6.50%, 4/1/12                                 16,197
--------------------------------------------------------------------------------
           287,572   FNMA, 6.50%, 4/1/12                                302,896
--------------------------------------------------------------------------------
            50,576   FNMA, 6.50%, 4/1/12                                 53,271
--------------------------------------------------------------------------------
           378,657   FNMA, 6.00%, 12/1/13                               395,664
--------------------------------------------------------------------------------
         1,224,584   FNMA, 6.00%, 4/1/14                              1,279,582
--------------------------------------------------------------------------------
           664,516   FNMA, 7.50%, 6/1/15                                706,649
--------------------------------------------------------------------------------
            67,856   FNMA, 7.00%, 5/1/26                                 71,144
--------------------------------------------------------------------------------
            99,758   FNMA, 7.00%, 6/1/26                                104,592
--------------------------------------------------------------------------------
           135,725   FNMA, 7.50%, 3/1/27                                143,942
--------------------------------------------------------------------------------
           513,358   FNMA, 6.50%, 4/1/29                                530,698
--------------------------------------------------------------------------------
         2,531,017   FNMA, 6.00%, 5/1/29                              2,593,829
--------------------------------------------------------------------------------
           612,446   FNMA, 6.50%, 6/1/29                                633,134
--------------------------------------------------------------------------------
           685,480   FNMA, 6.50%, 6/1/29                                708,634
--------------------------------------------------------------------------------
           337,032   FNMA, 7.00%, 7/1/29                                352,213
--------------------------------------------------------------------------------
           252,066   FNMA, 7.00%, 7/1/29                                263,552
--------------------------------------------------------------------------------
         1,240,959   FNMA, 6.50%, 8/1/29                              1,282,876
--------------------------------------------------------------------------------
         1,130,539   FNMA, 7.00%, 3/1/30                              1,181,462
--------------------------------------------------------------------------------
           435,171   FNMA, 8.00%, 7/1/30                                465,433
--------------------------------------------------------------------------------
           746,285   FNMA, 7.50%, 9/1/30                                788,986
--------------------------------------------------------------------------------
         4,560,916   FNMA, 6.00%, 4/1/31                              4,667,263
--------------------------------------------------------------------------------
         4,339,131   FNMA, 6.00%, 7/1/31                              4,440,259
--------------------------------------------------------------------------------
         3,780,542   FNMA, 6.50%, 9/1/31                              3,908,249
--------------------------------------------------------------------------------
         4,193,215   FNMA, 7.00%, 9/1/31                              4,379,201
--------------------------------------------------------------------------------
           937,139   FNMA, 6.00%, 1/1/32                                958,991
--------------------------------------------------------------------------------
         1,980,260   FNMA, 6.50%, 1/1/32                              2,047,041
--------------------------------------------------------------------------------
         1,984,133   FNMA, 6.00%, 6/1/32                              2,030,458
--------------------------------------------------------------------------------
         4,261,420   FNMA, 7.00%, 6/1/32                              4,450,521
--------------------------------------------------------------------------------
         1,495,476   FNMA, 5.50%, 9/1/32                              1,500,951
--------------------------------------------------------------------------------
         9,172,763   FNMA, 6.50%, 10/1/32                             9,482,243
--------------------------------------------------------------------------------
            30,331   GNMA, 9.50%, 2/20/25                                33,962
--------------------------------------------------------------------------------
            27,322   GNMA, 8.75%, 3/15/25                                30,106
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          33

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

        $   28,272   GNMA, 9.00%, 4/20/25                          $     31,158
--------------------------------------------------------------------------------
            78,978   GNMA, 7.50%, 10/25/25                               84,394
--------------------------------------------------------------------------------
            75,050   GNMA, 7.50%, 11/15/25                               80,197
--------------------------------------------------------------------------------
            14,742   GNMA, 6.00%, 4/15/26                                15,237
--------------------------------------------------------------------------------
            19,357   GNMA, 6.00%, 4/15/26                                20,006
--------------------------------------------------------------------------------
            88,947   GNMA, 7.50%, 6/15/26                                94,934
--------------------------------------------------------------------------------
            97,719   GNMA, 7.50%, 11/15/27                              104,172
--------------------------------------------------------------------------------
           494,934   GNMA, 7.00%, 12/15/27                              522,333
--------------------------------------------------------------------------------
           394,155   GNMA, 7.50%, 12/15/27                              420,183
--------------------------------------------------------------------------------
           131,533   GNMA, 6.50%, 1/15/28                               137,040
--------------------------------------------------------------------------------
           390,139   GNMA, 6.50%, 3/15/28                               406,473
--------------------------------------------------------------------------------
           339,428   GNMA, 6.00%, 5/15/28                               350,245
--------------------------------------------------------------------------------
           251,152   GNMA, 6.00%, 5/15/28                               259,156
--------------------------------------------------------------------------------
            25,000   GNMA, 6.50%, 5/15/28                                26,047
--------------------------------------------------------------------------------
            37,915   GNMA, 6.50%, 5/15/28                                39,502
--------------------------------------------------------------------------------
            78,786   GNMA, 6.50%, 5/15/28                                82,085
--------------------------------------------------------------------------------
           324,153   GNMA, 6.00%, 7/15/28                               334,483
--------------------------------------------------------------------------------
           358,548   GNMA, 6.00%, 8/15/28                               369,974
--------------------------------------------------------------------------------
         1,932,141   GNMA, 7.00%, 5/15/31                             2,030,676
--------------------------------------------------------------------------------
         3,000,000   GNMA, 5.50%, 11/15/32                            3,028,191
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $66,296,336)                                                   68,709,714
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES -- 6.9%

         8,000,000   U.S. Treasury Bonds, 6.375%,
                     8/16/27                                          9,260,319
--------------------------------------------------------------------------------
         7,000,000   U.S. Treasury Notes, 3.875%,
                     6/30/03                                          7,107,464
--------------------------------------------------------------------------------
         3,000,000   U.S. Treasury Notes, 3.875%,
                     7/31/03                                          3,050,862
--------------------------------------------------------------------------------
         5,000,000   U.S. Treasury Notes, 1.875%,
                     9/30/04                                          4,990,630
--------------------------------------------------------------------------------
         5,800,000   U.S. Treasury Notes, 3.50%,
                     11/15/06                                         5,917,137
--------------------------------------------------------------------------------
         4,500,000   U.S. Treasury Notes, 3.25%,
                     8/15/07                                          4,507,209
--------------------------------------------------------------------------------
           300,000   U.S. Treasury Notes, 3.00%,
                     11/15/07                                           296,543
--------------------------------------------------------------------------------
         8,700,000   U.S. Treasury Notes, 4.75%,
                     11/15/08                                         9,244,098
--------------------------------------------------------------------------------
         7,700,000   U.S. Treasury Notes, 4.375%,
                     8/15/12                                          7,798,060
--------------------------------------------------------------------------------
           600,000   U.S. Treasury Notes, 4.00%,
                     11/15/12                                           589,735
--------------------------------------------------------------------------------
         1,000,000   U.S. Treasury Notes, 5.375%,
                     2/15/31                                          1,049,610
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $52,767,013)                                                   53,811,667
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

COMMERCIAL PAPER(9) -- 4.0%

       $ 2,700,000   Amstel Funding Corp., 1.82%,
                     12/11/02 (Acquired 7/9/02,
                     Cost $2,679,116)(6)                           $  2,698,797
--------------------------------------------------------------------------------
         1,300,000   Archer-Daniels-Midland Co.,
                     1.73%, 2/12/03 (Acquired
                     10/15/02, Cost $1,292,566)(6)                    1,296,343
--------------------------------------------------------------------------------
         2,100,000   Black Forest Funding
                     Corporation, 1.75%, 1/6/03
                     (Acquired 8/14/02, Cost
                     $2,085,198)(6)                                   2,097,008
--------------------------------------------------------------------------------
           700,000   Chevron Transport Corp.,
                     1.70%, 1/17/03 (Acquired
                     8/21/02, Cost $695,075)(6)                         698,713
--------------------------------------------------------------------------------
         1,000,000   Corporate Receivables Corp.,
                     1.33%, 12/9/02                                     999,629
--------------------------------------------------------------------------------
         2,000,000   Credit Suisse First Boston USA
                     Inc., 1.72%, 2/10/03 (Acquired
                     10/10/02, Cost $1,988,340)(6)                    1,994,524
--------------------------------------------------------------------------------
         2,200,000   Crown Point Capital Co.,
                     1.71%, 1/21/03 (Acquired
                     10/9/02, Cost $2,189,132)(6)                     2,195,626
--------------------------------------------------------------------------------
         1,200,000   Emerald Notes, 1.85%,
                     12/12/02 (Acquired 10/30/02,
                     Cost $1,197,348)(6)                              1,199,420
--------------------------------------------------------------------------------
         2,100,000   Falcon Asset Securitization
                     Corp., 1.34%, 1/14/03                            2,096,378
--------------------------------------------------------------------------------
         2,262,000   Lexington Parker Capital,
                     1.80%, 12/16/02 (Acquired
                     9/17/02, Cost $2,251,934)(6)                     2,260,570
--------------------------------------------------------------------------------
         2,200,000   Merrill Lynch & Co., Inc.,
                     1.74%, 3/14/03 (Acquired
                     9/17/02, Cost $2,181,179)(6)                     2,191,336
--------------------------------------------------------------------------------
         1,000,000   Old Line Funding Corp., 1.78%,
                     12/2/02 (Acquired 10/28/02,
                     Cost $998,269)(6)                                  999,889
--------------------------------------------------------------------------------
         2,600,000   Paradigm Funding LLC, VRN,
                     1.71%, 12/2/02, resets
                     monthly off the 1-month
                     LIBOR minus 0.03% with no
                     caps (Acquired 5/29/02, Cost
                     $2,600,000)(6)(10)                               2,599,800
--------------------------------------------------------------------------------
         1,000,000   Pfizer Inc., 1.73%, 1/21/03
                     (Acquired 9/19/02, Cost
                     $994,041)(6)                                       998,012
--------------------------------------------------------------------------------
         2,000,000   Salomon Smith Barney
                     Holdings, 1.76%, 1/13/03
                     (Acquired 9/19/02, Cost
                     $1,988,658)(6)                                   1,996,624
--------------------------------------------------------------------------------
         2,200,000   Schlumberger Technology,
                     1.71%, 12/2/02 (Acquired
                     9/3/02, Cost $2,190,595)(6)                      2,199,756
--------------------------------------------------------------------------------
         2,000,000   Thunder Bay Funding Inc.,
                     1.33%, 1/10/03                                   1,996,850
--------------------------------------------------------------------------------
         1,124,000   Transamerica Occidental Life
                     Insurance Co., 1.35%,
                     12/12/02                                         1,123,457
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost $31,635,440)                                                   31,642,732
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                        Value
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
OBLIGATIONS(8) -- 2.2%

       $ 1,614,303   Chase Mortgage Finance
                     Corporation, Series 2001 S3,
                     Class A1 SEQ, 6.50%, 7/25/16                  $  1,658,069
--------------------------------------------------------------------------------
        23,203,624   Commercial Mortgage
                     Acceptance Corporation
                     STRIPS - INTEREST, Series  1998 C2,
                     Class X, VRN, 1.06%,
                     12/1/02(11)                                      1,168,836
--------------------------------------------------------------------------------
        31,532,659   DLJ Commercial Mortgage
                     Corp. STRIPS - INTEREST,
                     Series 2000 CKP1, Class S,
                     VRN, 1.09%, 12/1/02 (Acquired
                     4/19/02-5/7/02, Cost
                     $2,034,704)(6)(11)                               1,948,435
--------------------------------------------------------------------------------
         1,471,756   First Union National Bank
                     Commercial Mortgage, Series
                     2001 C3, Class A1 SEQ, 5.20%,
                     8/15/23                                          1,536,658
--------------------------------------------------------------------------------
         2,250,000   First Union National Bank
                     Commercial Mortgage, Series
                     2002 C1, Class A2 SEQ, 6.14%,
                     2/12/34                                          2,419,966
--------------------------------------------------------------------------------
           135,604   FNMA REMIC, Series 1997-58,
                     Class PB, 6.50%, 6/18/24                           136,223
--------------------------------------------------------------------------------
         2,100,000   FNMA, Series 2002-87,
                     Class AM SEQ, 5.50%, 6/1/31                      2,130,187
--------------------------------------------------------------------------------
        22,213,577   General Motors Acceptance
                     Corp. Commercial Mortgage
                     Securities Inc. STRIPS -
                     INTEREST, Series 1999 C1,
                     Class X, VRN, 0.66%, 12/1/02(11)                   754,506
--------------------------------------------------------------------------------
         1,899,134   General Motors Acceptance
                     Corp. Commercial Mortgage
                     Securities Inc., Series 2002 C2,
                     Class A1 SEQ, 4.32%, 3/15/07                     1,950,174
--------------------------------------------------------------------------------
         1,700,000   J.P. Morgan Chase Commercial
                     Mortgage Securities Corp.,
                     Series 2002 FL1A, Class A2,  VRN,
                     1.82%, 12/16/02, resets
                     monthly off the 1-month
                     LIBOR plus 0.44% with no
                     caps (Acquired 4/3/02, Cost
                     $1,700,000)(6)(11)                               1,699,378
--------------------------------------------------------------------------------
           321,263   Morgan Stanley Capital I,
                     Series 1998 WF1, Class A1
                     SEQ, 6.25%, 7/15/07                                340,196
--------------------------------------------------------------------------------
           285,565   Nationslink Funding Corp.,
                     Series 1998-2, Class A1 SEQ,
                     6.00%, 11/20/07                                    303,351
--------------------------------------------------------------------------------
           862,278   Washington Mutual, Series
                     2002 AR3, Class A3, 4.71%,
                     4/26/32                                            863,795
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $16,728,569)                                                   16,909,774
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
SECURITIES -- 1.8%

        $1,900,000   FHLB, 5.96%, 12/12/02                         $  1,902,428
--------------------------------------------------------------------------------
         1,700,000   FHLB, 5.00%, 2/28/03                             1,715,014
--------------------------------------------------------------------------------
         1,800,000   FHLMC, 5.50%, 7/15/06                            1,945,966
--------------------------------------------------------------------------------
         5,000,000   FHLMC, 4.875%, 3/15/07                           5,300,760
--------------------------------------------------------------------------------
         2,200,000   FHLMC, 5.125%, 7/15/12                           2,267,470
--------------------------------------------------------------------------------
         1,200,000   FNMA, 4.375%, 9/15/12                            1,164,083
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES
(Cost $14,068,961)                                                   14,295,721
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES(8) -- 1.4%

           723,612   AmeriCredit Automobile
                     Receivables Trust, Series
                     1999 D, Class A3 SEQ, 7.02%,
                     12/5/05                                            746,509
--------------------------------------------------------------------------------
         1,124,895   Countrywide Asset-Backed
                     Certificates, Series 2001-1,
                     Class AF3, 6.10%, 8/25/26                        1,136,517
--------------------------------------------------------------------------------
         2,600,000   CPL Transition Funding LLC,
                     Series 2002-1, Class A4 SEQ,
                     5.96%, 7/15/15                                   2,783,320
--------------------------------------------------------------------------------
           800,000   Ford Credit Auto Owner Trust,
                     4.79%, 11/15/06                                    823,798
--------------------------------------------------------------------------------
         1,181,015   Long Beach Asset Holdings
                     Corporation, Series 2002-2,
                     Class SC, 8.50%, 7/25/32
                     (Acquired 6/6/02, Cost
                     $1,177,535)(6)                                   1,183,479
--------------------------------------------------------------------------------
            52,984   Money Store (The) Home
                     Equity Trust, Series 1997 C,
                     Class AF6 SEQ, 6.67%,
                     2/15/25                                             53,478
--------------------------------------------------------------------------------
           506,680   Onyx Automobile Receivables,
                     Series 2002 A, 13.61%,
                     10/20/08                                           504,299
--------------------------------------------------------------------------------
         1,200,000   Peco Energy Transition Trust,
                     Series 1999 A, Class A6 SEQ,
                     6.05%, 3/1/09                                    1,302,491
--------------------------------------------------------------------------------
         2,000,000   Residential Funding Mortgage
                     Securities II, Series 2002 HS2,
                     Class A4 SEQ, 5.24%, 3/25/17                     2,094,587
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $10,298,154)                                                   10,628,478
------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT -- 0.6%

         2,100,000   Abbey National Treasury
                     Services plc, 2.00%, 10/29/03                    2,107,820
--------------------------------------------------------------------------------
         2,600,000   Deutsche Bank AG, 2.10%,
                     12/16/02                                         2,600,890
--------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $4,700,000)                                                     4,708,710
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          35

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount/Shares                                                 Value
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES -- 0.3%

       $ 2,600,000   Orange County Housing
                     Finance Auth. Rev., Series
                     2002 B, (Millenia), VRDN,
                     1.55%, 12/4/02 (LOC:
                     Keybank N.A.)                                 $  2,600,000
(Cost $2,600,000)
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS &
AGENCIES -- 0.3%

         2,000,000   Province of Ontario, 3.50%,
                     9/17/07                                          1,988,594
(Cost $1,988,480)
--------------------------------------------------------------------------------

PREFERRED STOCKS(1)
MINING & METALS(1)
--------------------------------------------------------------------------------
           111,000   Usinas Siderurgicas de Minas
                     Gerais SA Cl A ORD                                 183,491
(Cost $188,815)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES** -- 0.4%
Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.30%, dated 11/29/02, due
12/2/02 (Delivery value $3,035,829)
(Cost $3,035,500)                                                  $  3,035,500
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.8%
Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.30%, dated 11/29/02, due
12/2/02 (Delivery value $14,466,067)
(Cost $14,464,500)                                                   14,464,500
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $759,223,318)                                                $781,820,816
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

Contracts to Sell       Settlement Date           Value          Unrealized Loss
--------------------------------------------------------------------------------
3,258,671,395 KRW          12/09/02            $2,694,453           $(87,219)
--------------------------------------------------------------------------------
180,845,871 KRW            12/23/02               149,332               (976)
--------------------------------------------------------------------------------
                                               $2,843,785           $(88,195)
                                          ======================================

(Value on Settlement Date $2,755,590)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging). The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS**

                                             Underlying Face      Unrealized
     Purchased          Expiration Date      Amount at Value         Gain
--------------------------------------------------------------------------------
13 S&P 500 Futures       December 2002         $3,035,500           $88,348
                                          ======================================

**EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

See Notes to Financial Statements.                                  (continued)

-----

Strategic Moderate - Schedule of Investments

NOVEMBER 30, 2002

Strategic Moderate -  Schedule of Investments

NOVEMBER 30, 2002

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

KRW = South Korean Won

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MTN = Medium Term Note

ORD = Foreign Ordinary Share

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(SM) = Traded Custody Receipts(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

TRAINS(SM) = Target Return Index Securities(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2002.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity, unless otherwise indicated. Rate shown is effective November 30, 2002.

(1)  Category is less than 0.05% of total investment securities.

(2)  Non-income producing.

(3)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(4)  Security is a zero-coupon bond. The rate indicated is
     the yield to maturity at purchase. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(5)  Step-coupon security. The rate indicated is the yield to maturity at purchase. These securities become interest bearing at a predetermined rate and future date and  are purchased at a substantial discount from their value at maturity.

(6)  Security was purchased under Rule 144A or Section 4(2) of the
     Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2002, was $43,495,869, which represented 5.5%
     of net assets.

(7)  Security is an exchange-traded bond fund. Quantity indicated
     reflects the number of shares owned.

(8)  Final maturity indicated, unless otherwise noted. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(9)  The rate indicated is the yield to maturity at purchase, unless otherwise noted.

(10) Interest bearing commercial paper. Rate shown is effective November
     30, 2002.

(11) Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements.

                                                                          -----
                                                                          37

Strategic Aggressive - Performance

TOTAL RETURNS AS OF NOVEMBER 30, 2002
----------------------------------------------------------------------------------------------------------
                                                                                 LEHMAN
                                                STRATEGIC                       AGGREGATE        90-DAY
                                               AGGRESSIVE       S&P 500        BOND INDEX     T-BILL INDEX
----------------------------------------------------------------------------------------------------------
INVESTOR CLASS (INCEPTION 2/15/96)
----------------------------------------------------------------------------------------------------------
   6 months(1)                                   -9.83%         -11.49%          4.98%           0.78%
----------------------------------------------------------------------------------------------------------
   1 Year                                        -9.59%         -16.51%          7.34%           1.63%
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------
   3 Years                                       -4.12%         -11.13%          9.18%           3.77%
----------------------------------------------------------------------------------------------------------
   5 Years                                        4.02%           0.97%          7.32%           4.18%
----------------------------------------------------------------------------------------------------------
   Life of Class                                  6.50%           7.42%(2)       7.40%(2)        4.43%(2)
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS (INCEPTION 10/2/96)
----------------------------------------------------------------------------------------------------------
   6 months(1)                                   -9.84%         -11.49%          4.98%           0.78%
----------------------------------------------------------------------------------------------------------
   1 Year                                        -9.68%         -16.51%          7.34%           1.63%
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------
   3 Years                                       -4.32%         -11.13%          9.18%           3.77%
----------------------------------------------------------------------------------------------------------
   5 Years                                        3.80%           0.97%          7.32%           4.18%
----------------------------------------------------------------------------------------------------------
   Life of Class                                  5.71%           6.69%(3)       7.83%(3)        4.37%(3)
----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS (INCEPTION 8/1/00)
----------------------------------------------------------------------------------------------------------
   6 months(1)                                   -9.66%         -11.49%          4.98%           0.78%
----------------------------------------------------------------------------------------------------------
   1 Year                                        -9.23%         -16.51%          7.34%           1.63%
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------
   Life of Class                                 -9.97%         -15.44%(4)       9.89%(4)        3.20%(4)
----------------------------------------------------------------------------------------------------------
                                 STRATEGIC      STRATEGIC                        LEHMAN
                                AGGRESSIVE     AGGRESSIVE                       AGGREGATE        90-DAY
                                (NO CDSC*)     (WITH CDSC)      S&P 500        BOND INDEX     T-BILL INDEX
----------------------------------------------------------------------------------------------------------
C CLASS (INCEPTION 11/27/01)
----------------------------------------------------------------------------------------------------------
   6 months(1)                   -10.34%        -11.24%         -11.49%          4.98%           0.78%
----------------------------------------------------------------------------------------------------------
   1 Year                        -10.54%        -11.42%         -16.51%          7.34%           1.63%
----------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------------------
   Life of Class                 -10.76%        -11.61%         -16.51%(5)       7.34%(5)        1.63%(5)
----------------------------------------------------------------------------------------------------------

*CDSC stands for "contingent deferred sales charge." Strategic Aggressive's CDSC is charged to investors if they redeem C Class shares within 18 months of purchase. The SEC requires that mutual funds provide performance information net of the CDSC in all cases where the charge could be applied.
 Returns "with CDSC" reflect the deduction of the applicable CDSC imposed on shares redeemed within the reporting period.

(1)  Returns for periods less than one year are not annualized.

(2)  Since 2/29/96, the date nearest the class's inception for which data are available.

(3)  Since 9/30/96, the date nearest the class's inception for which data are available.

(4)  Since 7/31/00, the date nearest the class's inception for which data are available.

(5)  Since 11/30/01, the date nearest the class's inception for which data are available.

See pages 84-88 for information about share classes, the indices, and returns.

                                                                    (continued)

-----

Strategic Aggressive - Performance

GROWTH OF $10,000 OVER LIFE OF INVESTOR CLASS

$10,000 investment made February 15, 1996*

ONE-YEAR RETURNS OVER LIFE OF INVESTOR CLASS

Periods ended November 30
----------------------------------------------------------------------------------------------------
                               1996*      1997      1998       1999       2000       2001      2002
----------------------------------------------------------------------------------------------------
Strategic Aggressive          10.60%     13.84%     9.93%     25.69%      5.14%    -7.27%     -9.59%
----------------------------------------------------------------------------------------------------
S&P 500                       20.18%     28.56%    23.66%     20.92%     -4.24%   -12.23%    -16.51%
----------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index    5.75%      7.55%     9.45%     -0.04%      9.06%    11.16%      7.34%
----------------------------------------------------------------------------------------------------
90-Day T-Bill Index            3.82%      5.17%     4.95%      4.67%      5.94%     3.78%      1.63%
----------------------------------------------------------------------------------------------------

* From 2/15/96, the class's inception date. Index data from 2/29/96, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for Strategic
Aggressive. Returns for the S&P 500, Lehman Aggregate Bond, and 90-Day Treasury
Bill (T-Bill) indices are provided for comparison. Strategic Aggressive's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Investor Class shares; performance for other classes will vary due to differences in fee structures (see the Total
Returns chart on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          39

Strategic Aggressive -  Portfolio Commentary

By Jeff Tyler and Brian Howell, portfolio managers

PORTFOLIO PERFORMANCE

Strategic Aggressive returned -9.59%* for the year ended November 30, 2002.
Strategic Aggressive targets a neutral asset mix of 78% stocks, 20% bonds, and
2% cash. Those weightings are based on an optimal balance between risk and return, so we keep the portfolio fairly close to its neutral mix. As a result, most of the portfolio's return can be explained by its strategic exposure to the three major asset classes--stocks, bonds, and cash.

The portfolio's aggressive strategy means higher weightings in international and growth-oriented stocks. As  a result, the U.S. stock market's poor performance weighed heavily on Strategic Aggressive's return. Our international stocks also declined with global stock markets, with holdings in Europe taking the biggest blows. Most of the portfolio's international holdings are invested in Europe, but our small allocations in emerging markets declined less.

By contrast, Strategic Aggressive benefited from its small allocation to bonds, as both high-quality and high-yield bonds performed better than stocks.
High-quality bonds performed better than any other portion of the portfolio.
Treasurys led the way, as investors fled the stock market for the certainty of payments from the U.S. government. Mortgage-backed securities--the second largest weighting in our bond portfolio--held their own despite a gigantic wave of mortgage refinancing. Diversification in bonds and cash helped offset some of the stock portfolio's decline.

SECURITY SELECTION

In a year defined by risk-adverse behavior, several of the allocation slices added value relative to their benchmarks. In terms of security selection, the stock portfolio was positioned somewhat defensively. Stock selection helped most in our mid-cap growth and large-cap value slices.

The bond portfolios also maintained relatively defensive positions, but security selection among high-quality corporate bonds was challenging. Most of the portfolio's solid performance relative to its benchmark was due to security selection in the stock portfolio.

ASSET ALLOCATION
% OF FUND INVESTMENTS
-------------------------------------------------------------------------------
                                                                AS OF
                                                              11/30/02
-------------------------------------------------------------------------------
U.S. Stocks & Equity Futures                                    55.1%
-------------------------------------------------------------------------------
Foreign Stocks                                                  21.0%
-------------------------------------------------------------------------------
U.S. Bonds                                                      20.0%
-------------------------------------------------------------------------------
Money Market Securities                                          3.8%
-------------------------------------------------------------------------------
Foreign Bonds                                                    0.1%
-------------------------------------------------------------------------------

See page 86 for the fund's neutral asset mix.

FUND'S U.S. BONDS
-------------------------------------------------------------------------------
                                                                AS OF
                                                              11/30/02
-------------------------------------------------------------------------------
Weighted Average Maturity                                      4.9 yrs
-------------------------------------------------------------------------------
Average Duration                                               4.3 yrs
-------------------------------------------------------------------------------
% OF FUND'S U.S. BONDS
-------------------------------------------------------------------------------
Corporate Securities                                            45.2%
-------------------------------------------------------------------------------
Mortgage-Backed Securities                                      24.6%
-------------------------------------------------------------------------------
U.S. Treasury Securities                                        16.3%
-------------------------------------------------------------------------------
Asset-Backed Securities                                          6.2%
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations                              4.6%
-------------------------------------------------------------------------------
U.S. Government Agency Securities                                3.1%
-------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Investor Class shares.

Investment terms are defined in the Glossary.                       (continued)

-----

Strategic Aggressive -  Portfolio Commentary

STRATEGIC REBALANCING

We rebalance every quarter to reset the portfolio back to its targeted asset mix. Over the course of the year, our weightings in stocks, bonds, and cash changed as the equity portfolio shrank and the bond portfolio grew. Upon rebalancing, we sold bonds into the best demand since World War II and we bought stocks at multi-year lows.

TACTICAL REBALANCING

When we rebalance, we also try to  find market imbalances that we can capitalize
on. As a result, we slightly favor certain asset classes that we think have the most attractive risk/return tradeoff. That's what we call a tactical allocation.
For example, early in the year, the portfolio benefited from slightly favoring emerging markets before their downturn. We also limited the portfolio's downside by slightly underweighting large growth-oriented companies. Late in the year, our decision to favor bonds over stocks weighed on the portfolio's performance when the stock market bounced from depressed levels. Overall, our modest tactical allocation decisions helped the portfolio's performance.

OUTLOOK

Going into 2003, we'll stick to our process--security selection, disciplined rebalancing, and keeping the portfolio close to its neutral allocation (78%
stocks, 20% bonds, and 2% cash). The decline in stocks and the rally in bonds are both stretched, but we don't see any compelling reason to favor either asset class. We think currency markets may offer a better opportunity to add value, so we will add some European bonds to hedge the portfolio against the declining dollar.

FUND'S U.S. STOCKS
-------------------------------------------------------------------------------
                                                  AS OF 11/30/02
-------------------------------------------------------------------------------
Dividend Yield                                         1.5%
-------------------------------------------------------------------------------
Price/Earnings Ratio                                   25.34
-------------------------------------------------------------------------------
TOP 5 U.S. STOCKS
-------------------------------------------------------------------------------
                                       % OF FUND'S              % OF
                                       U.S. STOCKS              FUND
-------------------------------------------------------------------------------
Microsoft Corp.                           2.4%                  1.3%
-------------------------------------------------------------------------------
Citigroup Inc.                            1.7%                  0.9%
-------------------------------------------------------------------------------
Johnson & Johnson                         1.5%                  0.8%
-------------------------------------------------------------------------------
Pfizer, Inc.                              1.5%                  0.8%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                         1.4%                  0.8%
-------------------------------------------------------------------------------

FUND'S FOREIGN STOCKS
-------------------------------------------------------------------------------
                                                  AS OF 11/30/02
-------------------------------------------------------------------------------
Dividend Yield                                        2.4%
-------------------------------------------------------------------------------
TOP 5 FOREIGN STOCKS
-------------------------------------------------------------------------------
                                       % OF FUND'S
                                         FOREIGN                % OF
                                         STOCKS                 FUND
-------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       2.8%                  0.6%
-------------------------------------------------------------------------------
Samsung Electronics                       2.4%                  0.5%
-------------------------------------------------------------------------------
Vodafone Group plc                        2.4%                  0.5%
-------------------------------------------------------------------------------
Nokia Corp. CI A ADR                      2.0%                  0.4%
-------------------------------------------------------------------------------
Novartis AG                               1.8%                  0.4%
-------------------------------------------------------------------------------
% OF FUND'S FOREIGN STOCKS
-------------------------------------------------------------------------------
Europe                                                         53.4%
-------------------------------------------------------------------------------
Asia/Pacific                                                   34.9%
-------------------------------------------------------------------------------
Americas (excluding U.S.)                                       8.2%
-------------------------------------------------------------------------------
Africa                                                          3.5%
-------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                          -----
                                                                          41

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 75.8%

AIRLINES(1)
--------------------------------------------------------------------------------
             6,900   Southwest Airlines Co.                        $    114,540
--------------------------------------------------------------------------------
ALCOHOL -- 0.4%
--------------------------------------------------------------------------------
            13,100   Anheuser-Busch Companies,
                     Inc.                                               643,472
--------------------------------------------------------------------------------
            26,353   Heineken NV ORD                                    993,869
--------------------------------------------------------------------------------
                                                                      1,637,341
--------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.4%
--------------------------------------------------------------------------------
             4,100   Gucci Group NV New York
                     Shares                                             369,410
--------------------------------------------------------------------------------
             5,600   Jones Apparel Group, Inc.(2)                       206,080
--------------------------------------------------------------------------------
             7,000   Liz Claiborne, Inc.                                225,400
--------------------------------------------------------------------------------
            20,800   VF Corp.                                           787,488
--------------------------------------------------------------------------------
                                                                      1,588,378
--------------------------------------------------------------------------------
BANKS -- 5.9%
--------------------------------------------------------------------------------
            21,567   Alliance & Leicester plc ORD                       275,125
--------------------------------------------------------------------------------
            41,197   Allied Irish Banks plc ORD                         576,138
--------------------------------------------------------------------------------
             9,000   Banco Popular Espanol SA ORD                       383,941
--------------------------------------------------------------------------------
            42,300   Bank of America Corp.                            2,964,384
--------------------------------------------------------------------------------
            44,900   Bank of Ireland ORD                                486,552
--------------------------------------------------------------------------------
            11,900   Bank One Corp.                                     469,931
--------------------------------------------------------------------------------
            11,941   Bank Pekao SA ORD                                  289,821
--------------------------------------------------------------------------------
            11,364   BNP Paribas SA ORD                                 462,779
--------------------------------------------------------------------------------
           161,000   Chinatrust Financial Holding
                     Company Ltd. ORD(2)                                118,744
--------------------------------------------------------------------------------
            97,832   Citigroup Inc.                                   3,803,709
--------------------------------------------------------------------------------
            14,100   Credit Lyonnais SA ORD                             703,742
--------------------------------------------------------------------------------
            17,700   Danske Bank A/S ORD                                295,884
--------------------------------------------------------------------------------
               970   Erste Bank Der
                     Oesterreichischen Sparkassen
                     AG ORD                                              52,508
--------------------------------------------------------------------------------
             4,000   Fifth Third Bancorp                                223,760
--------------------------------------------------------------------------------
       330,000,000   Finansbank AS ORD(2)                               220,935
--------------------------------------------------------------------------------
            21,100   First Tennessee National Corp.                     778,168
--------------------------------------------------------------------------------
            18,700   First Virginia Banks, Inc.                         704,990
--------------------------------------------------------------------------------
            12,600   Fleet Boston Financial Corp.                       341,838
--------------------------------------------------------------------------------
            28,200   ForeningsSparbanken AB ORD                         347,979
--------------------------------------------------------------------------------
            86,000   Grupo Financiero Banorte SA
                     de CV Cl O ORD                                     197,438
--------------------------------------------------------------------------------
            66,000   HSBC Holdings plc ORD                              774,375
--------------------------------------------------------------------------------
            11,000   KeyCorp                                            286,990
--------------------------------------------------------------------------------
            11,500   Marshall & Ilsley Corp.                            326,830
--------------------------------------------------------------------------------
            13,800   National City Corp.                                383,640
--------------------------------------------------------------------------------
            70,471   Nordea AB ORD                                      343,954
--------------------------------------------------------------------------------
             9,700   PNC Financial Services Group                       409,340
--------------------------------------------------------------------------------
            39,532   Royal Bank of Scotland Group
                     plc ORD                                          1,013,519
--------------------------------------------------------------------------------
             6,900   State Street Corp.                                 310,500
--------------------------------------------------------------------------------
             7,200   SunTrust Banks, Inc.                               422,352
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

            17,200   Svenska Handelsbanken AB
                     ORD                                           $    240,668
--------------------------------------------------------------------------------
            38,033   U.S. Bancorp                                       832,923
--------------------------------------------------------------------------------
            22,898   UBS AG ORD                                       1,151,757
--------------------------------------------------------------------------------
           230,900   UniCredito Italiano ORD                            919,659
--------------------------------------------------------------------------------
            10,400   UnionBanCal Corp.                                  453,128
--------------------------------------------------------------------------------
            39,400   Wachovia Corp.                                   1,384,910
--------------------------------------------------------------------------------
            11,500   Wells Fargo & Co.                                  531,415
--------------------------------------------------------------------------------
                                                                     23,484,326
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
--------------------------------------------------------------------------------
            23,816   Amgen Inc.(2)                                    1,123,519
--------------------------------------------------------------------------------
             8,100   Applera Corp.-Applied
                     Biosystems Group                                   177,066
--------------------------------------------------------------------------------
             3,100   Chiron Corp.(2)                                    124,682
--------------------------------------------------------------------------------
            10,300   Genzyme Corp.(2)                                   337,892
--------------------------------------------------------------------------------
            16,200   Gilead Sciences, Inc.(2)                           638,847
--------------------------------------------------------------------------------
                                                                      2,402,006
--------------------------------------------------------------------------------
CHEMICALS -- 1.5%
--------------------------------------------------------------------------------
            15,300   3M Co.                                           1,986,705
--------------------------------------------------------------------------------
            14,000   Air Products & Chemicals, Inc.                     619,080
--------------------------------------------------------------------------------
             2,705   AptarGroup, Inc.                                    80,825
--------------------------------------------------------------------------------
             1,400   Avery Dennison Corp.                                90,216
--------------------------------------------------------------------------------
            11,600   BASF AG ORD                                        452,803
--------------------------------------------------------------------------------
             9,200   Chemical Services Limited
                     ORD                                                 19,626
--------------------------------------------------------------------------------
             4,414   Ciba Specialty Chemicals AG
                     ORD                                                318,553
--------------------------------------------------------------------------------
             2,200   Dow Chemical Co.                                    70,180
--------------------------------------------------------------------------------
             6,200   du Pont (E.I.) de Nemours & Co.                    276,644
--------------------------------------------------------------------------------
             3,300   Ecolab Inc.                                        163,911
--------------------------------------------------------------------------------
             3,428   Lonza Group AG ORD                                 208,642
--------------------------------------------------------------------------------
             4,600   Minerals Technologies Inc.                         198,490
--------------------------------------------------------------------------------
             2,000   Pactiv Corporation(2)                               41,400
--------------------------------------------------------------------------------
             6,000   PPG Industries, Inc.                               300,480
--------------------------------------------------------------------------------
             3,600   Praxair, Inc.                                      212,400
--------------------------------------------------------------------------------
             2,600   Sealed Air Corp.(2)                                 98,306
--------------------------------------------------------------------------------
            17,300   Sherwin-Williams Co.                               498,759
--------------------------------------------------------------------------------
             4,000   Shin-Etsu Chemical Co., Ltd.
                     ORD                                                142,112
--------------------------------------------------------------------------------
           150,000   Taiwan Styrene Monomer
                     Corporation ORD(2)                                 134,831
--------------------------------------------------------------------------------
             3,500   Tisza Vegyi Kombinat Rt ORD(2)                      62,802
--------------------------------------------------------------------------------
                                                                      5,976,765
--------------------------------------------------------------------------------
CLOTHING STORES -- 0.9%
--------------------------------------------------------------------------------
            28,300   Abercrombie & Fitch Co. Cl A(2)                    703,821
--------------------------------------------------------------------------------
            21,300   Aeropostale, Inc.(2)                               308,850
--------------------------------------------------------------------------------
         6,000,000   Aksa Akrilik Kimya Sanayii AS
                     ORD                                                 77,998
--------------------------------------------------------------------------------
            34,700   American Eagle Outfitters, Inc.(2)                 663,811
--------------------------------------------------------------------------------
         1,983,000   Companhia de Tecidos do Norte
                     de Minas - Coteminas ORD                           121,034
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

            51,200   Gap, Inc. (The)                               $    813,568
--------------------------------------------------------------------------------
            15,300   Gymboree Corporation (The)(2)                      310,208
--------------------------------------------------------------------------------
            20,200   Hot Topic, Inc.(2)                                 488,739
--------------------------------------------------------------------------------
             8,600   Nordstrom, Inc.                                    172,000
--------------------------------------------------------------------------------
                                                                      3,660,029
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.9%
--------------------------------------------------------------------------------
            25,991   American Power Conversion
                     Corp.(2)                                           418,845
--------------------------------------------------------------------------------
           119,900   Cisco Systems Inc.(2)                            1,789,508
--------------------------------------------------------------------------------
            63,300   Dell Computer Corp.(2)                           1,810,379
--------------------------------------------------------------------------------
            20,200   EMC Corporation(2)                                 146,450
--------------------------------------------------------------------------------
            16,100   Emulex Corp.(2)                                    388,654
--------------------------------------------------------------------------------
            65,568   Hewlett-Packard Co.                              1,277,265
--------------------------------------------------------------------------------
            41,000   Hon Hai Precision Industry Co.,
                     Ltd. ORD                                           154,149
--------------------------------------------------------------------------------
             7,700   IKON Office Solutions Inc.                          58,674
--------------------------------------------------------------------------------
            32,600   International Business
                     Machines Corp.                                   2,839,459
--------------------------------------------------------------------------------
             9,900   Lexmark International Group,
                     Inc. Cl A(2)                                       654,786
--------------------------------------------------------------------------------
            14,900   Qlogic Corp.(2)                                    647,703
--------------------------------------------------------------------------------
             5,500   Storage Technology Corp.(2)                        121,495
--------------------------------------------------------------------------------
            31,230   Sun Microsystems, Inc.(2)                          134,133
--------------------------------------------------------------------------------
             5,600   Tech Data Corp.(2)                                 171,612
--------------------------------------------------------------------------------
            56,900   Western Digital Corp.(2)                           480,805
--------------------------------------------------------------------------------
            42,900   Xerox Corp.(2)                                     374,088
--------------------------------------------------------------------------------
             4,700   Zebra Technologies Corp. Cl A(2)                   301,905
--------------------------------------------------------------------------------
                                                                     11,769,910
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.1%
--------------------------------------------------------------------------------
             8,800   Activision, Inc.(2)                                190,300
--------------------------------------------------------------------------------
            13,100   Acxiom Corp.(2)                                    201,806
--------------------------------------------------------------------------------
            31,900   BEA Systems, Inc.(2)                               352,974
--------------------------------------------------------------------------------
            14,300   BMC Software Inc.(2)                               255,970
--------------------------------------------------------------------------------
             8,300   Borland Software Corp.(2)                          109,975
--------------------------------------------------------------------------------
            23,700   Computer Associates
                     International, Inc.                                358,107
--------------------------------------------------------------------------------
            19,800   Electronic Arts Inc.(2)                          1,343,331
--------------------------------------------------------------------------------
             2,800   Infosys Technologies Limited
                     ORD                                                264,142
--------------------------------------------------------------------------------
            24,500   Mentor Graphics Corp.(2)                           295,960
--------------------------------------------------------------------------------
             3,000   Mercury Interactive Corp.(2)                       100,335
--------------------------------------------------------------------------------
            94,800   Microsoft Corp.(2)(3)                            5,482,757
--------------------------------------------------------------------------------
           102,800   Oracle Corp.(2)                                  1,248,506
--------------------------------------------------------------------------------
             6,500   Rational Software Corp.(2)                          60,190
--------------------------------------------------------------------------------
             4,300   Red Hat Inc.(2)                                     29,735
--------------------------------------------------------------------------------
             5,100   SAP AG ORD                                         450,228
--------------------------------------------------------------------------------
            54,900   Take-Two Interactive Software(2)                 1,642,883
--------------------------------------------------------------------------------
                                                                     12,387,199
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 0.9%
--------------------------------------------------------------------------------
             5,100   Cemex SA ADR                                       118,626
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

             8,100   Centex Corp.                                  $    407,673
--------------------------------------------------------------------------------
           158,000   Corporacion GEO, SA de CV,
                     Series B ORD(2)                                    305,134
--------------------------------------------------------------------------------
            17,670   Daelim Industrial Co., Ltd. ORD                    246,330
--------------------------------------------------------------------------------
            13,200   Fluor Corp.                                        361,944
--------------------------------------------------------------------------------
            10,500   Grupo Dragados SA ORD                              165,823
--------------------------------------------------------------------------------
            14,156   Grupo Ferrovial SA ORD                             339,700
--------------------------------------------------------------------------------
             7,500   KB Home                                            335,175
--------------------------------------------------------------------------------
             1,700   Lennar Corp.                                        90,134
--------------------------------------------------------------------------------
            25,200   Martin Marietta Materials, Inc.                    794,304
--------------------------------------------------------------------------------
               900   NVR, Inc.(2)                                       297,900
--------------------------------------------------------------------------------
            11,860   Tae Young Corp. ORD(2)                             357,164
--------------------------------------------------------------------------------
                                                                      3,819,907
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.5%
--------------------------------------------------------------------------------
        14,000,000   Arcelik AS ORD(2)                                  145,596
--------------------------------------------------------------------------------
            14,200   Bajaj Auto Limited ORD                             140,839
--------------------------------------------------------------------------------
               600   Carlisle Companies, Inc.                            24,918
--------------------------------------------------------------------------------
            14,788   Koninklijke Royal Philips
                     Electronics NV New York
                     Shares                                             319,717
--------------------------------------------------------------------------------
             3,730   LG Electronics Inc. ORD(2)                         149,669
--------------------------------------------------------------------------------
             9,100   Miller (Herman), Inc.                              181,045
--------------------------------------------------------------------------------
            48,000   Sharp Corp. ORD                                    520,600
--------------------------------------------------------------------------------
            12,600   Whirlpool Corp.                                    677,627
--------------------------------------------------------------------------------
                                                                      2,160,011
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.7%
--------------------------------------------------------------------------------
            10,000   Boeing Co.                                         340,000
--------------------------------------------------------------------------------
            32,900   Honeywell International Inc.                       851,123
--------------------------------------------------------------------------------
             3,700   Lockheed Martin Corp.                              193,140
--------------------------------------------------------------------------------
             2,900   Northrop Grumman Corp.                             281,039
--------------------------------------------------------------------------------
             5,300   Precision Castparts Corp.                          130,274
--------------------------------------------------------------------------------
            20,600   Raytheon Company                                   600,902
--------------------------------------------------------------------------------
            18,900   Rockwell Collins                                   404,460
--------------------------------------------------------------------------------
                                                                      2,800,938
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 2.6%
--------------------------------------------------------------------------------
            26,500   Boots Company plc ORD                              235,195
--------------------------------------------------------------------------------
            16,200   Companhia Brasileira de
                     Distribuicao Grupo Pao de
                     Acucar ADR(2)                                      252,720
--------------------------------------------------------------------------------
            29,600   Dillard's Inc.                                     571,872
--------------------------------------------------------------------------------
            38,500   Federated Department Stores,
                     Inc.(2)                                          1,258,180
--------------------------------------------------------------------------------
            60,600   GUS plc ORD                                        555,282
--------------------------------------------------------------------------------
             5,600   Inditex SA ORD                                     136,218
--------------------------------------------------------------------------------
            19,400   J.C. Penney Company, Inc.                          460,362
--------------------------------------------------------------------------------
            34,000   JD Group Limited ORD                                87,476
--------------------------------------------------------------------------------
            39,900   Kohl's Corp.(2)                                  2,733,149
--------------------------------------------------------------------------------
            92,813   Marks & Spencer Group plc
                     ORD                                                495,255
--------------------------------------------------------------------------------
           108,000   Massmart Holdings Limited
                     ORD                                                213,204
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          43

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                    Value
--------------------------------------------------------------------------------

            16,000   May Department Stores Co.
                     (The)                                         $    391,360
--------------------------------------------------------------------------------
            91,400   Pick'n Pay Stores Limited ORD                      141,488
--------------------------------------------------------------------------------
            15,900   Saks Holdings, Inc.(2)                             206,700
--------------------------------------------------------------------------------
            13,900   Sears, Roebuck & Co.                               385,030
--------------------------------------------------------------------------------
             9,400   Target Corp.                                       326,932
--------------------------------------------------------------------------------
            40,300   Wal-Mart Stores, Inc.                            2,182,648
--------------------------------------------------------------------------------
                                                                     10,633,071
--------------------------------------------------------------------------------
DRUGS -- 6.3%
--------------------------------------------------------------------------------
            25,600   Abbott Laboratories                              1,120,768
--------------------------------------------------------------------------------
            17,400   Amersham plc ORD                                   156,460
--------------------------------------------------------------------------------
            20,800   AstraZeneca plc ORD                                791,490
--------------------------------------------------------------------------------
             6,900   Aventis SA ORD                                     383,449
--------------------------------------------------------------------------------
            32,800   Bristol-Myers Squibb Co.                           869,200
--------------------------------------------------------------------------------
        12,823,500   Eczacibasi Ilac Sanayi ve
                     Ticaret AS ORD(2)                                  120,859
--------------------------------------------------------------------------------
             2,300   Egis Gyogszergyar Rt. ORD                          137,549
--------------------------------------------------------------------------------
             9,300   Eli Lilly and Company                              635,190
--------------------------------------------------------------------------------
            11,100   Endo Pharmaceuticals
                     Holdings Inc.(2)                                    95,960
--------------------------------------------------------------------------------
             5,800   Essilor International SA Cie
                     Generale D'Optique ORD                             230,549
--------------------------------------------------------------------------------
            17,800   Forest Laboratories, Inc. Cl A(2)                1,910,474
--------------------------------------------------------------------------------
             8,000   Fujisawa Pharmaceutical
                     Company Limited ORD                                173,403
--------------------------------------------------------------------------------
             5,000   Gedeon Richter Rt. ORD                             274,685
--------------------------------------------------------------------------------
            18,345   GlaxoSmithKline plc ADR                            697,110
--------------------------------------------------------------------------------
            60,400   Johnson & Johnson                                3,444,007
--------------------------------------------------------------------------------
            46,300   Merck & Co., Inc.                                2,750,683
--------------------------------------------------------------------------------
             7,300   Mylan Laboratories Inc.                            246,229
--------------------------------------------------------------------------------
            40,921   Novartis AG ORD                                  1,519,978
--------------------------------------------------------------------------------
             8,519   Novo Nordisk A/S Cl B ORD                          262,032
--------------------------------------------------------------------------------
           103,500   Pfizer, Inc.                                     3,264,389
--------------------------------------------------------------------------------
            33,800   Pharmacia Corp.(3)                               1,429,740
--------------------------------------------------------------------------------
            12,580   Ranbaxy Laboratories Ltd. ORD                      139,823
--------------------------------------------------------------------------------
            10,442   Roche Holding AG ORD                               741,290
--------------------------------------------------------------------------------
             7,613   Sanofi-Synthelabo SA ORD                           449,160
--------------------------------------------------------------------------------
             9,100   Schering-Plough Corp.                              206,206
--------------------------------------------------------------------------------
            25,600   Smith & Nephew plc ORD                             149,945
--------------------------------------------------------------------------------
            18,000   Takeda Chemical Industries,
                     Ltd. ORD                                           755,378
--------------------------------------------------------------------------------
             6,900   Taro Pharmaceuticals
                     Industries(2)                                      270,929
--------------------------------------------------------------------------------
            14,067   Teva Pharmaceutical
                     Industries Ltd. ADR                              1,114,247
--------------------------------------------------------------------------------
           207,000   Tong Ren Tang Technologies
                     Company Limited ORD(2)                             221,637
--------------------------------------------------------------------------------
            17,100   Watson Pharmaceuticals, Inc.(2)                    512,829
--------------------------------------------------------------------------------
             1,400   Wockhardt Limited ORD                               12,838
--------------------------------------------------------------------------------
             5,900   Wyeth                                              226,737
--------------------------------------------------------------------------------
                                                                     25,315,223
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 2.1%
--------------------------------------------------------------------------------
             4,800   Anixter International Inc.(2)                 $    117,408
--------------------------------------------------------------------------------
            18,200   AVX Corporation                                    233,870
--------------------------------------------------------------------------------
             7,830   DGI Co., Ltd. ORD(2)                               134,095
--------------------------------------------------------------------------------
            22,454   Dover Corp.                                        700,565
--------------------------------------------------------------------------------
            33,790   Intelligent Digital Integrated
                     Security Co., Ltd. ORD(2)                          633,196
--------------------------------------------------------------------------------
             8,630   LG Micron Ltd. ORD                                 248,469
--------------------------------------------------------------------------------
            13,800   Littelfuse, Inc.(2)                                266,823
--------------------------------------------------------------------------------
            55,200   Lucent Technologies Inc.(2)                         96,600
--------------------------------------------------------------------------------
            10,800   McData Corp. Cl A(2)                                94,014
--------------------------------------------------------------------------------
            16,300   Motorola, Inc.                                     185,494
--------------------------------------------------------------------------------
            90,743   Nokia Corp. Cl A ADR                             1,743,172
--------------------------------------------------------------------------------
             4,500   Orbotech Ltd.(2)                                    76,815
--------------------------------------------------------------------------------
            40,910   People & Telecommunication
                     ORD(2)                                             289,386
--------------------------------------------------------------------------------
            15,900   QUALCOMM Inc.(2)                                   655,080
--------------------------------------------------------------------------------
             5,200   Schneider SA ORD                                   252,305
--------------------------------------------------------------------------------
            13,955   Seoul Semiconductor Co., Ltd.
                     ORD(2)                                             196,273
--------------------------------------------------------------------------------
            32,200   Solectron Corp.(2)                                 148,764
--------------------------------------------------------------------------------
             7,900   Sony Corp. ORD                                     348,908
--------------------------------------------------------------------------------
             1,600   SPX Corp.(2)                                        75,520
--------------------------------------------------------------------------------
           772,000   TCL International Holdings
                     Limited ORD                                        242,532
--------------------------------------------------------------------------------
            28,100   Tellabs, Inc.(2)                                   248,966
--------------------------------------------------------------------------------
             6,100   Tokyo Electron Ltd. ORD                            309,672
--------------------------------------------------------------------------------
            93,000   TYC Brother Industrial Co., Ltd.
                     ORD(2)                                             136,647
--------------------------------------------------------------------------------
            41,000   United Heavy Machinery
                     Uralmash-Izhora Group ORD(2)                       219,350
--------------------------------------------------------------------------------
            33,306   You Eal Electronics Co. Ltd.
                     ORD                                                757,769
--------------------------------------------------------------------------------
                                                                      8,411,693
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.8%
--------------------------------------------------------------------------------
            10,900   Ameren Corp.                                       450,715
--------------------------------------------------------------------------------
            11,900   American Electric Power                            338,198
--------------------------------------------------------------------------------
             8,500   DTE Energy Company                                 376,805
--------------------------------------------------------------------------------
            46,100   Edison International(2)                            511,249
--------------------------------------------------------------------------------
            12,300   Exelon Corp.                                       617,337
--------------------------------------------------------------------------------
             7,800   FPL Group, Inc.                                    458,640
--------------------------------------------------------------------------------
            15,000   PG&E Corp.(2)                                      207,150
--------------------------------------------------------------------------------
            13,100   TXU Corp.                                          202,002
--------------------------------------------------------------------------------
             9,600   Wisconsin Energy Corp.                             220,896
--------------------------------------------------------------------------------
                                                                      3,382,992
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 2.5%
--------------------------------------------------------------------------------
             9,100   Apache Corp.                                       490,308
--------------------------------------------------------------------------------
            15,300   BP plc ADR                                         599,913
--------------------------------------------------------------------------------
            15,100   ChevronTexaco Corp.                              1,012,153
--------------------------------------------------------------------------------
            11,891   ConocoPhillips                                     568,509
--------------------------------------------------------------------------------
            91,812   Exxon Mobil Corp.                                3,195,057
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

            28,400   Occidental Petroleum Corp.                    $    790,940
--------------------------------------------------------------------------------
            14,400   Ocean Energy, Inc.                                 271,296
--------------------------------------------------------------------------------
            23,100   Petroleo Brasileiro SA -
                     Petrobras ADR                                      302,610
--------------------------------------------------------------------------------
             3,200   Pioneer Natural Resources Co.(2)                    78,912
--------------------------------------------------------------------------------
            55,412   Royal Dutch Petroleum Co.
                     New York Shares                                  2,413,193
--------------------------------------------------------------------------------
            12,400   XTO Energy Inc.                                    296,980
--------------------------------------------------------------------------------
                                                                     10,019,871
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.5%
--------------------------------------------------------------------------------
           132,000   Corporacion Interamericana de
                     Entretenimiento SA Cl B ORD(2)                     221,756
--------------------------------------------------------------------------------
            41,022   Viacom, Inc. Cl B(2)                             1,928,444
--------------------------------------------------------------------------------
                                                                      2,150,200
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.4%
--------------------------------------------------------------------------------
            41,500   Allied Waste Industries Inc.(2)                    443,220
--------------------------------------------------------------------------------
             4,050   Stericycle, Inc.(2)                                134,723
--------------------------------------------------------------------------------
            40,400   Waste Management, Inc.                           1,006,768
--------------------------------------------------------------------------------
                                                                      1,584,711
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.8%
--------------------------------------------------------------------------------
            20,100   American Express Co.                               782,493
--------------------------------------------------------------------------------
            21,600   Block (H & R), Inc.                                827,928
--------------------------------------------------------------------------------
             6,200   Capital One Financial Corp.                        209,560
--------------------------------------------------------------------------------
            13,000   Deutsche Boerse AG ORD                             513,391
--------------------------------------------------------------------------------
            30,500   Fannie Mae                                       1,923,025
--------------------------------------------------------------------------------
            35,000   Freddie Mac                                      2,017,400
--------------------------------------------------------------------------------
           106,600   General Electric Co.                             2,888,860
--------------------------------------------------------------------------------
            10,300   Household International, Inc.                      295,610
--------------------------------------------------------------------------------
            37,100   ING Groep N.V. ORD                                 705,669
--------------------------------------------------------------------------------
            10,450   MBIA Inc.                                          475,266
--------------------------------------------------------------------------------
            13,700   MBNA Corp.                                         292,358
--------------------------------------------------------------------------------
            15,423   New Century Financial Corp.                        288,179
--------------------------------------------------------------------------------
               800   Student Loan Corp. (The)                            79,720
--------------------------------------------------------------------------------
                                                                     11,299,459
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 2.7%
--------------------------------------------------------------------------------
            25,000   Ajinomoto Co. Inc. ORD                             249,756
--------------------------------------------------------------------------------
            16,700   Altadis, SA ORD                                    335,063
--------------------------------------------------------------------------------
            19,110   Archer-Daniels-Midland Co.                         254,736
--------------------------------------------------------------------------------
            22,100   Campbell Soup Company                              533,715
--------------------------------------------------------------------------------
             4,600   Chiquita Brands International,
                     Inc.(2)                                             64,400
--------------------------------------------------------------------------------
            17,200   Coca-Cola Company (The)                            785,008
--------------------------------------------------------------------------------
            13,900   Coca-Cola Enterprises Inc.                         295,931
--------------------------------------------------------------------------------
            23,900   ConAgra Foods, Inc.                                582,443
--------------------------------------------------------------------------------
             1,700   Dean Foods Co.(2)                                   63,155
--------------------------------------------------------------------------------
            27,360   Gallaher Group plc ORD                             240,912
--------------------------------------------------------------------------------
             4,300   Groupe Danone ORD                                  562,487
--------------------------------------------------------------------------------
           103,900   Grupo Modelo SA de CV,
                     Series C ORD                                       260,032
--------------------------------------------------------------------------------
            11,400   Heinz (H.J.) Co.                                   396,948
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

             3,600   Interstate Bakeries Corp.                     $     82,980
--------------------------------------------------------------------------------
            62,000   IOI Corporation Berhad ORD                          93,816
--------------------------------------------------------------------------------
             9,000   Kellogg Co.                                        300,330
--------------------------------------------------------------------------------
            55,000   Kuala Lumpur Kepong Berhad
                     ORD                                                 89,737
--------------------------------------------------------------------------------
             5,739   Nestle SA ORD                                    1,158,535
--------------------------------------------------------------------------------
            15,200   PepsiCo, Inc.                                      645,696
--------------------------------------------------------------------------------
            19,400   Performance Food Group Co.(2)                      682,007
--------------------------------------------------------------------------------
         1,342,000   PT Astra Agro Lestari Tbk ORD                      186,856
--------------------------------------------------------------------------------
            33,674   Reckitt Benckiser plc ORD                          585,159
--------------------------------------------------------------------------------
            12,900   Souza Cruz SA ORD                                   62,781
--------------------------------------------------------------------------------
            27,300   SYSCO Corp.                                        803,166
--------------------------------------------------------------------------------
           584,900   Thai Union Frozen Products
                     Public Company Limited ORD                         246,090
--------------------------------------------------------------------------------
            20,700   Tyson Foods, Inc. Cl A                             244,260
--------------------------------------------------------------------------------
             7,399   Unilever N.V. ORD                                  430,655
--------------------------------------------------------------------------------
             6,100   Unilever N.V. New York Shares                      354,715
--------------------------------------------------------------------------------
             5,800   Wrigley (Wm.) Jr. Company                          311,982
--------------------------------------------------------------------------------
                                                                     10,903,351
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.6%
--------------------------------------------------------------------------------
            62,200   Apasco SA de CV ORD                                355,463
--------------------------------------------------------------------------------
            65,000   Asahi Glass Company Limited
                     ORD                                                419,491
--------------------------------------------------------------------------------
             1,900   Bowater Inc.                                        82,422
--------------------------------------------------------------------------------
            14,800   Georgia-Pacific Corp.                              306,804
--------------------------------------------------------------------------------
             5,027   International Paper Co.                            197,310
--------------------------------------------------------------------------------
            10,200   Smurfit-Stone Container Corp.(2)                   148,767
--------------------------------------------------------------------------------
             5,900   Svenska Cellulosa AB Cl B ORD                      204,112
--------------------------------------------------------------------------------
             9,400   UPM-Kymmene Oyj ORD                                339,944
--------------------------------------------------------------------------------
            12,600   Votorantim Celulose e Papel
                     SA ADR                                             204,120
--------------------------------------------------------------------------------
                                                                      2,258,433
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 0.6%
--------------------------------------------------------------------------------
            21,500   AGL Resources Inc.                                 518,365
--------------------------------------------------------------------------------
        15,000,000   Ak Enerji Elektrik Uretimi
                     Otoproduktor Grubu AS ORD(2)                       102,372
--------------------------------------------------------------------------------
         5,590,000   Companhia de Saneamento
                     Basico do Estado de Sao
                     Paulo ORD                                          124,248
--------------------------------------------------------------------------------
           106,000   Hong Kong and China Gas
                     Company Ltd. ORD                                   140,000
--------------------------------------------------------------------------------
           177,000   Huaneng Power International,
                     Inc. ORD(2)                                        140,718
--------------------------------------------------------------------------------
            11,400   NiSource Inc.                                      222,186
--------------------------------------------------------------------------------
            92,325   Snam Rete Gas SpA ORD                              285,193
--------------------------------------------------------------------------------
            11,000   TransCanada PipeLines Limited
                     ORD(2)                                             159,152
--------------------------------------------------------------------------------
             2,600   UGI Corp.                                           95,680
--------------------------------------------------------------------------------
            36,800   Unified Energy Systems ADR                         454,480
--------------------------------------------------------------------------------
            15,300   WGL Holdings Inc.                                  353,583
--------------------------------------------------------------------------------
                                                                      2,595,977
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          45

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
GOLD -- 0.2%
--------------------------------------------------------------------------------
            50,235   Anglo American plc ORD                        $    707,263
--------------------------------------------------------------------------------
            20,700   Harmony Gold Mining Co.
                     Limited ORD                                        263,473
--------------------------------------------------------------------------------
                                                                        970,736
--------------------------------------------------------------------------------
GROCERY STORES -- 0.1%
--------------------------------------------------------------------------------
            12,200   Supervalu Inc.                                     219,356
--------------------------------------------------------------------------------
            23,600   Winn-Dixie Stores, Inc.                            352,112
--------------------------------------------------------------------------------
                                                                        571,468
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.3%
--------------------------------------------------------------------------------
             3,900   Crane Co.                                           80,223
--------------------------------------------------------------------------------
            21,900   Emerson Electric Co.                             1,142,085
--------------------------------------------------------------------------------
             1,700   United Technologies Corp.                          106,199
--------------------------------------------------------------------------------
                                                                      1,328,507
--------------------------------------------------------------------------------
HEAVY MACHINERY -- 0.9%
--------------------------------------------------------------------------------
            50,200   AGCO Corp.(2)                                    1,211,828
--------------------------------------------------------------------------------
             8,400   Caterpillar Inc.                                   419,160
--------------------------------------------------------------------------------
            13,300   Deere & Co.                                        680,295
--------------------------------------------------------------------------------
            10,177   Sandvik AB Cl A ORD                                244,995
--------------------------------------------------------------------------------
             7,660   Sindo Ricoh Co., Ltd. ORD                          436,012
--------------------------------------------------------------------------------
            81,800   Ssangyong Motor Company
                     ORD(2)                                             452,753
--------------------------------------------------------------------------------
           116,000   Toshiba Corp. ORD(2)                               377,151
--------------------------------------------------------------------------------
                                                                      3,822,194
--------------------------------------------------------------------------------
HOME PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
             4,000   Clorox Company                                     175,360
--------------------------------------------------------------------------------
             9,100   Dial Corp. (The)                                   189,462
--------------------------------------------------------------------------------
            14,400   Fortune Brands, Inc.                               702,288
--------------------------------------------------------------------------------
            12,300   Gillette Company                                   372,936
--------------------------------------------------------------------------------
            12,000   Kao Corp. ORD                                      257,171
--------------------------------------------------------------------------------
            19,100   Kimberly-Clark Corp.                               961,112
--------------------------------------------------------------------------------
            29,800   Procter & Gamble Co. (The)                       2,503,200
--------------------------------------------------------------------------------
                                                                      5,161,529
--------------------------------------------------------------------------------
HOTELS -- 0.2%
--------------------------------------------------------------------------------
            14,204   Accor SA ORD                                       497,029
--------------------------------------------------------------------------------
             5,600   MGM Mirage(2)                                      189,560
--------------------------------------------------------------------------------
                                                                        686,589
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.9%
--------------------------------------------------------------------------------
            14,600   Assa Abloy AB Cl B ORD                             194,637
--------------------------------------------------------------------------------
             7,800   Black & Decker Corporation                         335,166
--------------------------------------------------------------------------------
            19,000   Bridgestone Corp. ORD                              253,757
--------------------------------------------------------------------------------
            13,200   Energizer Holdings, Inc.(2)                        390,852
--------------------------------------------------------------------------------
            17,800   Hyundai Mobis ORD                                  410,134
--------------------------------------------------------------------------------
             3,700   Illinois Tool Works Inc.                           251,563
--------------------------------------------------------------------------------
             5,300   Ingersoll-Rand Company                             244,860
--------------------------------------------------------------------------------
             7,400   Lennox International Inc.                          105,080
--------------------------------------------------------------------------------
             8,600   Pall Corp.                                         164,088
--------------------------------------------------------------------------------
             5,500   Parker-Hannifin Corp.                              256,795
--------------------------------------------------------------------------------

Shares                                                                    Value
--------------------------------------------------------------------------------

             1,400   SMC Corp. ORD                                 $    128,455
--------------------------------------------------------------------------------
             5,000   Snap-on Inc.                                       149,700
--------------------------------------------------------------------------------
        17,000,000   Trakya Cam Sanayii AS ORD(2)                        66,298
--------------------------------------------------------------------------------
            11,500   Tyco International Ltd.                            205,160
--------------------------------------------------------------------------------
            15,100   York International Corp.                           378,708
--------------------------------------------------------------------------------
                                                                      3,535,253
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 2.7%
--------------------------------------------------------------------------------
            15,100   Accenture Ltd. Cl A(2)                             290,675
--------------------------------------------------------------------------------
             5,300   ADVO, Inc.(2)                                      173,204
--------------------------------------------------------------------------------
            23,700   Affiliated Computer Services
                     Inc.(2)                                          1,185,000
--------------------------------------------------------------------------------
            33,200   Apollo Group Inc. Cl A(2)                        1,369,665
--------------------------------------------------------------------------------
            58,200   ASE Test Limited(2)                                389,067
--------------------------------------------------------------------------------
             2,000   Automatic Data Processing, Inc.                     86,940
--------------------------------------------------------------------------------
             7,100   CACI International Inc.(2)                         270,510
--------------------------------------------------------------------------------
            13,100   Career Education Corp.(2)                          509,787
--------------------------------------------------------------------------------
            13,500   Computer Sciences Corp.(2)                         471,015
--------------------------------------------------------------------------------
            18,300   Corinthian Colleges, Inc.(2)                       715,713
--------------------------------------------------------------------------------
            18,000   Dai Nippon Printing Co., Ltd.
                     ORD                                                213,266
--------------------------------------------------------------------------------
            16,700   Digital Globalsoft Ltd. ORD                        206,425
--------------------------------------------------------------------------------
             9,700   Elbit Systems Ltd.                                 160,972
--------------------------------------------------------------------------------
            22,700   Electronic Data Systems Corp.                      420,858
--------------------------------------------------------------------------------
            14,700   Equifax Inc.                                       357,210
--------------------------------------------------------------------------------
            29,279   Exel plc ORD                                       348,452
--------------------------------------------------------------------------------
            12,600   First Data Corp.                                   436,464
--------------------------------------------------------------------------------
           875,848   Jiangsu Expressway Company
                     Ltd. ORD                                           235,849
--------------------------------------------------------------------------------
            22,000   Moore Corporation Ltd.(2)                          236,280
--------------------------------------------------------------------------------
             4,000   Nintendo Co., Ltd. ORD                             423,729
--------------------------------------------------------------------------------
            10,400   Paychex, Inc.                                      303,888
--------------------------------------------------------------------------------
             8,100   Pec Solutions Inc.(2)                              300,389
--------------------------------------------------------------------------------
            94,000   Ranhill Berhad ORD(2)                              105,379
--------------------------------------------------------------------------------
           111,881   Rentokil Initial plc ORD                           366,382
--------------------------------------------------------------------------------
             7,900   Valassis Communications, Inc.(2)                   224,518
--------------------------------------------------------------------------------
            32,400   Viad Corp.                                         739,692
--------------------------------------------------------------------------------
         1,156,000   Zhejiang Expressway Co. Ltd.
                     ORD                                                400,228
--------------------------------------------------------------------------------
                                                                     10,941,557
--------------------------------------------------------------------------------
INTERNET -- 0.2%
--------------------------------------------------------------------------------
               600   Checkfree Corp.(2)                                  11,757
--------------------------------------------------------------------------------
             6,800   Hotels.com(2)                                      495,550
--------------------------------------------------------------------------------
            23,800   Yahoo! Inc.(2)                                     435,897
--------------------------------------------------------------------------------
                                                                        943,204
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 1.9%
--------------------------------------------------------------------------------
            11,800   iShares Russell 2000 Index
                     Fund                                               953,440
--------------------------------------------------------------------------------
            11,900   iShares S&P 500 Index Fund                       1,119,552
--------------------------------------------------------------------------------
            17,000   Nasdaq 100-Index Tracking
                     Stock(2)                                           468,860
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

            38,300   Standard and Poor's 500
                     Depositary Receipt                            $  3,594,838
--------------------------------------------------------------------------------
            20,500   Standard and Poor's MidCap
                     400 Depositary Receipt                           1,682,025
--------------------------------------------------------------------------------
                                                                      7,818,715
--------------------------------------------------------------------------------
LEISURE -- 0.8%
--------------------------------------------------------------------------------
            16,400   Eastman Kodak Co.                                  605,488
--------------------------------------------------------------------------------
            18,400   GTECH Holdings Corp.(2)                            423,016
--------------------------------------------------------------------------------
            28,300   International Game Technology(2)                 2,181,930
--------------------------------------------------------------------------------
            10,300   Mattel, Inc.                                       212,386
--------------------------------------------------------------------------------
                                                                      3,422,820
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 0.9%
--------------------------------------------------------------------------------
             6,147   Aflac Inc.                                         189,635
--------------------------------------------------------------------------------
             1,200   AmerUs Group Co.                                    38,460
--------------------------------------------------------------------------------
            14,300   CIGNA Corp.                                        622,479
--------------------------------------------------------------------------------
            20,800   MetLife, Inc.                                      558,272
--------------------------------------------------------------------------------
            23,500   Principal Financial Group                          681,500
--------------------------------------------------------------------------------
            23,000   Protective Life Corp.                              679,190
--------------------------------------------------------------------------------
             7,500   Torchmark Corp.                                    278,550
--------------------------------------------------------------------------------
            26,000   UnumProvident Corp.                                443,300
--------------------------------------------------------------------------------
                                                                      3,491,386
--------------------------------------------------------------------------------
MEDIA -- 2.4%
--------------------------------------------------------------------------------
            23,250   AOL Time Warner Inc.(2)                            380,603
--------------------------------------------------------------------------------
            28,200   British Sky Broadcasting plc
                     ORD(2)                                             288,231
--------------------------------------------------------------------------------
            25,100   Clear Channel
                     Communications, Inc.(2)                          1,090,845
--------------------------------------------------------------------------------
            11,809   Comcast Corporation(2)                             275,681
--------------------------------------------------------------------------------
            31,000   Cumulus Media Inc.(2)                              513,825
--------------------------------------------------------------------------------
            27,758   Daily Mail and General Trust
                     ORD                                                284,145
--------------------------------------------------------------------------------
            18,600   Disney (Walt) Co.                                  368,652
--------------------------------------------------------------------------------
        38,300,000   Dogan Yayin Holding AS ORD(2)                       75,930
--------------------------------------------------------------------------------
            16,400   Emap plc ORD                                       213,038
--------------------------------------------------------------------------------
            39,000   Emmis Communications Corp.
                     Cl A(2)                                            896,025
--------------------------------------------------------------------------------
            22,000   Entercom Communications
                     Corp.(2)                                         1,191,519
--------------------------------------------------------------------------------
            16,500   Hearst-Argyle Television, Inc.(2)                  400,125
--------------------------------------------------------------------------------
            43,547   Mediaset SpA ORD                                   368,084
--------------------------------------------------------------------------------
            58,800   News Corporation Limited ORD                       418,522
--------------------------------------------------------------------------------
            32,900   Pearson plc ORD                                    378,495
--------------------------------------------------------------------------------
            74,700   Reed Elsevier plc ORD                              656,591
--------------------------------------------------------------------------------
            49,522   Sinclair Broadcast Group, Inc.
                     Cl A(2)                                            689,099
--------------------------------------------------------------------------------
            11,600   Societe Television Francaise 1
                     ORD                                                348,531
--------------------------------------------------------------------------------
             9,900   Univision Communications Inc.
                     Cl A(2)                                            318,186
--------------------------------------------------------------------------------
            20,700   Westwood One, Inc.(2)                              804,609
--------------------------------------------------------------------------------
                                                                      9,960,736
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 2.3%
--------------------------------------------------------------------------------
             1,400   Bard (C.R.), Inc.                             $     77,700
--------------------------------------------------------------------------------
             6,700   Baxter International, Inc.                         214,333
--------------------------------------------------------------------------------
            14,700   Beckman Coulter Inc.                               434,532
--------------------------------------------------------------------------------
            13,800   Becton Dickinson & Co.                             409,446
--------------------------------------------------------------------------------
            52,100   Boston Scientific Corp.(2)                       2,188,199
--------------------------------------------------------------------------------
            52,888   Cooper Companies, Inc. (The)                     1,486,153
--------------------------------------------------------------------------------
            17,100   Dentsply International Inc.                        573,791
--------------------------------------------------------------------------------
            11,100   Fisher Scientific International(2)                 332,556
--------------------------------------------------------------------------------
            13,900   Guidant Corp.(2)                                   416,027
--------------------------------------------------------------------------------
            10,800   Henry Schein, Inc.(2)                              457,542
--------------------------------------------------------------------------------
             7,200   Hoya Corp. ORD                                     489,309
--------------------------------------------------------------------------------
             3,200   Invitrogen Corp.(2)                                 89,408
--------------------------------------------------------------------------------
            27,500   Medtronic, Inc.                                  1,285,625
--------------------------------------------------------------------------------
            18,400   Pharmaceutical Product
                     Development, Inc.(2)                               551,172
--------------------------------------------------------------------------------
            13,000   St. Jude Medical, Inc.(2)                          452,660
--------------------------------------------------------------------------------
             2,500   Zimmer Holdings Inc.(2)                             94,100
--------------------------------------------------------------------------------
                                                                      9,552,553
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 2.1%
--------------------------------------------------------------------------------
            11,000   AdvancePCS(2)                                      271,260
--------------------------------------------------------------------------------
             3,300   Cardinal Health, Inc.                              203,082
--------------------------------------------------------------------------------
            32,800   Caremark Rx Inc.(2)                                579,248
--------------------------------------------------------------------------------
            12,900   Covance Inc.(2)                                    289,218
--------------------------------------------------------------------------------
            42,900   Coventry Health Care Inc.(2)                     1,233,375
--------------------------------------------------------------------------------
             8,700   McKesson Corp.                                     225,504
--------------------------------------------------------------------------------
             8,100   Mettler-Toledo International,
                     Inc.(2)                                            296,055
--------------------------------------------------------------------------------
            11,905   Oxford Health Plans, Inc.(2)                       434,771
--------------------------------------------------------------------------------
             9,700   PacifiCare Health Systems, Inc.(2)                 259,815
--------------------------------------------------------------------------------
            33,500   Quest Diagnostics Inc.(2)                        1,868,964
--------------------------------------------------------------------------------
             5,000   Quintiles Transnational Corp.(2)                    58,750
--------------------------------------------------------------------------------
             7,700   Service Corp. International(2)                      25,564
--------------------------------------------------------------------------------
             4,300   Tenet Healthcare Corp.(2)                           79,335
--------------------------------------------------------------------------------
            23,824   Triad Hospitals Inc.(2)                            718,294
--------------------------------------------------------------------------------
            11,579   WellChoice Inc.(2)                                 299,317
--------------------------------------------------------------------------------
            25,280   Wellpoint Health Networks Inc.(2)                1,664,182
--------------------------------------------------------------------------------
                                                                      8,506,734
--------------------------------------------------------------------------------
MINING & METALS -- 1.0%
--------------------------------------------------------------------------------
            18,800   Alcoa Inc.                                         480,340
--------------------------------------------------------------------------------
             1,100   Ball Corporation                                    54,428
--------------------------------------------------------------------------------
        21,700,000   Companhia Siderurgica de
                     Tubarao ORD                                        205,908
--------------------------------------------------------------------------------
             7,300   Companhia Vale do Rio Doce
                     ADR                                                196,954
--------------------------------------------------------------------------------
            11,500   Compania de Minas
                     Buenaventura SAu ADR                               258,405
--------------------------------------------------------------------------------
        15,342,412   Gerdau SA ORD                                      133,068
--------------------------------------------------------------------------------
            10,800   Impala Platinum Holdings
                     Limited ORD                                        659,416
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          47

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

            54,500   INI Steel Company ORD                         $    296,691
--------------------------------------------------------------------------------
           106,200   Iscor Limited ORD                                  240,583
--------------------------------------------------------------------------------
            12,699   Johnson Matthey plc ORD                            169,900
--------------------------------------------------------------------------------
            16,700   Lonmin plc ORD                                     230,055
--------------------------------------------------------------------------------
             6,319   MMC Norilsk Nickel ADR                             132,067
--------------------------------------------------------------------------------
             4,100   Nucor Corp.                                        205,984
--------------------------------------------------------------------------------
            15,800   Siderca SAIC ADR                                   247,902
--------------------------------------------------------------------------------
           126,900   Tata Iron and Steel Company
                     Ltd. ORD                                           366,568
--------------------------------------------------------------------------------
            42,400   Tubos de Acero de Mexico,
                     SA ADR                                             392,200
--------------------------------------------------------------------------------
                                                                      4,270,469
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.7%
--------------------------------------------------------------------------------
             4,100   DaimlerChrysler AG(2)                              149,158
--------------------------------------------------------------------------------
         1,868,000   Denway Motors Ltd. ORD                             658,712
--------------------------------------------------------------------------------
            12,300   Ford Motor Co.                                     139,974
--------------------------------------------------------------------------------
            17,000   General Motors Corp.                               674,900
--------------------------------------------------------------------------------
            32,700   Kia Motors Corp. ORD(2)                            246,190
--------------------------------------------------------------------------------
             9,400   Lear Corp.(2)                                      344,886
--------------------------------------------------------------------------------
            60,000   Nissan Motor Co., Ltd. ORD                         477,673
--------------------------------------------------------------------------------
            73,300   Tata Engineering and
                     Locomotive Company Limited
                     ORD(2)                                             256,952
--------------------------------------------------------------------------------
                                                                      2,948,445
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 0.1%
--------------------------------------------------------------------------------
            89,900   Alfa, SA ORD                                       146,157
--------------------------------------------------------------------------------
           148,200   Murray & Roberts Holdings
                     ORD                                                197,920
--------------------------------------------------------------------------------
             9,395   Vivendi Universal SA ORD                           152,945
--------------------------------------------------------------------------------
                                                                        497,022
--------------------------------------------------------------------------------
OIL REFINING -- 0.4%
--------------------------------------------------------------------------------
             4,400   Marathon Oil Corp.                                  88,000
--------------------------------------------------------------------------------
            28,120   Polski Koncern Naftowy Orlen
                     SA ORD                                             131,035
--------------------------------------------------------------------------------
             5,500   TotalFinaElf SA Cl B ORD                           738,035
--------------------------------------------------------------------------------
            15,100   Valero Energy Corp.                                482,747
--------------------------------------------------------------------------------
                                                                      1,439,817
--------------------------------------------------------------------------------
OIL SERVICES -- 1.1%
--------------------------------------------------------------------------------
           104,508   BHP Billiton Limited ORD                           592,744
--------------------------------------------------------------------------------
           560,000   China Oilfield Services Limited
                     ORD(2)                                             132,845
--------------------------------------------------------------------------------
            14,900   Diamond Offshore Drilling, Inc.                    334,356
--------------------------------------------------------------------------------
            35,300   ENI SpA ORD                                        512,602
--------------------------------------------------------------------------------
             7,300   ENSCO International Inc.                           204,254
--------------------------------------------------------------------------------
             5,300   Lukoil Holding ADR                                 353,510
--------------------------------------------------------------------------------
             7,200   MOL Magyar Olaj-es Gazipari
                     Rt. ORD                                            166,641
--------------------------------------------------------------------------------
            90,100   PTT Exploration and
                     Production Public Company
                     Limited ORD                                        269,295
--------------------------------------------------------------------------------
           221,700   PTT Public Company Limited
                     ORD(2)                                             197,514
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

            23,200   Sasol Limited ORD                             $    270,316
--------------------------------------------------------------------------------
         1,018,000   Sinopec Zhenhai Refining and
                     Chemical Company Limited
                     ORD                                                221,913
--------------------------------------------------------------------------------
            27,500   Surgutneftegaz ADR                                 460,075
--------------------------------------------------------------------------------
            33,400   Transocean, Inc.                                   811,621
--------------------------------------------------------------------------------
            12,600   YUKOS ORD                                          114,156
--------------------------------------------------------------------------------
                                                                      4,641,842
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 2.6%
--------------------------------------------------------------------------------
            30,300   AEGON N.V. ORD                                     489,051
--------------------------------------------------------------------------------
            33,300   Allstate Corp.                                   1,299,699
--------------------------------------------------------------------------------
            25,926   American International Group,
                     Inc.                                             1,689,080
--------------------------------------------------------------------------------
             4,200   Chubb Corp. (The)                                  246,120
--------------------------------------------------------------------------------
             5,000   CNA Financial Corp.(2)                             123,900
--------------------------------------------------------------------------------
            28,378   Fidelity National Financial, Inc.                  918,028
--------------------------------------------------------------------------------
            28,500   First American Financial Corp.
                     (The)                                              583,965
--------------------------------------------------------------------------------
            10,700   Hartford Financial Services
                     Group, Inc. (The)                                  524,942
--------------------------------------------------------------------------------
             5,300   Horace Mann Educators Corp.                         84,641
--------------------------------------------------------------------------------
           143,600   Legal & General Group plc ORD                      256,908
--------------------------------------------------------------------------------
             9,600   Loews Corp.                                        388,608
--------------------------------------------------------------------------------
            10,500   MGIC Investment Corp.                              490,035
--------------------------------------------------------------------------------
             1,439   Muenchener
                     Rueckversicherungs-
                     Gesellschaft AG ORD                                200,243
--------------------------------------------------------------------------------
             1,700   Odyssey Re Holdings Corp.                           30,124
--------------------------------------------------------------------------------
            11,800   Old Republic International Corp.                   353,056
--------------------------------------------------------------------------------
            26,400   Progressive Corp.                                1,495,296
--------------------------------------------------------------------------------
            34,900   Renaissancere Holdings Ltd.                      1,422,175
--------------------------------------------------------------------------------
                                                                     10,595,871
--------------------------------------------------------------------------------
PUBLISHING -- 0.9%
--------------------------------------------------------------------------------
            23,000   American Greetings Corp. Cl A(2)                   374,210
--------------------------------------------------------------------------------
            11,600   Belo Corp. Cl A                                    269,004
--------------------------------------------------------------------------------
            11,100   Dow Jones & Co., Inc.                              460,095
--------------------------------------------------------------------------------
             3,700   E.W. Scripps Company (The)                         293,336
--------------------------------------------------------------------------------
             5,300   Gannett Co., Inc.                                  377,625
--------------------------------------------------------------------------------
             6,600   Meredith Corp.                                     287,826
--------------------------------------------------------------------------------
             9,500   R.R. Donnelley & Sons
                     Company                                            202,065
--------------------------------------------------------------------------------
             6,200   Tribune Co.                                        283,960
--------------------------------------------------------------------------------
            15,868   VNU N.V. ORD                                       473,615
--------------------------------------------------------------------------------
               400   Washington Post Co. (The)                          289,600
--------------------------------------------------------------------------------
             9,749   Wolters Kluwer NV ORD                              173,329
--------------------------------------------------------------------------------
                                                                      3,484,665
--------------------------------------------------------------------------------
RAILROADS -- 0.3%
--------------------------------------------------------------------------------
             9,700   Acesa Infraestructuras, SA ORD                     103,282
--------------------------------------------------------------------------------
            10,600   Burlington Northern Santa Fe
                     Corp.                                              268,498
--------------------------------------------------------------------------------
             6,600   Canadian National Railway Co.                      270,798
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

             8,828   Canadian Pacific Railway Ltd.                 $    179,650
--------------------------------------------------------------------------------
            27,100   Concessioni e Costruzioni
                     Autostrade SpA ORD                                 256,520
--------------------------------------------------------------------------------
             4,300   Union Pacific Corp.                                248,970
--------------------------------------------------------------------------------
                                                                      1,327,718
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
--------------------------------------------------------------------------------
            66,341   Annaly Mortgage Management,
                     Inc.                                             1,225,982
--------------------------------------------------------------------------------
            10,600   Equity Residential                                 276,872
--------------------------------------------------------------------------------
             1,000   Simon Property Group, Inc.                          33,720
--------------------------------------------------------------------------------
                                                                      1,536,574
--------------------------------------------------------------------------------
RESTAURANTS -- 0.2%
--------------------------------------------------------------------------------
            10,900   California Pizza Kitchen Inc.(2)                   268,304
--------------------------------------------------------------------------------
            39,644   McDonald's Corp.                                   733,414
--------------------------------------------------------------------------------
                                                                      1,001,718
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.5%
--------------------------------------------------------------------------------
            62,200   Amvescap plc ORD                                   458,664
--------------------------------------------------------------------------------
            16,200   Bear Stearns Companies Inc.
                     (The)                                            1,036,800
--------------------------------------------------------------------------------
            22,800   Edwards (A.G.), Inc.                               823,536
--------------------------------------------------------------------------------
            14,200   Franklin Resources, Inc.                           524,690
--------------------------------------------------------------------------------
             5,300   Goldman Sachs Group, Inc.
                     (The)                                              418,011
--------------------------------------------------------------------------------
            11,200   John Hancock Financial
                     Services, Inc.                                     342,384
--------------------------------------------------------------------------------
            30,800   Merrill Lynch & Co., Inc.                        1,339,799
--------------------------------------------------------------------------------
            17,200   Morgan Stanley                                     778,128
--------------------------------------------------------------------------------
            14,600   Schwab (Charles) Corp.                             168,484
--------------------------------------------------------------------------------
             7,700   T. Rowe Price Group Inc.                           234,042
--------------------------------------------------------------------------------
                                                                      6,124,538
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 3.0%
--------------------------------------------------------------------------------
             4,900   Analog Devices, Inc.(2)                            150,381
--------------------------------------------------------------------------------
            29,500   Applied Materials, Inc.(2)                         503,123
--------------------------------------------------------------------------------
             7,000   Arrow Electronics, Inc.(2)                         112,910
--------------------------------------------------------------------------------
            37,100   AU Optronics Corp. ADR(2)                          254,506
--------------------------------------------------------------------------------
            26,900   Avnet Inc.                                         380,635
--------------------------------------------------------------------------------
            88,000   Benq Corporation ORD                               116,623
--------------------------------------------------------------------------------
            24,000   Canon, Inc. ORD                                    913,299
--------------------------------------------------------------------------------
           787,000   Compal Electronics Inc. ORD                        870,666
--------------------------------------------------------------------------------
            12,800   ESS Technology, Inc.(2)                            110,592
--------------------------------------------------------------------------------
            92,000   Ichia Technologies, Inc. ORD                       136,502
--------------------------------------------------------------------------------
           137,200   Intel Corp.                                      2,865,421
--------------------------------------------------------------------------------
             1,900   Intersil Corporation CI A(2)                        32,747
--------------------------------------------------------------------------------
             5,900   KLA-Tencor Corp.(2)                                260,633
--------------------------------------------------------------------------------
            14,600   Linear Technology Corp.                            483,260
--------------------------------------------------------------------------------
            15,400   LSI Logic Corp.(2)                                 127,666
--------------------------------------------------------------------------------
             4,600   Maxim Integrated Products, Inc.                    193,453
--------------------------------------------------------------------------------
           117,000   Merry Electronics Co., Ltd. ORD(2)                 131,124
--------------------------------------------------------------------------------
             1,500   Micron Technology, Inc.(2)                          23,715
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

           114,000   Novatek Microelectronics
                     Corp., Ltd. ORD                               $    254,538
--------------------------------------------------------------------------------
            28,700   RF Micro Devices, Inc.(2)                          349,710
--------------------------------------------------------------------------------
             6,470   Samsung Electronics ORD                          2,071,555
--------------------------------------------------------------------------------
               900   Silicon Laboratories Inc.(2)                        26,343
--------------------------------------------------------------------------------
            24,476   STMicroelectronics N.V. New
                     York Shares                                        621,690
--------------------------------------------------------------------------------
           245,000   Taiwan Semiconductor
                     Manufacturing Co. Ltd. ORD(2)                      356,453
--------------------------------------------------------------------------------
            12,400   Teradyne, Inc.(2)                                  203,236
--------------------------------------------------------------------------------
            14,300   Texas Instruments Inc.                             287,573
--------------------------------------------------------------------------------
            15,500   Vishay Intertechnology, Inc.(2)                    219,015
--------------------------------------------------------------------------------
                                                                     12,057,369
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.6%
--------------------------------------------------------------------------------
             3,800   Autozone Inc.(2)                                   310,460
--------------------------------------------------------------------------------
             8,300   Best Buy Co., Inc.(2)                              229,744
--------------------------------------------------------------------------------
            16,000   Blockbuster, Inc.                                  348,160
--------------------------------------------------------------------------------
             6,000   Claire's Stores Inc.                               155,760
--------------------------------------------------------------------------------
             9,600   Cost Plus, Inc. California(2)                      315,600
--------------------------------------------------------------------------------
             7,200   CVS Corp.                                          193,536
--------------------------------------------------------------------------------
            11,391   Fred's, Inc.                                       285,800
--------------------------------------------------------------------------------
            12,900   Hennes & Mauritz AB Cl B ORD                       271,462
--------------------------------------------------------------------------------
            50,200   Hollywood Entertainment Corp.(2)                   947,776
--------------------------------------------------------------------------------
            15,800   Home Depot, Inc.                                   417,436
--------------------------------------------------------------------------------
             5,600   Lowe's Companies, Inc.                             232,400
--------------------------------------------------------------------------------
             9,100   Michaels Stores, Inc.(2)                           342,615
--------------------------------------------------------------------------------
            47,800   Movie Gallery, Inc.(2)                             830,286
--------------------------------------------------------------------------------
             5,200   Office Depot, Inc.(2)                               92,092
--------------------------------------------------------------------------------
            52,300   Officemax Inc.(2)                                  311,708
--------------------------------------------------------------------------------
            51,785   PETsMART, Inc.(2)                                  955,693
--------------------------------------------------------------------------------
             1,100   Pier 1 Imports, Inc.                                21,461
--------------------------------------------------------------------------------
             3,800   Rent-A-Center Inc.(2)                              188,347
--------------------------------------------------------------------------------
             7,066   Walgreen Co.                                       203,430
--------------------------------------------------------------------------------
                                                                      6,653,766
--------------------------------------------------------------------------------
TELEPHONE -- 2.0%
--------------------------------------------------------------------------------
            15,040   AT&T Corp.                                         421,722
--------------------------------------------------------------------------------
            29,000   BellSouth Corp.                                    806,200
--------------------------------------------------------------------------------
            10,200   CenturyTel Inc.                                    314,976
--------------------------------------------------------------------------------
               600   Commonwealth Telephone
                     Enterprise Inc.(2)                                  23,139
--------------------------------------------------------------------------------
            24,400   Pantech Co Ltd. ORD(2)                             315,926
--------------------------------------------------------------------------------
            48,400   SBC Communications Inc.                          1,379,400
--------------------------------------------------------------------------------
            50,645   Sprint Corp.                                       738,404
--------------------------------------------------------------------------------
            15,100   TDC A/S ORD                                        399,834
--------------------------------------------------------------------------------
           145,950   Telecom Italia SpA ORD                             785,709
--------------------------------------------------------------------------------
            51,100   Telefonica SA ORD(2)                               519,732
--------------------------------------------------------------------------------
            76,480   Telekomunikacja Polska SA
                     ORD(2)                                             266,813
--------------------------------------------------------------------------------
            50,476   Verizon Communications                           2,113,935
--------------------------------------------------------------------------------
                                                                      8,085,790
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          49

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
THRIFTS -- 0.2%
--------------------------------------------------------------------------------
             4,400   New York Community Bancorp
                     Inc.                                          $    123,310
--------------------------------------------------------------------------------
            13,850   Washington Mutual, Inc.                            498,323
--------------------------------------------------------------------------------
                                                                        621,633
--------------------------------------------------------------------------------
TOBACCO -- 0.2%
--------------------------------------------------------------------------------
            21,200   Philip Morris Companies Inc.                       799,664
--------------------------------------------------------------------------------
             6,100   UST Inc.                                           196,420
--------------------------------------------------------------------------------
                                                                        996,084
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.4%
--------------------------------------------------------------------------------
                 6   D/S 1912 ORD                                        33,299
--------------------------------------------------------------------------------
               600   FedEx Corp.                                         31,542
--------------------------------------------------------------------------------
            23,956   Heartland Express, Inc.(2)                         524,277
--------------------------------------------------------------------------------
            14,600   J.B. Hunt Transport Services,
                     Inc.(2)                                            402,230
--------------------------------------------------------------------------------
             3,600   United Parcel Service, Inc.
                     Cl B                                               228,096
--------------------------------------------------------------------------------
            19,054   Werner Enterprises Inc.                            420,808
--------------------------------------------------------------------------------
                                                                      1,640,252
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 2.3%
--------------------------------------------------------------------------------
             9,900   ALLTEL Corp.                                       545,292
--------------------------------------------------------------------------------
            18,200   America Movil SA de CV
                     Series L ADR                                       275,730
--------------------------------------------------------------------------------
             1,609   AT&T Wireless Services Inc.(2)                      12,148
--------------------------------------------------------------------------------
           874,000   China Unicom Limited ORD(2)                        666,829
--------------------------------------------------------------------------------
            18,100   China Unicom Limited ADR(2)                        139,370
--------------------------------------------------------------------------------
             8,688   France Telecom SA ORD(2)                           155,328
--------------------------------------------------------------------------------
            17,100   Golden Telecom Inc.(2)                             270,180
--------------------------------------------------------------------------------
                47   KDDI Corp. ORD                                     154,726
--------------------------------------------------------------------------------
           104,800   Koninklijke Royal KPN NV ORD(2)                    695,339
--------------------------------------------------------------------------------
           467,276   mmO2 plc ORD(2)                                    370,740
--------------------------------------------------------------------------------
            25,300   Mobile Telesystems ADR                             985,435
--------------------------------------------------------------------------------
           112,400   Nextel Communications, Inc.(2)                   1,544,938
--------------------------------------------------------------------------------
               904   Swisscom AG ORD                                    262,483
--------------------------------------------------------------------------------
            19,100   Tele Centro Oeste Celular
                     Participacoes SA ADR                                73,535
--------------------------------------------------------------------------------
            45,700   Telesp Celular Participacoes
                     SA ADR(2)                                          125,218
--------------------------------------------------------------------------------
            82,000   Telia AB ORD                                       316,205
--------------------------------------------------------------------------------
         8,000,000   Uralsvyazinform                                    116,000
--------------------------------------------------------------------------------
            18,200   Vimpel-Communications ADR(2)                       637,364
--------------------------------------------------------------------------------
           614,696   Vodafone Group plc ORD                           1,166,665
--------------------------------------------------------------------------------
            47,800   Vodafone Group plc ADR                             896,250
--------------------------------------------------------------------------------
                                                                      9,409,775
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $293,484,147)                                                 308,403,660
--------------------------------------------------------------------------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

CORPORATE BONDS -- 9.1%

APPAREL & TEXTILES -- 0.1%
--------------------------------------------------------------------------------
       $   350,000   Supreme International Corp.,
                     12.25%, 4/1/06                                $    364,000
--------------------------------------------------------------------------------
BANKS -- 0.6%
--------------------------------------------------------------------------------
           600,000   Bank of America Corp., 6.625%,
                     6/15/04                                            638,658
--------------------------------------------------------------------------------
           600,000   Bank of America Corp., 5.25%,
                     2/1/07                                             635,017
--------------------------------------------------------------------------------
           600,000   Citigroup Inc., 4.125%, 6/30/05                    617,212
--------------------------------------------------------------------------------
           300,000   First Union National Bank,
                     7.80%, 8/18/10                                     353,869
--------------------------------------------------------------------------------
                                                                      2,244,756
--------------------------------------------------------------------------------
CHEMICALS -- 0.2%
--------------------------------------------------------------------------------
           250,000   Huntsman ICI Chemicals,
                     10.125%, 7/1/09                                    221,250
--------------------------------------------------------------------------------
           500,000   Huntsman ICI Chemicals,
                     13.17%, 12/31/09(4)                                122,500
--------------------------------------------------------------------------------
           400,000   United Industries Corp.,
                     Series B, 9.875%, 4/1/09                           406,000
--------------------------------------------------------------------------------
                                                                        749,750
--------------------------------------------------------------------------------
CLOTHING STORES -- 0.1%
--------------------------------------------------------------------------------
           225,000   Gap Inc., 5.625%, 5/1/03                           226,125
--------------------------------------------------------------------------------
           225,000   Tommy Hilfiger USA Inc.,
                     6.50%, 6/1/03                                      226,807
--------------------------------------------------------------------------------
                                                                        452,932
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 0.1%
--------------------------------------------------------------------------------
           225,000   Apple Computer Inc., 6.50%,
                     2/15/04                                            230,625
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 0.6%
--------------------------------------------------------------------------------
           225,000   Associated Materials Inc.,
                     9.75%, 4/15/12                                     239,625
--------------------------------------------------------------------------------
           500,000   Atrium Companies Inc.,
                     Series B, 10.50%, 5/1/09                           492,499
--------------------------------------------------------------------------------
           125,000   Beazer Homes USA Inc.,
                     8.375%, 4/15/12                                    131,563
--------------------------------------------------------------------------------
           175,000   Integrated Electric Services,
                     9.375%, 2/1/09                                     158,375
--------------------------------------------------------------------------------
           300,000   KB Home, 9.50%, 2/15/11                            322,875
--------------------------------------------------------------------------------
           250,000   Meritage Corporation, 9.75%,
                     6/1/11                                             264,375
--------------------------------------------------------------------------------
           250,000   Nortek Inc., 9.25%, 3/15/07                        253,750
--------------------------------------------------------------------------------
           200,000   Schuler Homes, 10.50%,
                     7/15/11                                            209,000
--------------------------------------------------------------------------------
           225,000   Standard Pacific Corp., 9.25%,
                     4/15/12                                            222,188
--------------------------------------------------------------------------------
                                                                      2,294,250
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.1%
--------------------------------------------------------------------------------
           225,000   Sealy Mattress Co., 10.07%,
                     12/15/02(5)                                        223,875
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                        Value
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.1%
--------------------------------------------------------------------------------
       $   600,000   Boeing Capital Corp., VRN,
                     2.24%, 12/26/02, resets
                     quarterly off the 3-month
                     LIBOR plus 0.45% with
                     no caps                                       $    596,467
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.2%
--------------------------------------------------------------------------------
           300,000   Kohl's Corp., 6.00%, 1/15/33                       294,004
--------------------------------------------------------------------------------
            25,000   Saks Inc., 7.00%, 7/15/04                           25,125
--------------------------------------------------------------------------------
           325,000   Saks Inc., 8.25%, 11/15/08                         326,625
--------------------------------------------------------------------------------
                                                                        645,754
--------------------------------------------------------------------------------
DIVERSIFIED -- 0.5%
--------------------------------------------------------------------------------
         1,095,000   Lehman Brothers TRAINS(SM),
                     Series 10-2002, 6.96%,
                     1/15/12 (Acquired 5/23/02-
                     8/14/02, Cost $1,138,579)(6)                     1,177,451
--------------------------------------------------------------------------------
           888,000   Morgan Stanley TRACERS(SM),
                     7.76%, 3/1/32 (Acquired
                     3/15/02-8/28/02, Cost
                     $938,490)(6)                                       961,536
--------------------------------------------------------------------------------
                                                                      2,138,987
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------
           275,000   Flextronics International Ltd.,
                     9.875%, 7/1/10                                     301,125
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.5%
--------------------------------------------------------------------------------
           325,000   Calpine Canada Energy Finance,
                     8.50%, 5/1/08                                      151,125
--------------------------------------------------------------------------------
           500,000   Calpine Corp., 8.25%, 8/15/05                      245,000
--------------------------------------------------------------------------------
           150,000   Cilcorp, Inc., 8.70%, 10/15/09                     153,962
--------------------------------------------------------------------------------
           300,000   Constellation Energy Group
                     Inc., 7.00%, 4/1/12                                310,514
--------------------------------------------------------------------------------
           900,000   Dominion Resources Inc.,
                     6.00%, 1/31/03                                     904,150
--------------------------------------------------------------------------------
           350,000   Pepco Holdings Inc., 6.45%,
                     8/15/12 (Acquired 9/3/02,
                     Cost $349,080)(6)                                  356,482
--------------------------------------------------------------------------------
                                                                      2,121,233
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 0.8%
--------------------------------------------------------------------------------
           225,000   Belco Oil & Gas Corp., 8.875%,
                     9/15/07                                            235,125
--------------------------------------------------------------------------------
           275,000   BRL Universal Equipment,
                     8.875%, 2/15/08                                    286,000
--------------------------------------------------------------------------------
           450,000   Burlington Resources Finance
                     Co., 6.50%, 12/1/11                                489,401
--------------------------------------------------------------------------------
           300,000   Devon Financing Corp. ULC,
                     6.875%, 9/30/11                                    329,671
--------------------------------------------------------------------------------
           500,000   Duke Energy Field Services
                     LLC, 5.75%, 11/15/06                               488,290
--------------------------------------------------------------------------------
           500,000   Forest Oil Corp., 10.50%,
                     1/15/06                                            532,500
--------------------------------------------------------------------------------
           300,000   Magnum Hunter Resources
                     Inc., 9.60%, 3/15/12                               321,750
--------------------------------------------------------------------------------
           275,000   Nuevo Energy Co., 9.50%,
                     6/1/08                                             283,250
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

      $    500,000   XTO Energy Inc., 8.75%,
                     11/1/09                                       $    523,750
--------------------------------------------------------------------------------
                                                                      3,489,737
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.2%
--------------------------------------------------------------------------------
           225,000   Mohegan Tribal Gaming,
                     8.75%, 1/1/09                                      241,875
--------------------------------------------------------------------------------
           275,000   Resorts International Hotel and
                     Casino Inc., 11.50%, 3/15/09                       247,500
--------------------------------------------------------------------------------
           125,000   Six Flags Inc., 9.179%, 4/1/03(5)                  119,375
--------------------------------------------------------------------------------
           225,000   Six Flags Inc., 8.875%, 2/1/10                     210,375
--------------------------------------------------------------------------------
                                                                        819,125
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.4%
--------------------------------------------------------------------------------
           100,000   Allied Waste Industries,
                     7.625%, 1/1/06                                     101,000
--------------------------------------------------------------------------------
           300,000   Allied Waste North America,
                     Inc., Series B, 10.00%, 8/1/09                     304,500
--------------------------------------------------------------------------------
           500,000   Newpark Resources, 8.625%,
                     12/15/07                                           480,000
--------------------------------------------------------------------------------
           300,000   Waste Management Inc.,
                     7.00%, 10/15/06                                    313,603
--------------------------------------------------------------------------------
           300,000   Waste Management Inc.,
                     7.75%, 5/15/32 (Acquired
                     5/23/02, Cost $302,454)(6)                         311,577
--------------------------------------------------------------------------------
                                                                      1,510,680
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 0.5%
--------------------------------------------------------------------------------
           300,000   American General Finance
                     Corp., Series H, 4.50%,
                     11/15/07                                           299,030
--------------------------------------------------------------------------------
           300,000   Ford Motor Credit Co., 7.50%,
                     3/15/05                                            305,370
--------------------------------------------------------------------------------
           600,000   Ford Motor Credit Co., 7.25%,
                     10/25/11                                           566,590
--------------------------------------------------------------------------------
           400,000   General Electric Capital Corp.,
                     Series A, MTN, 6.00%, 6/15/12                      418,973
--------------------------------------------------------------------------------
           200,000   General Motors Acceptance
                     Corp., 6.875%, 9/15/11                             194,023
--------------------------------------------------------------------------------
           200,000   Household Finance Corp.,
                     6.75%, 5/15/11                                     203,003
--------------------------------------------------------------------------------
           200,000   Household Finance Corp.,
                     7.00%, 5/15/12                                     204,490
--------------------------------------------------------------------------------
                                                                      2,191,479
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.4%
--------------------------------------------------------------------------------
           225,000   Ainsworth Lumber Co. Ltd.,
                     12.50%, 7/15/07                                    233,156
--------------------------------------------------------------------------------
           200,000   International Paper Co., 5.85%,
                     10/30/12 (Acquired 10/24/02,
                     Cost $199,686)(6)                                  203,521
--------------------------------------------------------------------------------
           200,000   Norske Skogindustrier AS,
                     7.625%, 10/15/11 (Acquired
                     1/25/02, Cost $203,450)(6)                         212,384
--------------------------------------------------------------------------------
           500,000   Pacifica Papers Inc., 10.00%,
                     3/15/09                                            540,000
--------------------------------------------------------------------------------
           300,000   Tembec Industries Inc., 7.75%,
                     3/15/12                                            300,750
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          51

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                        Value
--------------------------------------------------------------------------------

       $   250,000   Temple-Inland Inc., 7.875%,
                     5/1/12                                        $    271,339
--------------------------------------------------------------------------------
                                                                      1,761,150
--------------------------------------------------------------------------------
HOME PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
           300,000   Dial Corp., 7.00%, 8/15/06                         322,295
--------------------------------------------------------------------------------
HOTELS -- 0.7%
--------------------------------------------------------------------------------
           225,000   Ameristar Casinos Inc.,
                     10.75%, 2/15/09                                    248,063
--------------------------------------------------------------------------------
           500,000   Hollywood Casino Corp.,
                     11.25%, 5/1/07                                     544,999
--------------------------------------------------------------------------------
           250,000   Hollywood Casino Shreveport
                     Corp., 13.00%, 8/1/06                              251,250
--------------------------------------------------------------------------------
           225,000   Isle of Capri Casinos, 8.75%,
                     4/15/09                                            230,063
--------------------------------------------------------------------------------
           225,000   ITT Corp., 6.75%, 11/15/03                         226,189
--------------------------------------------------------------------------------
           313,000   Mandalay Resort Group,
                     9.375%, 2/15/10                                    333,345
--------------------------------------------------------------------------------
           200,000   MGM Mirage Inc., 6.75%,
                     2/1/08                                             200,208
--------------------------------------------------------------------------------
           375,000   Park Place Entertainment
                     Corp., 9.375%, 2/15/07                             399,843
--------------------------------------------------------------------------------
           125,000   Penn National Gaming Inc.,
                     11.125%, 3/1/08                                    136,875
--------------------------------------------------------------------------------
           275,000   Penn National Gaming Inc.,
                     8.875%, 3/15/10                                    283,938
--------------------------------------------------------------------------------
           225,000   Starwood Hotels & Resorts
                     Worldwide Inc., 7.875%,
                     5/1/12 (Acquired 10/15/02,
                     Cost $219,375)(6)                                  223,313
--------------------------------------------------------------------------------
           225,000   Venetian Casino Resort LLC,
                     11.00%, 6/15/10 (Acquired
                     5/22/02, Cost $225,000)(6)                         235,125
--------------------------------------------------------------------------------
                                                                      3,313,211
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.1%
--------------------------------------------------------------------------------
           250,000   Tyco International Group SA,
                     6.125%, 1/15/09                                    226,586
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES -- 0.1%
--------------------------------------------------------------------------------
           500,000   Graham Packaging Co.,
                     Series B, 12.915%, 1/15/03(5)                      472,500
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 0.2%
--------------------------------------------------------------------------------
             6,000   iShares GS $ InvesTop
                     Corporate Bond Fund(7)                             638,940
--------------------------------------------------------------------------------
LEISURE -- 0.1%
--------------------------------------------------------------------------------
           250,000   Alliance Gaming Corp.,
                     10.00%, 8/1/07                                     261,562
--------------------------------------------------------------------------------
           225,000   International Game
                     Technology, 8.375%, 5/15/09                        251,438
--------------------------------------------------------------------------------
                                                                        513,000
--------------------------------------------------------------------------------
MEDIA -- 0.8%
--------------------------------------------------------------------------------
           250,000   AMFM Inc., 8.00%, 11/1/08                          270,000
--------------------------------------------------------------------------------
           250,000   AOL Time Warner Inc.,
                     7.625%, 4/15/31                                    245,976
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

       $   425,000   Charter Communications
                     Holdings Capital Corp.,
                     10.75%, 10/1/09                               $    216,750
--------------------------------------------------------------------------------
           250,000   Comcast Cable
                     Communications, 8.125%,
                     5/1/04                                             258,999
--------------------------------------------------------------------------------
           300,000   Comcast Cable
                     Communications, 8.375%,
                     5/1/07                                             323,252
--------------------------------------------------------------------------------
           250,000   COX Communications Inc.,
                     6.75%, 3/15/11                                     257,222
--------------------------------------------------------------------------------
           350,000   CSC Holdings Inc., 7.875%,
                     12/15/07                                           333,375
--------------------------------------------------------------------------------
           325,000   Dex Media East LLC/Finance
                     Co., 9.875%, 11/15/09
                     (Acquired 11/12/02, Cost
                     $336,625)(6)                                       347,750
--------------------------------------------------------------------------------
           300,000   Echostar DBS Corp., 9.375%,
                     2/1/09                                             310,500
--------------------------------------------------------------------------------
           500,000   Imax Corp., 7.875%, 12/1/05                        377,500
--------------------------------------------------------------------------------
           250,000   Mediacom LLC, 8.50%, 4/15/08                       223,750
--------------------------------------------------------------------------------
           100,000   News America Holdings,
                     8.25%, 8/10/18                                     104,450
--------------------------------------------------------------------------------
                                                                      3,269,524
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
           300,000   Beckman Coulter Inc., 7.45%,
                     3/4/08                                             329,492
--------------------------------------------------------------------------------
           175,000   Fisher Scientific International,
                     9.00%, 2/1/08                                      184,188
--------------------------------------------------------------------------------
           275,000   Sybron Dental Specialties Inc.,
                     8.125%, 6/15/12                                    279,125
--------------------------------------------------------------------------------
                                                                        792,805
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 0.1%
--------------------------------------------------------------------------------
           300,000   Express Scripts Inc., 9.625%,
                     6/15/09                                            326,250
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.1%
--------------------------------------------------------------------------------
           200,000   Ford Motor Co., 7.45%,
                     7/16/31                                            169,277
--------------------------------------------------------------------------------
           350,000   TRW Inc., 8.75%, 5/15/06                           389,129
--------------------------------------------------------------------------------
                                                                        558,406
--------------------------------------------------------------------------------
MULTI-INDUSTRY -- 0.1%
--------------------------------------------------------------------------------
           375,000   Key Components, Inc., 10.50%,
                     6/1/08                                             360,000
--------------------------------------------------------------------------------
OIL SERVICES -- 0.1%
--------------------------------------------------------------------------------
           375,000   Pride International Inc.,
                     9.375%, 5/1/07                                     393,750
--------------------------------------------------------------------------------
PUBLISHING -- 0.1%
--------------------------------------------------------------------------------
           225,000   Cadmus Communications
                     Corp., 9.75%, 6/1/09
                                                                        225,563
--------------------------------------------------------------------------------
RESTAURANTS -- 0.1%
--------------------------------------------------------------------------------
           225,000   Yum! Brands Inc., 7.65%,
                     5/15/08                                            237,375
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.2%
--------------------------------------------------------------------------------
       $   300,000   Goldman Sachs Group Inc.,
                     5.70%, 9/1/12                                 $    305,969
--------------------------------------------------------------------------------
           300,000   Merrill Lynch & Co. Inc.,
                     5.35%, 6/15/04                                     312,102
--------------------------------------------------------------------------------
           350,000   Morgan Stanley Dean Witter &
                     Co., 5.80%, 4/1/07                                 372,742
--------------------------------------------------------------------------------
                                                                        990,813
--------------------------------------------------------------------------------
SPECIALTY STORES -- 0.2%
--------------------------------------------------------------------------------
           250,000   Autonation, Inc., 9.00%,
                     8/1/08                                             263,750
--------------------------------------------------------------------------------
           300,000   Sonic Automotive Inc., 11.00%,
                     8/1/08                                             316,500
--------------------------------------------------------------------------------
           200,000   Staples Inc., 7.375%, 10/1/12
                     (Acquired 9/25/02, Cost
                     $198,262)(6)                                       207,463
--------------------------------------------------------------------------------
           225,000   United Auto Group Inc.,
                     9.625%, 3/15/12 (Acquired
                     3/14/02, Cost $231,469)(6)                         226,688
--------------------------------------------------------------------------------
                                                                      1,014,401
--------------------------------------------------------------------------------
TELEPHONE -- 0.2%
--------------------------------------------------------------------------------
            40,000   AT&T Broadband Corp.,
                     8.375%, 3/15/13                                     42,987
--------------------------------------------------------------------------------
             4,000   AT&T Corp., 6.00%, 3/15/09                           3,806
--------------------------------------------------------------------------------
           600,000   Verizon New England Inc.,
                     6.50%, 9/15/11                                     641,882
--------------------------------------------------------------------------------
                                                                        688,675
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.1%
--------------------------------------------------------------------------------
           100,000   Nextel Communications Inc.,
                     9.75%, 10/31/07                                     95,000
--------------------------------------------------------------------------------
           250,000   Nextel Partners Inc., 11.00%,
                     3/15/10                                            216,250
--------------------------------------------------------------------------------
                                                                        311,250
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $36,497,404)                                                   36,791,269
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(8) -- 4.9%

            24,922   FHLMC, 6.50%, 12/1/12                               26,241
--------------------------------------------------------------------------------
           224,508   FHLMC, 7.00%, 6/1/14                               237,700
--------------------------------------------------------------------------------
           112,852   FHLMC, 7.00%, 8/1/29                               117,893
--------------------------------------------------------------------------------
           544,824   FHLMC, 8.00%, 7/1/30                               581,617
--------------------------------------------------------------------------------
            77,436   FNMA, 7.00%, 4/13/08                                80,964
--------------------------------------------------------------------------------
            94,705   FNMA, 6.50%, 4/1/12                                 99,752
--------------------------------------------------------------------------------
           489,834   FNMA, 6.00%, 4/1/14                                511,833
--------------------------------------------------------------------------------
           332,258   FNMA, 7.50%, 6/1/15                                353,324
--------------------------------------------------------------------------------
           911,058   FNMA, 5.50%, 12/1/16                               934,813
--------------------------------------------------------------------------------
            24,940   FNMA, 7.00%, 6/1/26                                 26,148
--------------------------------------------------------------------------------
           135,725   FNMA, 7.50%, 3/1/27                                143,942
--------------------------------------------------------------------------------
           513,358   FNMA, 6.50%, 4/1/29                                530,698
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------

       $ 1,090,241   FNMA, 6.00%, 5/1/29                           $  1,117,297
--------------------------------------------------------------------------------
           442,524   FNMA, 6.50%, 8/1/29                                457,471
--------------------------------------------------------------------------------
           635,302   FNMA, 6.50%, 12/1/29                               656,761
--------------------------------------------------------------------------------
           376,846   FNMA, 7.00%, 3/1/30                                393,821
--------------------------------------------------------------------------------
            84,068   FNMA, 7.00%, 5/1/30                                 87,803
--------------------------------------------------------------------------------
           145,057   FNMA, 8.00%, 7/1/30                                155,144
--------------------------------------------------------------------------------
           223,885   FNMA, 7.50%, 9/1/30                                236,696
--------------------------------------------------------------------------------
         2,280,458   FNMA, 6.00%, 4/1/31                              2,333,632
--------------------------------------------------------------------------------
         1,397,739   FNMA, 7.00%, 9/1/31                              1,459,734
--------------------------------------------------------------------------------
           594,078   FNMA, 6.50%, 1/1/32                                614,112
--------------------------------------------------------------------------------
           992,066   FNMA, 6.00%, 6/1/32                              1,015,229
--------------------------------------------------------------------------------
           946,982   FNMA, 7.00%, 6/1/32                                989,005
--------------------------------------------------------------------------------
           747,738   FNMA, 5.50%, 9/1/32                                750,476
--------------------------------------------------------------------------------
         2,768,819   FNMA, 6.50%, 11/1/32                             2,862,236
--------------------------------------------------------------------------------
            12,087   GNMA, 9.50%, 2/20/25                                13,534
--------------------------------------------------------------------------------
            10,929   GNMA, 8.75%, 3/15/25                                12,042
--------------------------------------------------------------------------------
            39,489   GNMA, 7.50%, 10/25/25                               42,197
--------------------------------------------------------------------------------
           190,608   GNMA, 6.00%, 3/15/26                               197,002
--------------------------------------------------------------------------------
            12,638   GNMA, 7.50%, 4/15/26                                13,489
--------------------------------------------------------------------------------
           148,480   GNMA, 7.00%, 12/15/27                              156,700
--------------------------------------------------------------------------------
           190,968   GNMA, 6.50%, 2/15/28                               198,963
--------------------------------------------------------------------------------
           132,852   GNMA, 6.50%, 3/15/28                               138,414
--------------------------------------------------------------------------------
           257,731   GNMA, 7.00%, 8/15/29                               271,127
--------------------------------------------------------------------------------
            73,051   GNMA, 7.50%, 5/15/30                                77,668
--------------------------------------------------------------------------------
         1,024,618   GNMA, 7.00%, 5/15/31                             1,076,872
--------------------------------------------------------------------------------
         1,000,000   GNMA, 5.50%, 11/15/32                            1,009,397
--------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $19,230,214)                                                   19,981,747
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES -- 3.3%

         2,200,000   U.S. Treasury Bonds, 6.375%,
                     8/16/27                                          2,546,588
--------------------------------------------------------------------------------
           800,000   U.S. Treasury Notes, 3.875%,
                     7/31/03                                            813,563
--------------------------------------------------------------------------------
         1,000,000   U.S. Treasury Notes, 1.875%,
                     9/30/04                                            998,126
--------------------------------------------------------------------------------
         1,050,000   U.S. Treasury Notes, 3.50%,
                     11/15/06                                         1,071,206
--------------------------------------------------------------------------------
         1,000,000   U.S. Treasury Notes, 3.25%,
                     8/15/07                                          1,001,602
--------------------------------------------------------------------------------
         3,600,000   U.S. Treasury Notes, 4.75%,
                     11/15/08                                         3,825,144
--------------------------------------------------------------------------------
         2,650,000   U.S. Treasury Notes, 4.375%,
                     8/15/12                                          2,683,748
--------------------------------------------------------------------------------
           300,000   U.S. Treasury Notes, 5.375%,
                     2/15/31                                            314,883
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $13,070,832)                                                   13,254,860
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          53

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

COMMERCIAL PAPER(9) -- 1.2%

       $   300,000   Amstel Funding Corp., 1.80%,
                     1/15/03 (Acquired 10/28/02,
                     Cost $298,815)(6)                             $    299,471
--------------------------------------------------------------------------------
           300,000   Black Forest Funding
                     Corporation, 1.75%, 1/6/03
                     (Acquired 8/14/02, Cost
                     $297,885)(6)                                       299,573
--------------------------------------------------------------------------------
           300,000   Credit Suisse First Boston USA
                     Inc., 1.72%, 2/10/03 (Acquired
                     10/10/02, Cost $298,251)(6)                        299,179
--------------------------------------------------------------------------------
           350,000   Crown Point Capital Co., 1.71%,
                     1/21/03 (Acquired 10/9/02,
                     Cost $348,271)(6)                                  349,303
--------------------------------------------------------------------------------
           300,000   Emerald Notes, 1.85%,
                     12/12/02 (Acquired 10/30/02,
                     Cost $299,337)(6)                                  299,855
--------------------------------------------------------------------------------
           300,000   Emerald Notes, 1.40%, 1/13/03                      299,494
--------------------------------------------------------------------------------
           300,000   Falcon Asset Securitization
                     Corp., 1.34%, 1/14/03                              299,483
--------------------------------------------------------------------------------
           350,000   Lexington Parker Capital,
                     1.76%, 3/3/03 (Acquired
                     9/19/02, Cost $347,177)(6)                         348,766
--------------------------------------------------------------------------------
           300,000   Merrill Lynch & Co., Inc.,
                     1.74%, 3/14/03 (Acquired
                     9/17/02, Cost $297,434)(6)                         298,819
--------------------------------------------------------------------------------
           178,000   Old Line Funding Corp., 1.78%,
                     12/2/02 (Acquired 10/28/02,
                     Cost $177,692)(6)                                  177,980
--------------------------------------------------------------------------------
           300,000   Old Line Funding Corp., 1.34%,
                     1/17/03                                            299,449
--------------------------------------------------------------------------------
           400,000   Paradigm Funding LLC, VRN,
                     1.71%, 12/2/02, resets
                     monthly off the 1-month
                     LIBOR minus 0.03% with no
                     caps (Acquired 5/29/02, Cost
                     $400,000)(6)(10)                                   399,968
--------------------------------------------------------------------------------
           250,000   Pfizer Inc., 1.73%, 1/21/03
                     (Acquired 9/19/02, Cost
                     $248,510)(6)                                       249,503
--------------------------------------------------------------------------------
           250,000   Salomon Smith Barney
                     Holdings, 1.76%, 1/13/03
                     (Acquired 9/19/02, Cost
                     $248,582)(6)                                       249,578
--------------------------------------------------------------------------------
           300,000   Schlumberger Technology,
                     1.71%, 12/2/02 (Acquired
                     9/3/02, Cost $298,718)(6)                          299,967
--------------------------------------------------------------------------------
           300,000   Thunder Bay Funding Inc.,
                     1.33%, 1/10/03                                     299,528
--------------------------------------------------------------------------------
           300,000   Windmill Funding Corp.,
                     1.35%, 1/3/03                                      299,606
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost $5,068,203)                                                     5,069,522
--------------------------------------------------------------------------------

Principal Amount                                                        Value
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES(8) -- 1.2%

       $   321,605   AmeriCredit Automobile
                     Receivables Trust, Series
                     1999 D, Class A3 SEQ, 7.02%,
                     12/5/05                                       $    331,782
--------------------------------------------------------------------------------
           269,888   CIT RV Trust, Series 1998 A,
                     Class A4 SEQ, 6.09%, 2/15/12                       278,098
--------------------------------------------------------------------------------
           524,951   Countrywide Asset-Backed
                     Certificates, Series 2001-1,
                     Class AF3, 6.10%, 8/25/26                          530,375
--------------------------------------------------------------------------------
           700,000   CPL Transition Funding LLC,
                     Series 2002-1, Class A4 SEQ,
                     5.96%, 7/15/15                                     749,355
--------------------------------------------------------------------------------
           250,000   Ford Credit Auto Owner Trust,
                     4.79%, 11/15/06                                    257,437
--------------------------------------------------------------------------------
           330,684   Long Beach Asset Holdings
                     Corporation, Series 2002-2,
                     Class SC, 8.50%, 7/25/32
                     (Acquired 6/6/02, Cost
                     $329,709)(6)                                       331,374
--------------------------------------------------------------------------------
            35,323   Money Store (The) Home
                     Equity Trust, Series 1997 C,
                     Class AF6 SEQ, 6.67%,
                     2/15/25                                             35,652
--------------------------------------------------------------------------------
           126,670   Onyx Automobile Receivables,
                     Series 2002 A, 13.61%,
                     10/20/08                                           126,075
--------------------------------------------------------------------------------
           300,000   Peco Energy Transition Trust,
                     Series 1999 A, Class A6 SEQ,
                     6.05%, 3/1/09                                      325,623
--------------------------------------------------------------------------------
         2,000,000   Residential Funding Mortgage
                     Securities II, Series 2002 HS2,
                     Class A4 SEQ, 5.24%, 3/25/17                     2,094,455
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $4,884,468)                                                     5,060,226
--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE
OBLIGATIONS(8) -- 0.9%

           538,101   Chase Mortgage Finance
                     Corporation, Series 2001 S3,
                     Class A1 SEQ, 6.50%, 7/25/16                       552,690
--------------------------------------------------------------------------------
         5,568,870   Commercial Mortgage
                     Acceptance Corporation
                     STRIPS - INTEREST, Series
                     1998 C2, Class X, VRN, 1.06%,
                     12/1/02(11)                                        280,521
--------------------------------------------------------------------------------
         6,090,420   DLJ Commercial Mortgage
                     Corp. STRIPS - INTEREST,
                     Series 2000 CKP1, Class S,
                     VRN, 1.09%, 12/1/02 (Acquired
                     4/19/02, Cost $392,071)(6)(11)                     376,333
--------------------------------------------------------------------------------
           490,585   First Union National Bank
                     Commercial Mortgage, Series
                     2001 C3, Class A1 SEQ,
                     5.20%, 8/15/23                                     512,219
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

-----

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

      $     29,058   FNMA REMIC, Series 1997-58,
                     Class PB, 6.50%, 6/18/24                      $     29,191
--------------------------------------------------------------------------------
           600,000   FNMA, Series 2002-87,
                     Class AM SEQ, 5.50%, 6/1/31                        608,624
--------------------------------------------------------------------------------
         8,330,091   General Motors Acceptance
                     Corp. Commercial Mortgage
                     Securities Inc. STRIPS -
                     INTEREST, Series 1999 C1,
                     Class X, VRN, 0.66%, 12/1/02(11)                   282,940
--------------------------------------------------------------------------------
           427,305   General Motors Acceptance
                     Corp. Commercial Mortgage
                     Securities Inc., Series 2002 C2,
                     Class A1 SEQ, 4.32%, 3/15/07                       438,789
--------------------------------------------------------------------------------
           450,000   J.P. Morgan Chase Commercial
                     Mortgage Securities Corp.,
                     Series 2002 FL1A, Class A2,
                     VRN, 1.82%, 12/16/02, resets
                     monthly off the 1-month
                     LIBOR plus 0.44% with no
                     caps (Acquired 4/3/02, Cost
                     $450,000)(6)(11)                                   449,835
--------------------------------------------------------------------------------
           107,088   Morgan Stanley Capital I,
                     Series 1998 WF1, Class A1
                     SEQ, 6.25%, 7/15/07                                113,399
--------------------------------------------------------------------------------
            71,391   Nationslink Funding Corp.,
                     Series 1998-2, Class A1 SEQ,
                     6.00%, 11/20/07                                     75,838
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED  MORTGAGE OBLIGATIONS
(Cost $3,704,824)                                                     3,720,379
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
SECURITIES -- 0.6%

           300,000   FHLB, 5.96%, 12/12/02                              300,383
--------------------------------------------------------------------------------
           300,000   FHLB, 5.00%, 2/28/03                               302,650
--------------------------------------------------------------------------------
           650,000   FHLMC, 5.50%, 7/15/06                              702,710
--------------------------------------------------------------------------------
           600,000   FHLMC, 5.125%, 7/15/12                             618,401
--------------------------------------------------------------------------------
           600,000   FNMA, 4.375%, 9/15/12                              582,041
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES
(Cost $2,490,461)                                                     2,506,185
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT -- 0.2%

           400,000   Canadian Imperial Bank of
                     Commerce, 1.33%, 1/21/03                           399,989
--------------------------------------------------------------------------------
           400,000   Deutsche Bank AG, 2.10%,
                     12/16/02                                           400,137
--------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost $800,000)                                                         800,126
--------------------------------------------------------------------------------

Principal Amount/Shares                                                  Value
--------------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS &
AGENCIES -- 0.1%

       $   550,000   Province of Ontario, 3.50%,
                     9/17/07                                       $    546,896
--------------------------------------------------------------------------------
           100,000   Province of Quebec, 8.80%,
                     4/15/03                                            102,606
--------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENTS  & AGENCIES
(Cost $649,225)                                                         649,502
--------------------------------------------------------------------------------

MUNICIPAL SECURITIES -- 0.1%

           400,000   Orange County Housing
                     Finance Auth. Rev., Series
                     2002 B, (Millenia), VRDN,
                     1.55%, 12/4/02 (LOC:
                     Keybank N.A.)                                      400,000
(Cost $400,000)
--------------------------------------------------------------------------------

PREFERRED STOCKS(1)

MINING & METALS(1)
--------------------------------------------------------------------------------
            81,000   Usinas Siderurgicas de Minas
                     Gerais SA Cl A ORD                                 133,899
(Cost $137,791)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES** -- 0.3%
Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury  obligations), in a joint trading
account at 1.30%, dated 11/29/02, due
12/2/02 (Delivery value $1,401,152)
(Cost $1,401,000)                                                     1,401,000
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 2.3%
Repurchase Agreement, Deutsche Bank, Inc.,
(U.S. Treasury obligations), in a joint trading
account at 1.30%, dated 11/29/02, due
12/2/02 (Delivery value $9,099,986)
(Cost $9,099,000)                                                     9,099,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $390,917,569)                                                $407,271,375
================================================================================

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          55

Strategic Aggressive - Schedule of Investments

NOVEMBER 30, 2002

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS*

Contracts to Sell      Settlement Date          Value            Unrealized Loss
--------------------------------------------------------------------------------
2,321,278,599 KRW          12/09/02           $1,919,364            $(62,034)
--------------------------------------------------------------------------------
175,468,891 KRW            12/23/02              144,892                (947)
--------------------------------------------------------------------------------
                                              $2,064,256            $(62,981)
                                         =======================================
(Value on Settlement Date $2,001,275)

*FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS are designed to protect the fund's foreign investments against declines in foreign currencies (also known as hedging).  The contracts are called "forward" because they allow the fund to exchange a foreign currency for U.S. dollars on a specific date in the future -- and at a prearranged exchange rate.

EQUITY FUTURES CONTRACTS**
                                            Underlying Face
    Purchased          Expiration Date      Amount at Value      Unrealized Gain
--------------------------------------------------------------------------------
6 S&P 500 Futures       December 2002         $1,401,000             $48,655
                                         =======================================

**EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).  By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

KRW = South Korean Won

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MTN = Medium Term Note

ORD = Foreign Ordinary Share

REMIC = Real Estate Mortgage Investment Conduit

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(SM) = Traded Custody Receipts(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

TRAINS(SM) = Target Return Index Securities(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective November 30, 2002.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity, unless otherwise indicated. Rate shown is effective November 30, 2002.

(1)  Category is less than 0.05% of total investment securities.

(2)  Non-income producing.

(3)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(4)  Security is a zero-coupon bond. The rate indicated is
     the yield to maturity at purchase. Zero coupon securities are purchased at a substantial discount from their value at maturity.

(5)  Step-coupon security. The rate indicated is the yield to maturity at purchase. These securities become interest bearing at a predetermined rate and future date and  are purchased at a substantial discount from their value at maturity.

(6)  Security was purchased under Rule 144A or Section 4(2) of the
     Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2002, was $9,192,794, which represented 2.3%
     of net assets.

(7)  Security is an exchange-traded bond fund. Quantity indicated
     reflects the number of shares owned.

(8)  Final maturity indicated, unless otherwise noted. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(9)  The rate indicated is the yield to maturity at purchase, unless otherwise noted.

(10) Interest bearing commercial paper. Rate shown is effective November
     30, 2002.

(11) Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements.

-----

Statement of Assets and Liabilities

NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------------
                                               STRATEGIC          STRATEGIC         STRATEGIC
                                             CONSERVATIVE         MODERATE          AGGRESSIVE
-----------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------
Investment securities, at value
(cost of $279,702,670,
$759,223,318, and $390,917,569,
respectively)                                $286,798,703       $781,820,816       $407,271,375
------------------------------------------
Cash                                              216,604            173,037                --
------------------------------------------
Foreign currency holdings, at value
(cost of $--, $321,013, and $292,760,
respectively)                                          --            320,004            292,515
------------------------------------------
Receivable for investments sold                 1,319,033          6,150,536          4,689,273
------------------------------------------
Receivable for capital shares sold                  1,863             25,686             20,688
------------------------------------------
Dividends and interest receivable               1,557,673          3,648,144          1,536,533
-----------------------------------------------------------------------------------------------
                                              289,893,876        792,138,223        413,810,384
-----------------------------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------------------------
Disbursements in excess
of demand deposit cash                                 --                 --             92,773
------------------------------------------
Payable for investments purchased               1,724,188          6,244,499          4,838,475
------------------------------------------
Payable for forward foreign
currency exchange contracts                            --             88,195             62,981
------------------------------------------
Payable for variation margin
on futures contracts                                4,994             13,004              6,000
------------------------------------------
Accrued management fees                           223,632            654,194            372,411
------------------------------------------
Distribution fees payable                           6,720             24,601             16,193
------------------------------------------
Service fees payable                                6,720             24,403             15,802
-----------------------------------------------------------------------------------------------
                                                1,966,254          7,048,896          5,404,635
-----------------------------------------------------------------------------------------------
NET ASSETS                                   $287,927,622       $785,089,327       $408,405,749
===============================================================================================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------
Capital (par value and paid-in surplus)      $296,431,028       $864,332,892       $478,958,080
------------------------------------------
Undistributed net investment income             1,202,278          2,747,710          4,263,632
------------------------------------------
Accumulated net realized
loss on investment
and foreign currency transactions             (16,850,590)      (104,597,179)       (91,164,368)
------------------------------------------
Net unrealized appreciation on
investments and translation
of assets and liabilities in
foreign currencies                              7,144,906         22,605,904         16,348,405
-----------------------------------------------------------------------------------------------
                                             $287,927,622       $785,089,327       $408,405,749
===============================================================================================

INVESTOR CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                   $239,410,396       $556,988,785       $300,643,708
------------------------------------------
Shares outstanding                             48,491,407        103,103,922         51,974,611
------------------------------------------
Net asset value per share                           $4.94              $5.40              $5.78
-----------------------------------------------------------------------------------------------

ADVISOR CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                    $33,674,707       $121,210,432        $78,969,754
------------------------------------------
Shares outstanding                              6,824,872         22,464,900         13,693,338
------------------------------------------
Net asset value per share                           $4.93              $5.40              $5.77
-----------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                    $14,842,519       $106,398,451        $27,763,629
------------------------------------------
Shares outstanding                              3,005,013         19,689,675          4,788,630
------------------------------------------
Net asset value per share                           $4.94              $5.40              $5.80
-----------------------------------------------------------------------------------------------

C CLASS, $0.01 PAR VALUE
-----------------------------------------------------------------------------------------------
Net assets                                            N/A           $491,659         $1,028,658
------------------------------------------
Shares outstanding                                    N/A             91,236            179,696
------------------------------------------
Net asset value per share                             N/A              $5.39              $5.72
-----------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                          -----
                                                                          57

Statement of Operations

YEAR ENDED NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------------
                                               STRATEGIC          STRATEGIC         STRATEGIC
                                             CONSERVATIVE         MODERATE          AGGRESSIVE
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------
INCOME:
------------------------------------------
Interest                                      $7,398,463        $16,471,100        $5,852,374
------------------------------------------
Dividends (net of foreign
taxes withheld of
$55,484, $284,907, and
$183,940, respectively)                        1,876,881         7,367,646          4,260,184
-----------------------------------------------------------------------------------------------
                                               9,275,344        23,838,746         10,112,558
-----------------------------------------------------------------------------------------------

EXPENSES:
------------------------------------------
Management fees                                2,497,604         7,995,051          4,447,323
------------------------------------------
Distribution fees:
------------------------------------------
  Advisor Class                                   47,952           211,978            134,827
------------------------------------------
  C Class                                             --             1,209              2,898
------------------------------------------
Service fees:
------------------------------------------
  Advisor Class                                   47,952           211,978            134,827
------------------------------------------
  C Class                                             --               403                966
------------------------------------------
Directors' fees and expenses                       2,486            10,183              5,330
-----------------------------------------------------------------------------------------------
                                               2,595,994         8,430,802          4,726,171
-----------------------------------------------------------------------------------------------

NET INVESTMENT INCOME                          6,679,350        15,407,944          5,386,387
-----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------
NET REALIZED LOSS ON:
------------------------------------------
Investment transactions                      (12,779,345)      (58,694,814)       (42,651,043)
------------------------------------------
Foreign currency transactions
(net of foreign taxes
withheld of $--, $27,502, and
$18,034, respectively)                            11,427          (378,814)          (273,314)
-----------------------------------------------------------------------------------------------
                                             (12,767,918)      (59,073,628)       (42,924,357)
-----------------------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:
------------------------------------------
Investments                                   (1,560,054)       (8,863,079)         (236,311)
------------------------------------------
Translation of assets and liabilities
in foreign currencies                              2,730           (72,954)          (45,464)
-----------------------------------------------------------------------------------------------
                                              (1,557,324)       (8,936,033)         (281,775)
-----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS             (14,325,242)      (68,009,661)      (43,206,132)
-----------------------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                    $(7,645,892)     $(52,601,717)     $(37,819,745)
===============================================================================================

See Notes to Financial Statements.

-----

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2002 AND NOVEMBER 30, 2001
---------------------------------------------------------------------------------------------------------
                                        STRATEGIC CONSERVATIVE                  STRATEGIC MODERATE
---------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                 2002                2001               2002               2001
---------------------------------------------------------------------------------------------------------

OPERATIONS
---------------------------------------------------------------------------------------------------------
Net investment income               $6,679,350          $6,400,131         $15,407,944        $13,300,402
---------------------------------
Net realized gain (loss)           (12,767,918)            561,196         (59,073,628)       (32,748,557)
---------------------------------
Change in net unrealized
appreciation (depreciation)         (1,557,324)           (329,227)         (8,936,033)        10,826,959
---------------------------------------------------------------------------------------------------------
Net increase (decrease)
in net assets
resulting from operations           (7,645,892)          6,632,100         (52,601,717)        (8,621,196)
---------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------
  Investor Class                    (5,633,600)         (5,248,572)        (10,791,420)        (9,889,517)
---------------------------------
  Advisor Class                       (409,501)           (310,638)         (1,240,584)          (482,857)
---------------------------------
  Institutional Class                 (405,503)           (264,570)         (2,237,764)        (1,061,853)
---------------------------------
  C Class                                   --                  --              (1,257)                --
---------------------------------
From net realized gains:
---------------------------------
  Investor Class                      (869,726)        (13,559,373)                 --        (51,371,034)
---------------------------------
  Advisor Class                        (50,180)           (973,353)                 --         (2,538,551)
---------------------------------
  Institutional Class                  (62,113)           (302,735)                 --         (2,780,950)
---------------------------------
  C Class                                   --                  --                  --                 --
---------------------------------------------------------------------------------------------------------
Decrease in net assets
from distributions                  (7,430,623)        (20,659,241)        (14,271,025)       (68,124,762)
---------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
---------------------------------------------------------------------------------------------------------
Net increase in net
assets from capital
share transactions                  70,601,880          63,082,864         133,444,971        304,490,148
---------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS          55,525,365          49,055,723          66,572,229        227,744,190

NET ASSETS
---------------------------------------------------------------------------------------------------------
Beginning of period                232,402,257         183,346,534         718,517,098        490,772,908
---------------------------------------------------------------------------------------------------------
End of period                     $287,927,622        $232,402,257        $785,089,327       $718,517,098
=========================================================================================================

Undistributed net
investment income                   $1,202,278            $983,065          $2,747,710         $1,991,745
=========================================================================================================

See Notes to Financial Statements.                                  (continued)

                                                                          -----
                                                                          59

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2002 AND NOVEMBER 30, 2001
--------------------------------------------------------------------------------
                                                       STRATEGIC AGGRESSIVE
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                               2002                2001
--------------------------------------------------------------------------------

OPERATIONS
--------------------------------------------------------------------------------
Net investment income                             $5,386,387         $5,533,779
----------------------------------------------
Net realized loss                                (42,924,357)
                                                                    (36,127,489)
----------------------------------------------
Change in net unrealized
appreciation (depreciation)                         (281,775)         1,870,075
--------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                        (37,819,745)       (28,723,635)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
----------------------------------------------
  Investor Class                                  (4,402,208)        (3,430,849)
----------------------------------------------
  Advisor Class                                     (503,990)          (343,442)
----------------------------------------------
  Institutional Class                               (526,504)           (74,786)
----------------------------------------------
  C Class                                               (103)                --
----------------------------------------------
From net realized gains:
----------------------------------------------
  Investor Class                                          --        (32,321,263)
----------------------------------------------
  Advisor Class                                           --         (4,255,040)
----------------------------------------------
  Institutional Class                                     --           (664,703)
----------------------------------------------
  C Class                                                --                  --
--------------------------------------------------------------------------------
Decrease in net assets
from distributions                                (5,432,805)       (41,090,083)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets
from capital share transactions                    84,531,796        78,622,277
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                         41,279,246         8,808,559

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               367,126,503       358,317,944
--------------------------------------------------------------------------------
End of period                                    $408,405,749      $367,126,503
================================================================================

Undistributed net
investment income                                 $4,263,632         $4,582,945
================================================================================

See Notes to Financial Statements.

-----

Notes to Financial Statements

NOVEMBER 30, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Strategic Asset Allocations, Inc. (the
corporation) is registered under the Investment Company Act of 1940 the (1940
Act) as an open-end management investment company. Strategic Allocation:
Conservative Fund (Strategic Conservative), Strategic Allocation: Moderate Fund
(Strategic Moderate) and Strategic Allocation: Aggressive Fund (Strategic
Aggressive) (the funds) are three funds in a series issued by the corporation.
The funds are diversified under the 1940 Act. The funds' investment objectives are to provide as high a level of total return (capital appreciation plus dividend and interest income) as is consistent with each fund's risk profile.
The funds seek to achieve this by diversifying investments among three asset classes - equity securities, bonds and cash equivalent instruments, the mix of which will depend on the risk profile of each fund. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

MULTIPLE CLASS -- Strategic Conservative is authorized to issue the Investor
Class, the Advisor Class, and the Institutional Class. Strategic Moderate and
Strategic Aggressive are authorized to issue the Investor Class, the Advisor
Class, the Institutional Class, and the C Class. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The funds record the tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The funds may enter into stock index futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized  and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

                                                                   (continued)

                                                                          -----
                                                                          61

Notes to Financial Statements

NOVEMBER 30, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments,respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, with the exception of those for Strategic Aggressive, which are declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice a year, usually in March and December. The funds may make distributions  on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

On December 13, 2002, Strategic Aggressive declared and paid a per share distribution from net investment income to shareholders of record on December
12, 2002 of $0.0715, $0.0573, $0.0828, and $0.0155 for the Investor Class, the
Advisor Class, the Institutional Class, and the  C Class, respectively.

On December 31, 2002, Strategic Conservative declared and paid a per share distribution from net investment income to shareholders of record on December
30, 2002 of $0.0306, $0.0275, and $0.0331 for the Investor Class, the Advisor
Class, and the Institutional Class, respectively. On December 31, 2002,
Strategic Moderate declared and paid a per share distribution from net investment income to shareholders of record on December 30, 2002 of $0.0259,
$0.0226, $0.0286, and $0.0127 for the Investor Class, the Advisor Class, the
Institutional Class, and the C Class, respectively.

                                                                    (continued)

-----

Notes to Financial Statements

NOVEMBER 30, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the funds' average daily closing net assets during the previous month.

The effective annual management fee for the year ended November 30, 2002 for the
Investor Class and C Class of Strategic Conservative, Strategic Moderate, and
Strategic Aggressive was 1.00%, 1.10%, and 1.20%, respectively, as applicable.
The effective annual management fee for the year ended November 30, 2002 for the
Advisor Class of Strategic Conservative, Strategic Moderate, and Strategic
Aggressive was 0.75%, 0.85%, and 0.95%, respectively. The effective annual management fee for the year ended November 30, 2002 for the Institutional Class of Strategic Conservative, Strategic Moderate, and Strategic Aggressive was
0.80%, 0.90%, and 1.00%, respectively. The annual management fee schedule for each class of the funds is as follows:

----------------------------------------------------------------------------------------------------------------------
                                   STRATEGIC CONSERVATIVE                            STRATEGIC MODERATE
----------------------------------------------------------------------------------------------------------------------
                           INVESTOR       ADVISOR    INSTITUTIONAL   INVESTOR       ADVISOR    INSTITUTIONAL       C
                             CLASS         CLASS         CLASS         CLASS         CLASS         CLASS         CLASS
----------------------------------------------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------
First $1 billion             1.00%         0.75%         0.80%         1.10%         0.85%         0.90%         1.10%
----------------------------------------------------------------------------------------------------------------------
Over $1 billion              0.90%         0.65%         0.70%         1.00%         0.75%         0.80%         1.00%
----------------------------------------------------------------------------------------------------------------------
                                                                                    STRATEGIC AGGRESSIVE
----------------------------------------------------------------------------------------------------------------------
                                                                     INVESTOR       ADVISOR    INSTITUTIONAL       C
                                                                       CLASS         CLASS         CLASS         CLASS
----------------------------------------------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------
First $1 billion                                                       1.20%         0.95%         1.00%         1.20%
----------------------------------------------------------------------------------------------------------------------
Over $1 billion                                                        1.10%         0.85%         0.90%         1.10%
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class and C Class will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25% and 0.75%, respectively, and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly in arrears based on the Advisor Class's or C Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class or C Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the year ended November 30, 2002, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended November 30, 2002, the funds invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPM.

                                                                    (continued)

                                                                          -----
                                                                          63

Notes to Financial Statements

NOVEMBER 30, 2002

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2002, were as follows:

--------------------------------------------------------------------------------
                                  STRATEGIC         STRATEGIC        STRATEGIC
                                CONSERVATIVE        MODERATE         AGGRESSIVE
--------------------------------------------------------------------------------
PURCHASES
--------------------------------------------------------------------------------
Investment Securities other
than U.S. Government
& Agency Obligations            $228,263,574      $999,930,558      $670,961,712
--------------------------------------------------------------------------------
U.S. Government &
Agency Obligations               $78,835,617      $126,758,373       $33,259,538
--------------------------------------------------------------------------------
PROCEEDS FROM SALES
--------------------------------------------------------------------------------
Investment Securities other
than U.S. Government
& Agency Obligations            $191,070,816      $885,624,911      $589,748,600
--------------------------------------------------------------------------------
U.S. Government &
Agency Obligations               $54,559,291      $119,016,520       $34,132,069
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

--------------------------------------------------------------------------------------------------------
                                      STRATEGIC CONSERVATIVE                   STRATEGIC MODERATE
--------------------------------------------------------------------------------------------------------
                                    SHARES              AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                 200,000,000                            200,000,000
========================================================================================================
Sold                               22,688,199         $113,298,307        32,944,066        $185,807,127
-------------------------------
Issued in reinvestment
  of distributions                  1,260,386            6,341,481         1,924,974          10,704,657
-------------------------------
Redeemed                          (14,585,444)         (72,487,745)      (27,878,008)       (153,774,575)
--------------------------------------------------------------------------------------------------------
Net increase                        9,363,141         $ 47,152,043         6,991,032         $42,737,209
========================================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                 200,000,000                            200,000,000
========================================================================================================
Sold                               16,895,192          $88,987,303        53,559,398        $316,310,031
-------------------------------
Issued in reinvestment
  of distributions                  3,494,834           18,358,182         9,860,806          60,667,707
-------------------------------
Redeemed                          (10,772,581)         (56,705,959)      (31,552,906)       (189,316,723)
--------------------------------------------------------------------------------------------------------
Net increase                        9,617,445          $50,639,526        31,867,298        $187,661,015
========================================================================================================

                                                                    (continued)

-----

Notes to Financial Statements

NOVEMBER 30, 2002

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------------------------------
                                      STRATEGIC CONSERVATIVE                   STRATEGIC MODERATE
--------------------------------------------------------------------------------------------------------
                                    SHARES              AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                 50,000,000                             50,000,000
========================================================================================================
Sold                               5,590,549          $27,463,573        22,650,067        $127,142,333
-------------------------------
Issued in reinvestment
  of distributions                    92,351              459,681           227,161           1,238,847
-------------------------------
Redeemed                          (1,084,196)          (5,336,471)       (7,256,364)        (39,856,083)
--------------------------------------------------------------------------------------------------------
Net increase                       4,598,704          $22,586,783        15,620,864         $88,525,097
========================================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                 50,000,000                             50,000,000
========================================================================================================
Sold                                 802,062           $4,269,783         4,926,402         $29,486,777
-------------------------------
Issued in reinvestment
  of distributions                   244,289            1,283,982           491,876           3,020,535
-------------------------------
Redeemed                            (882,342)          (4,682,060)       (1,696,606)        (10,308,084)
--------------------------------------------------------------------------------------------------------
Net increase                         164,009           $  871,705         3,721,672         $22,199,228
========================================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                 50,000,000                             50,000,000
========================================================================================================
Sold                               2,153,069          $10,731,103         4,272,201         $23,762,147
-------------------------------
Issued in reinvestment
  of distributions                    92,815              467,616           401,527           2,237,764
-------------------------------
Redeemed                          (2,077,325)         (10,335,665)       (4,348,739)        (24,303,755)
--------------------------------------------------------------------------------------------------------
Net increase                         168,559          $   863,054           324,989          $1,696,156
========================================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                 50,000,000                             50,000,000
========================================================================================================
Sold                               2,737,474          $14,370,262        17,259,705        $102,801,581
-------------------------------
Issued in reinvestment
  of distributions                   108,358              567,301           631,265           3,842,797
-------------------------------
Redeemed                            (636,829)          (3,365,930)       (2,033,172)        (12,016,971)
--------------------------------------------------------------------------------------------------------
Net increase                       2,209,003          $11,571,633        15,857,798         $94,627,407
========================================================================================================
C CLASS
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                     N/A                                50,000,000
========================================================================================================
Sold                                                                         92,143            $493,791
-------------------------------
Issued in reinvestment
  of distributions                                                              238               1,257
-------------------------------
Redeemed                                                                     (1,590)             (8,539)
--------------------------------------------------------------------------------------------------------
Net increase                                                                 90,791            $486,509
========================================================================================================
PERIOD ENDED NOVEMBER 30, 2001(1)
SHARES AUTHORIZED                     N/A                                50,000,000
========================================================================================================
Sold                                                                            445              $2,498
========================================================================================================

(1)  October 2, 2001 (commencement of sale) through November 30, 2001 for
     Strategic Moderate.

                                                                    (continued)

                                                                          -----
                                                                          65

Notes to Financial Statements

NOVEMBER 30, 2002

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                        STRATEGIC AGGRESSIVE
--------------------------------------------------------------------------------
                                                       SHARES           AMOUNT
--------------------------------------------------------------------------------
INVESTOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                                   200,000,000
================================================================================
Sold                                                 17,695,821     $108,252,641
----------------------------------------------
Issued in reinvestment of distributions                 687,385        4,364,895
----------------------------------------------
Redeemed                                            (11,988,085)     (72,189,244)
--------------------------------------------------------------------------------
Net increase                                          6,395,121      $40,428,292
================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                                   200,000,000
================================================================================
Sold                                                 15,930,554     $108,470,093
----------------------------------------------
Issued in reinvestment of distributions               4,993,500       35,455,476
----------------------------------------------
Redeemed                                            (14,810,049)     (99,146,119)
--------------------------------------------------------------------------------
Net increase                                          6,114,005      $44,779,450
================================================================================
ADVISOR CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  9,616,315      $55,369,370
----------------------------------------------
Issued in reinvestment of distributions                  79,365          503,959
----------------------------------------------
Redeemed                                             (2,200,909)     (12,864,093)
--------------------------------------------------------------------------------
Net increase                                          7,494,771      $43,009,236
================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  1,770,353      $11,984,034
----------------------------------------------
Issued in reinvestment of distributions                 647,628        4,598,157
----------------------------------------------
Redeemed                                             (1,397,384)      (9,473,840)
--------------------------------------------------------------------------------
Net increase                                          1,020,597       $7,108,351
================================================================================
INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  1,378,001      $8,434,006
----------------------------------------------
Issued in reinvestment of distributions                  82,914         526,504
----------------------------------------------
Redeemed                                             (1,472,741)     (8,929,425)
--------------------------------------------------------------------------------
Net increase (decrease)                                 (11,826)        $31,085
================================================================================
YEAR ENDED NOVEMBER 30, 2001
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                  4,620,256      $30,847,882
----------------------------------------------
Issued in reinvestment of distributions                 104,153          739,484
----------------------------------------------
Redeemed                                               (735,508)      (4,859,890)
--------------------------------------------------------------------------------
Net increase                                          3,988,901      $26,727,476
================================================================================

                                                                    (continued)

-----

Notes to Financial Statements

NOVEMBER 30, 2002

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                         STRATEGIC AGGRESSIVE
--------------------------------------------------------------------------------
                                                       SHARES           AMOUNT
--------------------------------------------------------------------------------
C CLASS
--------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                    182,252       $1,084,912
----------------------------------------------
Issued in reinvestment of distributions                      16              103
----------------------------------------------
Redeemed                                                 (3,647)         (21,832)
--------------------------------------------------------------------------------
Net increase                                            178,621       $1,063,183
================================================================================
PERIOD ENDED NOVEMBER 30, 2001(1)
SHARES AUTHORIZED                                    50,000,000
================================================================================
Sold                                                      1,075           $7,000
================================================================================

(1)  November 27, 2001 (commencement of sale) through November 30, 2001.

5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM, have a $650,000,000 unsecured bank line of credit agreement with JPM, which was renewed to
$620,000,000 effective December 17, 2002. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the year ended November 30, 2002.

6. FEDERAL TAX INFORMATION

The tax character of distributions paid during the years ended November 30, 2002 and November 30, 2001 were as follows:

--------------------------------------------------------------------------------
                            STRATEGIC CONSERVATIVE        STRATEGIC MODERATE
--------------------------------------------------------------------------------
                               2002         2001          2002          2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income             $6,448,604   $13,073,465   $14,271,025   $40,341,929
--------------------------------------------------------------------------------
Long-term capital gains       $982,019    $7,585,776        --       $27,782,833
--------------------------------------------------------------------------------
                                                          STRATEGIC AGGRESSIVE
--------------------------------------------------------------------------------
                                                          2002          2001
--------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM
--------------------------------------------------------------------------------
Ordinary income                                        $5,432,805    $18,747,372
--------------------------------------------------------------------------------
Long-term capital gains                                    --        $22,342,711
--------------------------------------------------------------------------------

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

                                                                    (continued)

                                                                          -----
                                                                          67

Notes to Financial Statements

NOVEMBER 30, 2002

6. FEDERAL TAX INFORMATION (CONTINUED)

As of November 30, 2002, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                    STRATEGIC        STRATEGIC        STRATEGIC
                                   CONSERVATIVE      MODERATE        AGGRESSIVE
--------------------------------------------------------------------------------
COMPONENTS OF DISTRIBUTABLE EARNINGS AND TAX COST
--------------------------------------------------------------------------------
Federal tax cost of investments    $286,413,776    $784,176,962    $404,953,337
================================================================================
Gross tax appreciation
  of investments                    $ 9,806,424    $ 35,467,437    $ 22,350,512
---------------------------------
Gross tax depreciation
  of investments                     (9,421,497)    (37,823,583)    (20,032,474)
--------------------------------------------------------------------------------
Net tax appreciation
  (depreciation)
  of investments                       $384,927     $(2,356,146)     $2,318,038
================================================================================
Net tax appreciation
  (depreciation) of derivatives
  and translation of assets
  and liabilities in
  foreign currencies                    $27,262        $(58,237)       $(31,165)
--------------------------------------------------------------------------------
Net tax appreciation
  (depreciation)                       $412,189     $(2,414,383)     $2,286,873
================================================================================
Undistributed ordinary income        $1,205,064      $2,774,816      $4,283,226
---------------------------------
Accumulated long-term gains             --              --              --
---------------------------------
Accumulated capital losses          $(9,370,786)   $(74,981,618)   $(73,862,534)
---------------------------------
Capital loss deferral                 $(749,873)    $(4,622,380)    $(3,259,896)
--------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2010 for Strategic
Conservative and 2009 through 2010 for Strategic Moderate and Strategic
Aggressive.

The capital loss deferrals represent net capital and currency losses incurred in the one-month period ended November 30, 2002. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

7. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

During the fiscal year ended November 30, 2002, the following amounts distributed were designated as capital gains dividends.

--------------------------------------------------------------------------------
      STRATEGIC CONSERVATIVE      STRATEGIC MODERATE      STRATEGIC AGGRESSIVE
--------------------------------------------------------------------------------
             $960,322                     --                       --
--------------------------------------------------------------------------------

For corporate taxpayers, the following percentage of the ordinary income distributions paid during the fiscal year ended November 30, 2002, qualify for the corporate dividends received deduction.

--------------------------------------------------------------------------------
      STRATEGIC CONSERVATIVE      STRATEGIC MODERATE      STRATEGIC AGGRESSIVE
--------------------------------------------------------------------------------
               3.48%                     7.33%                   13.14%
--------------------------------------------------------------------------------

-----

Strategic Conservative - Financial
Highlights

For a Share Outstanding Throughout the Years Ended November 30
-----------------------------------------------------------------------------------------------------------
                                                                  INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $5.26          $5.69          $5.69          $5.59          $5.55
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.13           0.16           0.19           0.17           0.18
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                (0.30)          0.02           0.19           0.28           0.31
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (0.17)          0.18           0.38           0.45           0.49
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.13)         (0.15)         (0.19)         (0.16)         (0.19)
-----------------------------------
  From Net Realized Gains               (0.02)         (0.46)         (0.19)         (0.19)         (0.26)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.15)         (0.61)         (0.38)         (0.35)         (0.45)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $4.94          $5.26          $5.69          $5.69          $5.59
===========================================================================================================
  TOTAL RETURN(2)                       (3.23)%         3.37%          6.74%          8.47%          9.43%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                  1.00%          1.00%          1.00%          1.00%          1.00%
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                  2.60%          3.06%          3.32%          3.01%          3.35%
-----------------------------------
Portfolio Turnover Rate                   111%           160%           149%           105%           113%
-----------------------------------
Net Assets, End of Period
  (in thousands)                      $239,410       $205,778       $168,037       $167,083       $180,970
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          69

Strategic Conservative -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-----------------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $5.26          $5.69          $5.69          $5.59          $5.56
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.12           0.15           0.18           0.15           0.17
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                (0.31)          0.02           0.18           0.30           0.31
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (0.19)          0.17           0.36           0.45           0.48
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.12)         (0.14)         (0.17)         (0.16)         (0.19)
-----------------------------------
  From Net Realized Gains               (0.02)         (0.46)         (0.19)         (0.19)         (0.26)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.14)         (0.60)         (0.36)         (0.35)         (0.45)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $4.93          $5.26          $5.69          $5.69          $5.59
===========================================================================================================
  TOTAL RETURN(2)                       (3.66)%         3.11%          6.49%          8.32%          9.06%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                  1.25%          1.25%          1.25%          1.25%          1.25%
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                  2.35%          2.81%          3.07%          2.76%          3.10%
-----------------------------------
Portfolio Turnover Rate                   111%           160%           149%           105%           113%
-----------------------------------
Net Assets, End of Period
  (in thousands)                      $33,675         $11,702        $11,737         $8,876         $6,596
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

-----

Strategic Conservative -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted
--------------------------------------------------------------------------------
                                                 INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                         2002           2001          2000(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $5.26          $5.69          $5.68
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)               0.14           0.17           0.07
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                (0.30)          0.02          (0.01)
--------------------------------------------------------------------------------
  Total From Investment Operations      (0.16)          0.19           0.06
--------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.14)         (0.16)         (0.05)
-----------------------------------
  From Net Realized Gains               (0.02)         (0.46)           --
--------------------------------------------------------------------------------
  Total Distributions                   (0.16)         (0.62)         (0.05)
--------------------------------------------------------------------------------
Net Asset Value, End of Period          $4.94          $5.26          $5.69
================================================================================
  TOTAL RETURN(3)                       (3.03)%         3.57%          1.10%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                  0.80%          0.80%        0.80%(4)
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                  2.80%          3.26%        3.70%(4)
-----------------------------------
Portfolio Turnover Rate                   111%           160%         149%(5)
-----------------------------------
Net Assets, End of Period
  (in thousands)                       $14,843        $14,922         $3,573
--------------------------------------------------------------------------------

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2000.

See Notes to Financial Statements.

                                                                          -----
                                                                          71

Strategic Moderate -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-----------------------------------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $5.87          $6.92          $6.89          $6.22          $5.98
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.11           0.13           0.16           0.12           0.15
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                (0.47)         (0.26)          0.20           0.88           0.45
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (0.36)         (0.13)          0.36           1.00           0.60
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.11)         (0.12)         (0.15)         (0.12)         (0.16)
-----------------------------------
  From Net Realized Gains                 --           (0.80)         (0.18)         (0.21)         (0.20)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.11)         (0.92)         (0.33)         (0.33)         (0.36)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $5.40          $5.87          $6.92          $6.89          $6.22
===========================================================================================================
  TOTAL RETURN(2)                       (6.23)%        (2.37)%         5.20%         16.97%         10.32%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                  1.10%          1.10%          1.10%          1.10%          1.10%
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                  2.01%          2.20%          2.24%          1.92%          2.38%
-----------------------------------
Portfolio Turnover Rate                   147%           175%           153%           107%           127%
-----------------------------------
Net Assets, End of Period
  (in thousands)                      $556,989       $564,586       $444,882       $375,592       $261,721
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

-----

Strategic Moderate -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-----------------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $5.87          $6.92          $6.89          $6.22          $5.98
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.10           0.12           0.15           0.11           0.13
-------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                (0.48)         (0.27)          0.20           0.88           0.45
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (0.38)         (0.15)          0.35           0.99           0.58
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.09)         (0.10)         (0.14)         (0.11)         (0.14)
-------------------------------------
  From Net Realized Gains                 --           (0.80)         (0.18)         (0.21)         (0.20)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.09)         (0.90)         (0.32)         (0.32)         (0.34)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $5.40          $5.87          $6.92          $6.89          $6.22
===========================================================================================================
  TOTAL RETURN(2)                       (6.45)%        (2.59)%         4.95%         16.66%         10.07%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                  1.35%          1.35%          1.35%          1.35%          1.35%
-------------------------------------
Ratio of Net Investment Income
  to Average Net Assets                  1.76%          1.95%          1.99%          1.67%          2.13%
-------------------------------------
Portfolio Turnover Rate                   147%           175%           153%           107%           127%
-------------------------------------
Net Assets, End of Period
  (in thousands)                      $121,210        $40,166        $21,605        $15,979        $13,251
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          73

Strategic Moderate -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted
--------------------------------------------------------------------------------
                                                 INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                         2002           2001          2000(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $5.87          $6.93          $7.23
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)               0.12           0.14           0.06
-----------------------------------
  Net Realized and Unrealized Loss      (0.47)         (0.27)         (0.31)
--------------------------------------------------------------------------------
  Total From Investment Operations      (0.35)         (0.13)         (0.25)
--------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.12)         (0.13)         (0.05)
-----------------------------------
  From Net Realized Gains                 --           (0.80)           --
--------------------------------------------------------------------------------
  Total Distributions                   (0.12)         (0.93)         (0.05)
--------------------------------------------------------------------------------
Net Asset Value, End of Period          $5.40          $5.87          $6.93
================================================================================
  TOTAL RETURN(3)                       (6.04)%        (2.30)%        (3.53)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                  0.90%          0.90%        0.90%(4)
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                  2.21%          2.40%        2.67%(4)
-----------------------------------
Portfolio Turnover Rate                   147%           175%         153%(5)
-----------------------------------
Net Assets, End of Period
  (in thousands)                      $106,398       $113,763        $24,285
--------------------------------------------------------------------------------

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2000.

See Notes to Financial Statements.

-----

Strategic Moderate -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted
--------------------------------------------------------------------------------
                                                                C CLASS
--------------------------------------------------------------------------------
                                                         2002          2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $5.86          $5.62
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------
  Net Investment Income(2)                               0.06           0.01
--------------------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                                (0.48)          0.23
--------------------------------------------------------------------------------
  Total From Investment Operations                      (0.42)          0.24
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------
  From Net Investment Income                            (0.05)           --
--------------------------------------------------
  From Net Realized Gains                                 --             --
--------------------------------------------------------------------------------
  Total Distributions                                   (0.05)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $5.39          $5.86
================================================================================
  TOTAL RETURN(3)                                       (7.16)%         4.27%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                                  2.10%        2.10%(4)
--------------------------------------------------
Ratio of Net Investment Income
  to Average Net Assets                                  1.01%        0.72%(4)
--------------------------------------------------
Portfolio Turnover Rate                                   147%         175%(5)
--------------------------------------------------
Net Assets, End of Period
  (in thousands)                                          $492             $3
--------------------------------------------------------------------------------

(1)  October 2, 2001 (commencement of sale) through November 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2001.

See Notes to Financial Statements.

                                                                          -----
                                                                          75

Strategic Aggressive -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-----------------------------------------------------------------------------------------------------------
                                                                 INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $6.49          $7.89          $7.91          $6.54          $6.25
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.09           0.10           0.11           0.07           0.10
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                (0.70)         (0.59)          0.30           1.55           0.49
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (0.61)         (0.49)          0.41           1.62           0.59
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.10)         (0.09)         (0.08)         (0.08)         (0.09)
-----------------------------------
  From Net Realized Gains                 --           (0.82)         (0.35)         (0.17)         (0.21)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.10)         (0.91)         (0.43)         (0.25)         (0.30)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $5.78          $6.49          $7.89          $7.91          $6.54
===========================================================================================================
  TOTAL RETURN(2)                       (9.59)%        (7.27)%         5.14%         25.69%          9.93%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                  1.20%          1.20%          1.20%          1.20%          1.20%
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                  1.42%          1.53%          1.25%          1.02%          1.49%
-----------------------------------
Portfolio Turnover Rate                   172%           184%           149%           115%           134%
-----------------------------------
Net Assets, End of Period
  (in thousands)                      $300,644       $295,780       $311,193       $192,831       $145,125
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

-----

Strategic Aggressive -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30
-----------------------------------------------------------------------------------------------------------
                                                                  ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
                                         2002           2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                   $6.47          $7.86          $7.89          $6.52          $6.23
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(1)               0.07           0.09           0.09           0.05           0.08
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                (0.69)         (0.59)          0.29           1.55           0.49
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations      (0.62)         (0.50)          0.38           1.60           0.57
-----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income            (0.08)         (0.07)         (0.06)         (0.06)         (0.07)
-----------------------------------
  From Net Realized Gains                 --           (0.82)         (0.35)         (0.17)         (0.21)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.08)         (0.89)         (0.41)         (0.23)         (0.28)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $5.77          $6.47          $7.86          $7.89          $6.52
===========================================================================================================
  TOTAL RETURN(2)                       (9.68)%        (7.44)%         4.78%         25.46%          9.66%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                  1.45%          1.45%          1.45%          1.45%          1.45%
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                  1.17%          1.28%          1.00%          0.77%          1.24%
-----------------------------------
Portfolio Turnover Rate                   172%           184%           149%           115%           134%
-----------------------------------
Net Assets, End of Period
  (in thousands)                       $78,970        $40,120        $40,721        $13,417        $10,228
-----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

See Notes to Financial Statements.

                                                                          -----
                                                                          77

Strategic Aggressive -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted
--------------------------------------------------------------------------------
                                                  INSTITUTIONAL CLASS
--------------------------------------------------------------------------------
                                          2002           2001          2000(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                    $6.50          $7.89          $8.50
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income(2)                0.10           0.11           0.05
-----------------------------------
  Net Realized and Unrealized Loss       (0.69)         (0.59)         (0.66)
--------------------------------------------------------------------------------
  Total From Investment Operations       (0.59)         (0.48)         (0.61)
--------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income             (0.11)         (0.09)            --
-----------------------------------
  From Net Realized Gains                  --           (0.82)            --
--------------------------------------------------------------------------------
  Total Distributions                    (0.11)         (0.91)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period           $5.80          $6.50          $7.89
================================================================================
  TOTAL RETURN(3)                        (9.23)%        (7.06)%        (7.18)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                   1.00%          1.00%        1.00%(4)
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                   1.62%          1.73%        1.70%(4)
-----------------------------------
Portfolio Turnover Rate                    172%           184%         149%(5)
-----------------------------------
Net Assets, End of Period
  (in thousands)                        $27,764        $31,219         $6,404
--------------------------------------------------------------------------------

(1)  August 1, 2000 (commencement of sale) through November 30, 2000.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2000.

See Notes to Financial Statements.

-----

Strategic Aggressive -  Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted
--------------------------------------------------------------------------------
                                                               C CLASS
--------------------------------------------------------------------------------
  `                                                      2002          2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $6.49          $6.51
--------------------------------------------------
Income From Investment Operations
--------------------------------------------------
  Net Investment Income(2)                               0.03           --(3)
--------------------------------------------------
  Net Realized and Unrealized Loss                      (0.70)         (0.02)
--------------------------------------------------------------------------------
  Total From Investment Operations                      (0.67)         (0.02)
--------------------------------------------------------------------------------
Distributions
--------------------------------------------------
  From Net Investment Income                            (0.10)            --
--------------------------------------------------
  From Net Realized Gains                                 --              --
--------------------------------------------------------------------------------
  Total Distributions                                   (0.10)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $5.72          $6.49
================================================================================
  TOTAL RETURN(4)                                      (10.54)%        (0.31)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                                  2.20%        2.20%(5)
--------------------------------------------------
Ratio of Net Investment Income
  to Average Net Assets                                  0.42%        1.87%(5)
--------------------------------------------------
Portfolio Turnover Rate                                   172%         184%(6)
--------------------------------------------------
Net Assets, End of Period
  (in thousands)                                        $1,029             $7
--------------------------------------------------------------------------------

(1)  November 27, 2001 (commencement of sale) through November 30, 2001.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
     Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss between one class and another.

(5)  Annualized.

(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended November 30, 2001.

See Notes to Financial Statements.

                                                                          -----
                                                                          79

Independent Auditors' Report

The Board of Directors and Shareholders, American Century Strategic Asset
Allocations, Inc:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Strategic Allocation: Conservative Fund,
Strategic Allocation: Moderate Fund, and Strategic Allocation: Aggressive Fund,
(collectively the "Funds"), comprising American Century Strategic Asset
Allocations, Inc., as  of November 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
Strategic Allocation: Conservative Fund, Strategic Allocation: Moderate Fund,
and Strategic Allocation: Aggressive Fund as of November 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 13, 2003

-----

Management

The individuals listed below serve as directors or officers of the funds.  Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Hathaway
Corporation and  J.D. Edwards & Company
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of
    $2,500 for his services.

                                                                    (continued)

                                                                          -----
                                                                          81

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (55)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

-----

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); Chief Operating Officer, ACC (June 1996 to September 2000); General
Counsel, ACC, ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1989 to June
1998); Also serves as: Executive Vice President and Chief Operating Officer,
ACIM, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
--------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-2021.

                                                                          -----
                                                                          83

Share Class Information

Four classes of shares are authorized for sale by the funds: Investor Class,
Advisor Class, Institutional Class, and C Class. (C Class shares are not available for Strategic Conservative.)

INVESTOR CLASS shares are available  for purchase directly from American Century without any commissions or other fees. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee.

ADVISOR CLASS shares are sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50%  Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which
Advisor Class shares are purchased. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

INSTITUTIONAL CLASS shares are available to endowments, foundations, defined benefit pension plans or financial  intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional  customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of Institutional Class shares is 0.20% less than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans or through institutions such as banks, broker-dealers, and insurance companies. C
Class shares are subject to a Rule 12b-1 service and distribution fee of 1.00%
for equity funds and 0.75% for fixed income funds. 0.25% of that fee is available to pay for individual shareholder and administrative services and the remainder is available to pay for distribution services provided by the financial intermediary through which  C Class shares are purchased. The total expense ratio of C Class shares is higher than the total expense ratio of
Investor Class shares by 1.00% for equity funds and 0.75% for fixed income funds.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

-----

Retirement Account Information

As required by law, any distributions you receive from an IRA and certain 403(b)
distributions [not eligible for rollover to an IRA or to another  qualified plan] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you do not want us to withhold on this amount, you must notify us not to withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the  withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                                                          -----
                                                                          85

Background Information

INVESTMENT TEAM LEADERS
--------------------------
PORTFOLIO MANAGERS
--------------------------
    Jeff Tyler
--------------------------
    Brian Howell
--------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

American Century offers 17 growth and income funds, including domestic equity, balanced, asset allocation, and specialty funds.

STRATEGIC ALLOCATION: CONSERVATIVE emphasizes bonds and money market securities to provide regular income and principal protection. The fund also provides the potential for moderate  long-term growth by investing a portion of its assets in stocks.

STRATEGIC ALLOCATION: MODERATE emphasizes common stocks for their long-term growth prospects, but maintains a sizable stake in bonds and money market securities to provide some income and increase overall price stability.

STRATEGIC ALLOCATION: AGGRESSIVE focuses primarily on common stocks  as a source of long-term growth, but maintains a small portion of its assets in bonds and money market securities to provide a modest amount of income and help cushion the share price volatility of the stock portion.

The risk designations are relative only to the three Strategic Asset Allocation funds and do not represent comparisons with any other investment.

The funds invest in both domestic and foreign securities. International investing involves special risks, such as political instability and currency fluctuations.

COMPARATIVE INDICES

The following indices are used in the report for fund performance comparisons.
They are not investment products available for purchase.

The S&P 500 is composed of 500 large-capitalization stocks traded on domestic exchanges. It is considered a broad measure of large-company stock performance.

The S&P MIDCAP 400 is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

The S&P SMALLCAP 600 is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

The LEHMAN AGGREGATE BOND INDEX reflects the combined performance of several
Lehman bond indices, including the Treasury Bond, Corporate Bond, and
Mortgage-Backed Securities indices.

The MSCI EUROPE, AUSTRALASIA, FAR EAST (EAFE(reg.tm)) Index is a widely followed group of stocks from 22 countries (excluding the U.S.).

The 90-DAY U.S. TREASURY BILL INDEX  is derived from secondary market interest rates as published by the Federal Reserve Bank.

THE FUNDS' NEUTRAL ASSET MIXES*
---------------------------------------------------
                           CON      MOD      AGG
---------------------------------------------------
Stocks                     45%      63%      78%
---------------------------------------------------
Bonds                      45%      31%      20%
---------------------------------------------------
Cash (money market
securities)                10%       6%       2%
---------------------------------------------------

* The funds' actual asset mixes will vary from the neutral mixes based on investment performance. Fund managers regularly review the portfolios and rebalance the asset mixes to stay within the funds' preset operating ranges.

-----

Glossary

ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)--a generic mortgage derivative.
Mortgage derivatives are usually securities created (derived) from a  pool of mortgages or mortgage-backed securities. Whereas a typical mortgage-backed security is an ownership interest in a complete mortgage pool, a derivative is usually an interest in just one part of a pool.

CORPORATE SECURITIES--debt securities or instruments issued by corporations.
Short-term corporate securities are typically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

DIVIDEND YIELD--a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as
"pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are
"passed through"  to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

PRICE/EARNINGS RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of a percentage. (Earnings per share is calculated by dividing a company's after-tax earnings by its outstanding shares.)

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).
Some agency securities are backed by the full faith and credit of the U.S.
government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).

(continued)

                                                                          -----
                                                                          87

Glossary

U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes
(maturing in two to ten years), and bonds (maturing in more than ten years).

WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing  to ensure its objectives, policies, and risk potential are consistent with  your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME--taxable and tax-free bond funds that can provide current income.  They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential  with either low or minimal price-fluctuation risk.

MODERATE--these funds generally  provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

-----

Glossary

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains  or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

                                                                          -----
                                                                          89

Notes

-----

[inside back cover - blank]

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

--------------------------------------------------------------------------------

0301                                  American Century Investment Services, Inc.
SH-ANN-32701N                      (c)2003 American Century Services Corporation